Exhibit 10.2
EXECUTION VERSION
AMENDMENT NO. 9 TO RECEIVABLES FINANCING AGREEMENT
AND
REAFFIRMATION OF PERFORMANCE GUARANTY

This AMENDMENT NO. 9 TO RECEIVABLES FINANCING AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of October 11, 2022, is entered into by and among OLIN FINANCE COMPANY, LLC (“Olin Finance”), as borrower under the Receivables Financing Agreement (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “Borrower”), OLIN CORPORATION (“Olin”), as initial servicer under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender”), and as group agent for the PNC Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), THE TORONTO-DOMINION BANK (“TD Bank”), as a related committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Related Committed Lender”) and as group agent for the TD Bank Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK, as conduit lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Conduit Lender”), TRUIST BANK, as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender” and collectively with PNC as a Committed Lender and the Related Committed Lender, the “Committed Lenders” and together with the Conduit Lender, the “Lenders”), and as group agent for the Truist Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent” and collectively with PNC as a Group Agent and TD Bank as a Group Agent, the “Group Agents”), and the various other Lenders and Group Agents from time to time party to the Receivables Financing Agreement, and acknowledged and agreed to by PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Structuring Agent”), and is reaffirmed by, with respect to Section 11 hereof, Olin, as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”).
BACKGROUND
WHEREAS, the Borrower, the Servicer, the Persons from time to time party thereto as Lenders and as Group Agents, the Administrative Agent, and, solely with respect to Section 10.10 thereof, the Structuring Agent, entered into the Receivables Financing Agreement as of December 20, 2016 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Original Receivables Financing Agreement”; as may be further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”);
WHEREAS, the Performance Guarantor entered into the Amended and Restated Performance Guaranty as of September 28, 2021 (as may be amended, restated, supplemented or
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otherwise modified from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrative Agent; and
WHEREAS, the parties hereto wish to (i) further amend the Original Receivables Financing Agreement pursuant to the terms and conditions set forth herein and (ii) provide consent to an amendment to the Borrower’s limited liability company agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Receivables Financing Agreement.
SECTION 2.Amendments to Original Receivables Financing Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Original Receivables Financing Agreement is hereby amended to add or delete such text as may be necessary to conform the Original Receivables Financing Agreement to the agreement attached as Exhibit A.
SECTION 3.Representations, Warranties and Enforceability. Each of the Borrower and the Servicer hereby represents and warrants to the Administrative Agent, the Group Agents and the Lenders, as applicable, as of the date hereof with respect to itself, as follows:
(a)the representations and warranties of it contained in Section 6.01 and Section 6.02, as applicable, of the Receivables Financing Agreement are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case, such representations and warranties shall be true and correct as made) on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date;
(b)no event has occurred and is continuing, or would result from this Amendment, that constitutes an Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement; and
(c)(i) the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Receivables Financing Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary action on its part and (ii) this Amendment and the Receivables Financing Agreement, as amended hereby, have been duly executed and are its valid and legally binding obligations, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
SECTION 4.Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)The Administrative Agent shall have received (i) fully executed counterparts of all documents and other deliverables listed on the closing memorandum attached as Exhibit B hereto, in each case, in form and substance acceptable to the Administrative Agent (collectively, the “Amendment Documents”) and (ii) all fees and expenses payable by the Borrower on the date hereof to the Credit Parties in accordance with the terms of the Transaction Documents.
(b)The Administrative Agent shall have received such documents and certificates as the Administrative Agent shall have reasonably requested on or prior to the date hereof.
(c)No Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement, shall have occurred and be continuing.
(d)PNC, as the Administrative Agent, as a Committed Lender and as the Group Agent for the PNC Group, TD Bank, as a Related Committed Lender and as the Group Agent for the TD Bank Group, and the Conduit Lender, in each case, under the Receivables Financing Agreement, as applicable, shall have received all fees and other amounts due and payable to it under the Transaction Documents and in connection with the Amendment Documents on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out-of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Borrower agrees to remit payment to the applicable party promptly upon receipt of such invoice.
SECTION 5.Amendment. The Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor, hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Financing Agreement as of the date hereof. Except as amended by this Amendment, the Receivables Financing Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.
SECTION 6.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 7.Captions. The headings of the Sections of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
SECTION 8.Successors and permitted assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor and their respective successors and permitted assigns.
SECTION 9.Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10.Governing Law and Jurisdiction. The provisions of the Receivables Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.

SECTION 11.Ratification of Performance Guarantee. After giving effect to this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

SECTION 12.Consent. The Borrower and the Servicer hereby request that the Administrative Agent and the Majority Group Agents consent to the Amendment No. 2 to the Limited Liability Company Agreement of Olin Finance Company, LLC (the “LLC Amendment”). Notwithstanding anything to the contrary in the Receivables Financing Agreement or the Purchase and Sale Agreement, the Administrative Agent and the Majority Group Agents hereby consent to the occurrence of the LLC Amendment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
OLIN FINANCE COMPANY, LLC,
as the Borrower
By: /s/ Teresa M. Vermillion
Name: Teresa M. Vermillion
Title: Vice President & Treasurer
OLIN CORPORATION,
as the Servicer
By: /s/ Teresa M. Vermillion
Name: Teresa M. Vermillion
Title: Vice President & Treasurer

Amendment No. 9 to RFA (Olin)

Acknowledged and reaffirmed by, with respect to Section 11 hereof, as of the date first written above:
OLIN CORPORATION,
as the Performance Guarantor
By: /s/ Teresa M. Vermillion
Name: Teresa M. Vermillion
Title:     Vice President & Treasurer

Amendment No. 9 to RFA (Olin)

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent
By: /s/ Nina Austin
Name: Nina Austin
Title: Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as the Group Agent for the PNC Group
By: /s/ Nina Austin
Name: Nina Austin
Title: Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Committed Lender
By: /s/ Nina Austin
Name: Nina Austin
Title: Senior Vice President
Amendment 9 to RFA (Olin)
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THE TORONTO-DOMINION BANK,
as the Group Agent for the TD Bank Group
By: /s/ Brad Purkis
Name: Brad Purkis
Title: Managing Director
THE TORONTO-DOMINION BANK,
as a Related Committed Lender
By: /s/ Brad Purkis
Name: Brad Purkis
Title: Managing Director
COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, the TORONTO-DOMINION BANK,
as Conduit Lender for the TD Bank Group
By: /s/ Brad Purkis
Name: Brad Purkis
Title: Managing Director
Amendment No. 9 to RFA (Olin)

TRUIST BANK,
as the Group Agent for the Truist Group
By: /s/ Richard Rowe
Name: Richard Rowe
Title: Director
TRUIST BANK,
as a Committed Lender
By: /s/ Richard Rowe
Name: Richard Rowe
Title: Director

Amendment No. 9 to RFA (Olin)

Acknowledged and agreed to by,
as of the date first written above:

PNC CAPITAL MARKETS LLC,
as the Structuring Agent
By: /s/ Nina Austin
Name: Nina Austin
Title: Senior Vice President
Amendment No. 9 to RFA (Olin)

Exhibit A

Conformed copy of Receivables Financing Agreement

EXHIBIT A TO AMENDMENT NO. 9 TO RECEIVABLES FINANCING AGREEMENT
CONFORMED COPY OF EXECUTION VERSION

RECEIVABLES FINANCING AGREEMENT
Dated as of December 20, 2016
by and among
OLIN FINANCE COMPANY, LLC,
as Borrower,
THE PERSONS FROM TIME TO TIME PARTY HERETO,
as Lenders and as Group Agents,
PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
OLIN CORPORATION,
as initial Servicer,
and
PNC CAPITAL MARKETS LLC,
as Structuring Agent

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(continued)
Page

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(continued)
Page
EXHIBITS
EXHIBIT A        –    Form of Loan Request
EXHIBIT B        –    Form of Reduction Notice
EXHIBIT C        –    Form of Assignment and Acceptance Agreement
EXHIBIT D        –    Form of Assumption Agreement
EXHIBIT E        –    Credit and Collection Policy
EXHIBIT F        –    Form of Information Package
EXHIBIT G        –    Form of Compliance Certificate
EXHIBIT H        –    Closing Memorandum
EXHIBIT I        –    Form of Interim Report
SCHEDULES
SCHEDULE I        –    Commitments
SCHEDULE II –    Lock-Boxes, Collection Accounts, Servicer Accounts and Collection Account Banks
SCHEDULE III    –    Notice Addresses
SCHEDULE IV    –    Excluded Obligors
SCHEDULE V    –    Financial Covenant
SCHEDULE VI    –    Affected Filings

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This RECEIVABLES FINANCING AGREEMENT (as amended by the Amendment No. 1 to Receivables Financing Agreement and Reaffirmation of Performance Guaranty, dated as of July 16, 2019, the Amendment No. 2 to Receivables Financing Agreement and Reaffirmation of Performance Guaranty, dated as of March 27, 2020, the Amendment No. 3 to Receivables Financing Agreement and Reaffirmation of Performance Guaranty, dated as of April 23, 2020, the Amendment No. 4 to Receivables Financing Agreement and Reaffirmation of Performance Guaranty, dated as of May 8, 2020, the Amendment No. 5 to Receivables Financing Agreement and Reaffirmation of Performance Guaranty, dated as of December 28, 2020, the Amendment No. 6 to Receivables Financing Agreement and Reaffirmation of Performance Guaranty, dated as of February 24, 2021, the Amendment No. 7 to Receivables Financing Agreement, dated as of September 28, 2021, the Amendment No. 8 to Receivables Financing Agreement, dated as of January 20, 2022, and as may be further amended,, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of December 20, 2016 by and among the following parties:
(i)    OLIN FINANCE COMPANY, LLC, a Delaware limited liability company, as Borrower (together with its successors and assigns, the “Borrower”);
(ii)    the Persons from time to time party hereto as Lenders and as Group Agents;
(iii)    PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent;
(iv)    OLIN CORPORATION, a Virginia corporation, in its individual capacity (“Olin”) and as initial servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”); and
(v)    PNC CAPITAL MARKETS LLC, a Pennsylvania limited liability company, as Structuring Agent.
PRELIMINARY STATEMENTS
The Borrower has acquired, and will acquire from time to time, Receivables from the Originator(s) pursuant to the Purchase and Sale Agreements. The Borrower has requested that the Lenders make Loans from time to time to the Borrower, on the terms, and subject to the conditions set forth herein, secured by, among other things, the Receivables.
In consideration of the mutual agreements, provisions and covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS
SECTION 1.01    Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
“Account Control Agreement” means each agreement, in form and substance satisfactory to the Administrative Agent, among the Borrower, the Servicer (if applicable), the Administrative Agent and a Collection Account Bank, governing the terms of the related Collection Accounts that (i) provides the Administrative Agent with control within the meaning of the UCC over the deposit accounts subject to such agreement and (ii) by its terms, may not be terminated or canceled by the related Collection Account Bank without the written consent of the Administrative Agent or upon no less than thirty (30) days’ prior written notice to the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Administrative Agent” means PNC, in its capacity as contractual representative for the Credit Parties, and any successor thereto in such capacity appointed pursuant to Article X or Section 13.03(g).
“Adverse Claim” means any ownership interest or claim, mortgage, deed of trust, pledge, lien, security interest, hypothecation, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including, any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing); it being understood that any of the foregoing in favor of, or assigned to, the Administrative Agent (for the benefit of the Secured Parties) shall not constitute an Adverse Claim; it being further understood that any of the foregoing related to the filed financing statements set forth in Schedule VI (such filings, the “Affected Filings”) shall be deemed to not be an Adverse Claim to the extent the requirements set forth in Section 7.01(y) are satisfied.
“Affected Person” means each Credit Party, each Program Support Provider and each Liquidity Agent.
“Affiliate” means, as to any Person: any Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person, except that, in the case of each Conduit Lender, Affiliate shall mean the holder(s) of its Capital Stock or membership interests, as the case may be. For purposes of this definition, control of a Person shall mean the power, direct or indirect, whether or not exercised, to direct or cause the direction of the management and policies of such Person, in either case whether by ownership of securities, contract, proxy or otherwise.
“Aggregate Capital” means, at any time of determination, the aggregate outstanding Capital of all Lenders at such time.
“Aggregate Interest” means, at any time of determination, the aggregate accrued and unpaid Interest on the Loans of all Lenders at such time.
“Agreement” has the meaning set forth in the preamble to this Agreement.
“Alternative Currency” means Canadian Dollars.
“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Servicer, Borrower, Parent or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Applicable Law” means, with respect to any Person, (x) all provisions of law, statute, treaty, constitution, ordinance, rule, regulation, ordinance, requirement, restriction, permit, executive order, certificate, decision, directive or order of any Governmental Authority applicable to such Person or any of its property and (y) all judgments, injunctions, orders, writs, decrees and awards of all courts and arbitrators in proceedings or actions in which such Person is a party or by which any of its property is bound. For the avoidance of doubt, FATCA shall constitute an “Applicable Law” for all purposes of this Agreement.

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“Assignment and Acceptance Agreement” means an assignment and acceptance agreement entered into by a Committed Lender, an Eligible Assignee, such Committed Lender’s Group Agent and the Administrative Agent, and, if required, the Borrower, pursuant to which such Eligible Assignee may become a party to this Agreement, in substantially the form of Exhibit C hereto.
“Assumption Agreement” has the meaning set forth in Section 13.03(i).
“Attorney Costs” means and includes all reasonable and documented fees, costs, expenses and disbursements of any law firm or other external counsel.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark (a) is Daily 1M SOFR, one month, and (b) is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period as of such date and not including, for the avoidance of doubt, any tenor of such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 4.05(d)(v).
“Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time.
“Base Rate” means, for any day and any Lender, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the greater of:
(a)    the rate of interest in effect for such day as publicly announced from time to time by the applicable Group Agent or its Affiliate as its “reference rate” or “prime rate”, as applicable. Such “reference rate” or “prime rate” is set by the applicable Group Agent or its Affiliate based upon various factors, including such Person’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate, and is not necessarily the lowest rate charged to any customer; and
(b)    a half percent (0.50%) per annum above the latest Overnight Bank Funding Rate.
“Benchmark” means, initially, the SOFR Rate or Daily 1M SOFR, as applicable; provided, that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.05(d).
“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower, giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment;
provided that if the Benchmark Replacement would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents.

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“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement , the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower, giving due consideration to (A) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:
(a) in the case of clause (a) or (b) of definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof); or
(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date;
For the avoidance of doubt, if such Benchmark is a term rate or is based on a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to any then-current Benchmark:
(a)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(b)    a public statement or publication of information by an Governmental Authority having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such

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component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, any Available Tenor of such Benchmark (or such component thereof); or
(c)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or an Governmental Authority having jurisdiction over the Administrative Agent announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, if such Benchmark is a term rate or is based on a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Borrower” has the meaning specified in the preamble to this Agreement.
“Borrower Indemnified Amounts” has the meaning set forth in Section 12.01(a).
“Borrower Indemnified Party” has the meaning set forth in Section 12.01(a).
“Borrower Obligations” means all present and future indebtedness, reimbursement obligations, and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to any Credit Party, Borrower Indemnified Party and/or any Affected Person, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, and shall include, without limitation, all Capital and Interest on the Loans, all Fees and all other amounts due or to become due under the Transaction Documents (whether in respect of fees, costs, expenses, indemnifications or otherwise), including, without limitation, interest, fees and other obligations that accrue after the commencement of any Insolvency Proceeding with respect to the Borrower (in each case whether or not allowed as a claim in such proceeding).
“Borrower’s Net Worth” means, at any time of determination, an amount equal to (i) the Outstanding Balance of all Pool Receivables at such time, minus (ii) the sum of (A) the Aggregate Capital at such time, plus (B) the Aggregate Interest at such time, plus (C) the aggregate accrued and unpaid Fees at such time, plus (D) the aggregate outstanding principal balance of all Subordinated Notes at such time, plus (E) the aggregate accrued and unpaid interest on all Subordinated Notes at such time, plus (F) without duplication, the aggregate accrued and unpaid other Borrower Obligations at such time.

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“Borrowing Base” means, at any time of determination, the amount equal to the lesser of (a) the Facility Limit and (b) the amount equal to (i) the Net Receivables Pool Balance at such time, minus (ii) the Total Reserves, at such time.
“Borrowing Base Deficit” means, at any time of determination, the amount, if any, by which (a) the Aggregate Capital at such time, exceeds (b) the Borrowing Base at such time, or, in each case, if such day is not a Business Day, then the immediately preceding Business Day.
“Breakage Fee” means (i) for any Interest Period for which Interest is computed by reference to the CP Rate, SOFR Rate, Daily 1M SOFR or Base Rate and a reduction of Capital is made for any reason on any day other than a Settlement Date or (ii) to the extent that the Borrower shall for any reason, fail to borrow on the date specified by the Borrower in connection with any request for funding pursuant to Article II of this Agreement, the amount, if any, by which (A) the additional Interest (calculated without taking into account any Breakage Fee or any shortened duration of such Interest Period pursuant to the definition thereof) which would have accrued during such Interest Period (or, in the case of clause (i) above, until the maturity of the underlying Note) on the reductions of Capital relating to such Interest Period had such reductions not been made (or, in the case of clause (ii) above, the amounts so failed to be borrowed or accepted in connection with any such request for funding by the Borrower), exceeds (B) the income, if any, received by the applicable Lender from the investment of the proceeds of such reductions of Capital (or such amounts failed to be borrowed by the Borrower). A certificate as to the amount of any Breakage Fee (including the computation of such amount) shall be submitted by the affected Lender (or applicable Group Agent on its behalf) to the Borrower and shall be conclusive and binding for all purposes, absent manifest error.
“Business Day” means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Pittsburgh, Pennsylvania or New York City, New York.
“Canadian Collection Accounts” means the Collection Accounts identified on Schedule II as a Collection Account domiciled in Canada to be novated by the applicable Canadian Originator to the Borrower pursuant to Section 7.01(y)(iii).
“Canadian Dollar VaR Percentage” means eight and one quarter percent (8.25%), or such other percentage designated as such by the Administrative Agent from time to time upon ten (10) Business Days’ written notice to the Borrower.
“Canadian Dollars” and “C$” each mean the lawful currency of Canada.
“Canadian Originators” means the “Originators” under the Canadian Purchase and Sale Agreement, as the same may be modified from time to time by adding new Canadian Originators or removing Canadian Originators, in each case with the prior written consent of the Administrative Agent.
“Canadian Purchase and Sale Agreement” means the Purchase and Sale Agreement, dated as of September 28, 2021, among the Canadian Servicer, the Canadian Originators and the Borrower, as such agreement may be amended, supplemented or otherwise modified from time to time.
“Canadian Servicer” means Olin or such other Person consented to by the Administrative Agent.
“Capital” means, with respect to any Lender, without duplication, the aggregate amounts paid to, or on behalf of, the Borrower in connection with all Loans made by such Lender pursuant to Article II, as reduced from time to time by Collections distributed and applied on

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account of such Capital pursuant to Section 3.01; provided, that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution as though it had not been made.
“Capital Stock” means, with respect to any Person, any and all common shares, preferred shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, partnership interests, limited liability company interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other equity interests.
“Change in Control” means the occurrence of any of the following:
(a)Olin ceases to own, directly, 100% of the issued and outstanding Capital Stock and all other equity interests of the Borrower; or
(b)(i) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) shall acquire “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than thirty-three and one third percent (33 1/3%) of the voting power of the then outstanding Capital Stock of Olin entitled to vote generally in the election of the directors of Olin (excluding Capital Stock having such power only by reason of a contingency) or (ii) the members of the board of directors of Olin (the “Board”) at the commencement of any period of seven hundred thirty (730) consecutive days (together with any other directors whose appointment or election by the Board or whose nomination for election by stockholders of Olin was approved by a vote of at least a majority of the directors then in office who either were directors at the beginning of such period or whose appointment or election or nomination for election was previously so approved) shall cease to constitute a majority of the Board at the end of such period; provided, however, that a Change in Control shall not be deemed to have occurred under clause (i) hereof if (x) Olin shall have merged, amalgamated or disposed of a portion of its assets in compliance with the requirements of Section 7.02(n) within ten (10) days after the acquisition of such beneficial ownership shall have occurred and (y) no person or group shall have beneficial ownership of more than thirty-three and one third percent (33 1/3%) of the voting power of the then outstanding Capital Stock of Olin entitled to vote generally in the election of the directors of Olin (excluding Capital Stock having such power only by reason of a contingency) after such merger, amalgamation or disposition.
“Change in Law” means the occurrence, after the Closing Date (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (w) the final rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted by the United States bank regulatory agencies on December 15, 2009, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to

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the agreements reached by the Basel Committee on Banking Supervision in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” (as amended, supplemented or otherwise modified or replaced from time to time), shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Closing Date” means December 21, 2016.
“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with the SOFR Rate, Daily 1M SOFR or any Benchmark Replacement in relation thereto, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “U.S. Government Securities Business Day,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of the SOFR Rate or Daily 1M SOFR or such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the SOFR Rate, Daily 1M SOFR or the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).
“Collateral” has the meaning set forth in Section 4.04(a).
“Collection Account” means each account listed on Schedule II (as such schedule may be modified from time to time in connection with the closing or opening of any Collection Account in accordance with the terms hereof), in each case, in the name of the Borrower or an Affiliate of the Borrower and maintained at a bank or other financial institution acting as a Collection Account Bank pursuant to an Account Control Agreement for the purpose of receiving Collections.
“Collection Account Bank” means any of the banks or other financial institutions holding one or more Collection Accounts.
“Collections” means, with respect to any Pool Receivable: (a) all funds that are received by any Originator, the Borrower, the Servicer or any other Person on their behalf in payment of any amounts owed in respect of such Pool Receivable (including purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Pool Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of such Pool Receivable and available to be applied thereon), (b) all Deemed Collections, (c) all proceeds of all Related Security with respect to such Pool Receivable and (d) all other proceeds of such Pool Receivable.
“Commitment” means, with respect to any Committed Lender (including a Related Committed Lender), the maximum aggregate amount which such Person is obligated to lend or pay hereunder on account of all Loans, on a combined basis, as set forth on Schedule I or in the Assumption Agreement or other agreement pursuant to which it became a Lender, as such amount may be modified in connection with any subsequent assignment pursuant to Section

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13.03 or in connection with a reduction in the Facility Limit pursuant to Section 2.02(e). If the context so requires, “Commitment” also refers to a Committed Lender’s obligation to make Loans hereunder in accordance with this Agreement.
“Committed Lenders” means PNC and each other Person that is or becomes a party to this Agreement in the capacity of a “Committed Lender”.
“Concentration Percentage” means (i) for any Group A Obligor, fifteen percent (15.0%), (ii) for any Group B Obligor, twelve and a half percent (12.5%), (iii) for any Group C Obligor, ten percent (10%) and (iv) for any Group D Obligor, seven and a half percent (7.5%).
“Concentration Reserve Percentage” means, at any time of determination, the largest of: (a) the sum of the five (5) largest Obligor Percentages of the Group D Obligors, (b) the sum of the three (3) largest Obligor Percentages of the Group C Obligors, (c) the sum of the two (2) largest Obligor Percentages of the Group B Obligors, and (d) the largest Obligor Percentage of the Group A Obligors.
“Conduit Lender” means each commercial paper conduit that is or becomes a party to this Agreement in the capacity of a “Conduit Lender”.
“Confidential Information” has the meaning set forth in Section 13.06(b).
“Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.
“Contractual Dilution Accrual” means, at any time of determination, the aggregate amount of dilution or similar adjustments arising out of volume rebates, terms discounts, indirect rebates, direct rebates (net of any direct rebate recovery) and key promotional programs which are customary for the Originators and specified in the related Contract or applicable marketing program related to the applicable Receivable and Obligor thereof that are expected by the Servicer to be made or otherwise incurred with respect to the then outstanding Pool Receivables as such expected dilution and similar adjustments are reflected on the books and records of each Originator and reserved for by each Originator, as determined in consultation with the external accountants of Olin and in accordance with the customary procedures established by the Originators and such accountants.
“Controlled Group” means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with Parent or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.
“Covered Entity” means (a) each of Borrower, the Servicer, each Originator, the Parent and each of Parent’s Subsidiaries and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.
“CP Rate” means, for any Conduit Lender and for any Interest Period for any Portion of Capital (a) the per annum rate equivalent to the weighted average cost (as determined by the applicable Group Agent and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to Notes of such Person maturing on dates other than those on which corresponding funds are received by such Conduit Lender, other borrowings

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by such Conduit Lender (other than under any Program Support Agreement) and any other costs associated with the issuance of Notes) of or related to the issuance of Notes that are allocated, in whole or in part, by the applicable Conduit Lender to fund or maintain such Portion of Capital (and which may be also allocated in part to the funding of other assets of such Conduit Lender); provided, however, that if any component of such rate is a discount rate, in calculating the “CP Rate” for such Portion of Capital for such Interest Period, the applicable Group Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; provided, further, that notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, the Borrower agrees that any amounts payable to Conduit Lenders in respect of Interest for any Interest Period with respect to any Portion of Capital funded by such Conduit Lenders at the CP Rate shall include an amount equal to the portion of the face amount of the outstanding Notes issued to fund or maintain such Portion of Capital that corresponds to the portion of the proceeds of such Notes that was used to pay the interest component of maturing Notes issued to fund or maintain such Portion of Capital, to the extent that such Conduit Lenders had not received payments of interest in respect of such interest component prior to the maturity date of such maturing Notes (for purposes of the foregoing, the “interest component” of Notes equals the excess of the face amount thereof over the net proceeds received by such Conduit Lender from the issuance of Notes, except that if such Notes are issued on an interest-bearing basis its “interest component” will equal the amount of interest accruing on such Notes through maturity) or (b) any other rate designated as the “CP Rate” for such Conduit Lender in the Assumption Agreement or other document pursuant to which such Person becomes a party as a Conduit Lender to this Agreement, or any other writing or agreement provided by such Conduit Lender to the Borrower, the Servicer and the applicable Agent from time to time. The “CP Rate” for any Conduit Lender for any day while an Event of Default has occurred and is continuing shall be an interest rate equal to the greater of (i) two percent (2.00%) per annum above the Base Rate and (ii) two percent (2.00%) per annum above the “CP Rate” calculated without giving effect to such Event of Default.
“Credit and Collection Policy” means, as the context may require, those receivables credit and collection policies and practices of the Originators and/or Servicer in effect on the Closing Date and described in Exhibit E, as modified in compliance with this Agreement.
“Credit Extension” means the making of any Loan.
“Credit Party” means each Lender, the Administrative Agent and each Group Agent.
“Currency Volatility Reserve Amount” means, at any time of determination, the product of (a) the U.S. Dollar Equivalent of the aggregate Outstanding Balance of all Pool Receivables denominated in an Alternative Currency at such time, times (b) the Canadian Dollar VaR Percentage at such time.
“Daily Interim Report” means an Interim Report in substantially the form of Exhibit I, delivered on a daily basis, with respect to the Pool Receivables with data for the Business Day immediately preceding the applicable Interim Report Due Date as of the close of business on such Business Day.
“Daily 1M SOFR” means, for any day, the rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) (a) (i) the Term SOFR Screen Rate for such day for a one (1) month period, as published by the Term SOFR Administrator plus (ii) the SOFR Adjustment, by (b) a number equal to 1.00 minus the SOFR Reserve Percentage; provided, that if Daily 1M SOFR, determined as provided above, would be less than the SOFR Floor, then Daily 1M SOFR shall be deemed to be the SOFR Floor. The rate of interest will be adjusted

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automatically as of each Business Day based on changes in Daily 1M SOFR without notice to the Borrower.
“Daily SOFR Loan” means a Loan that bears interest based on Daily 1M SOFR.
“Days’ Sales Outstanding” means, for any Fiscal Month, an amount computed as of the last day of such Fiscal Month equal to: (a) the average of the Outstanding Balance of all Pool Receivables as of the last day of each of the three (3) most recent Fiscal Months ended on the last day of such Fiscal Month, divided by (b) (i) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the three (3) most recent Fiscal Months ended on the last day of such Fiscal Month, divided by (ii) ninety (90).
“Debt” means, as to any Person at any time of determination, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any bonds, debentures, notes, note purchase, acceptance or credit facility, or other similar instruments or facilities, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, (iv) any other transaction (including production payments (excluding royalties), installment purchase agreements, forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including accounts payable incurred in the ordinary course of such Person’s business payable on terms customary in the trade), (v) all net obligations of such Person in respect of interest rate on currency hedges or (vi) any Guaranty of any such Debt.
“Deemed Collections” has the meaning set forth in Section 3.01(d).
“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans or (ii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans under this Agreement, provided, that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of an Insolvency Proceeding.
“Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each Fiscal Month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that became Defaulted Receivables during such Fiscal Month, by (b) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the month that is four (4) Fiscal Months before such Fiscal Month.

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“Defaulted Receivable” means a Receivable:
(a)as to which any payment, or part thereof, remains unpaid for (i) with respect to the Default Ratio as used in Section 9.01(f), ninety one (91) days or more, and (ii) with respect to the Default Ratio as used in the definition of Loss Reserve Percentage, one hundred twenty one (121) days or more, from the original due date for such payment;
(b)without duplication, which, consistent with the Credit and Collection Policy, is or should be written off the applicable Originator’s or the Borrower’s books as uncollectible; or
(c)without duplication, as to which an Insolvency Proceeding shall have occurred with respect to the Obligor thereof or any other Person obligated thereon or owning any Related Security with respect thereto;
provided, however, that in each case above such amount shall be calculated without giving effect to any netting of credits that have not been matched to a particular Receivable for the purposes of aged trial balance reporting.
“Delaware LLC Act” means Chapter 18 of the Delaware Limited Liability Act, 6 Del. C. §§ 18-101 et seq., as amended.
“Delinquency Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each Fiscal Month by dividing: (a) the sum of (I) the aggregate Outstanding Balance of all Pool Receivables that were Delinquent Receivables on such day, plus (II) the aggregate amount of Deemed Collections as of such date with respect to such Delinquent Receivables, by (b) the aggregate Outstanding Balance of all Pool Receivables on such day.
“Delinquent Receivable” means a Receivable as to which any payment, or part thereof, remains unpaid for sixty-one (61) days or more from the original due date for such payment; provided, however, that such amount shall be calculated without giving effect to any netting of credits that have not been matched to a particular Receivable for the purposes of aged trial balance reporting.
“Dilution Horizon Ratio” means, for any Fiscal Month, the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of such Fiscal Month by dividing: (a) the sum of (i) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during such Fiscal Month, plus (ii) 100.00% of the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the preceding Fiscal Month, by (b) the Net Receivables Pool Balance as of the last day of such Fiscal Month. Within thirty (30) days of the completion and the receipt by the Administrative Agent of the results of any annual audit or field exam of the Receivables and the servicing and origination practices of the Servicer and the Originators, the numerator of the Dilution Horizon Ratio may be adjusted by the Administrative Agent upon not less than five (5) Business Days’ notice to the Borrower to reflect such number of Fiscal Months as the Administrative Agent reasonably believes best reflects the business practices of the Servicer and the Originators and the actual amount of dilution and Deemed Collections that occur with respect to Pool Receivables based on the weighted average dilution lag calculation completed as part of such audit or field exam.
“Dilution Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward), computed as of the last day of each Fiscal Month by dividing: (a) the aggregate amount of Deemed Collections during such Fiscal Month

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(other than amounts that relate to amounts covered by the Contractual Dilution Accrual), by (b) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the month that is two months prior to such Fiscal Month.
“Dilution Reserve Percentage” means, on any day, the product of (a) the Dilution Horizon Ratio multiplied by (b) the sum of (i) 2.25 times the average of the Dilution Ratios for the twelve (12) most recent Fiscal Months and (ii) the Dilution Volatility Component.
“Dilution Volatility Component” means, for any Fiscal Month, the product (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) of (a) the positive difference, if any, between: (i) the highest Dilution Ratio for any Fiscal Month during the twelve (12) most recent Fiscal Months and (ii) the arithmetic average of the Dilution Ratios for such twelve (12) Fiscal Months times (b) the quotient of (i) the highest Dilution Ratio for any Fiscal Month during the twelve (12) most recent consecutive Fiscal Months divided by (ii) the arithmetic average of the Dilution Ratios for such twelve (12) consecutive Fiscal Months.
“Division Transaction” shall mean, with respect to any Person that is a limited liability company organized under the laws of the State of Delaware, that any such Person (a) divides into two or more Persons or (b) creates or otherwise reorganizes into one or more series, in each case, as contemplated under the laws of the State of Delaware, including without limitation, Section 18-217 of the Delaware LLC Act.
“Dollars” and “$” each mean the lawful currency of the United States of America.
“Eligible Assignee” means (i) any Committed Lender or any of its Affiliates, (ii) any Person managed by a Committed Lender or any of its Affiliates and (iii) any other financial or other institution.
“Eligible Foreign Currency Receivable” means, at any time, any Foreign Currency Receivable that is denominated and payable in an Alternative Currency.
“Eligible Foreign Obligor” an Obligor that is a corporation or other business organization that is organized in and that has a head office (domicile), registered office, and chief executive office located in a country other than (x) the United States or (y) a Sanctioned Country.
“Eligible In-Transit Receivable” means, at any time, any In-Transit Receivable if (i) the related goods have been shipped not more than thirty (30) days prior to such date, (ii) the related Originator has not pledged inventory as collateral for any Debt and (y) no inventory of such Originator is encumbered in any way.
“Eligible Receivable” means, at any time of determination, a Pool Receivable:
(a)the Obligor of which is: (i) either a U.S. Obligor or an Eligible Foreign Obligor; (ii) not a Sanctioned Person; (iii) not subject to any Insolvency Proceeding; (iv) not an Affiliate of the Borrower, the Servicer, the Parent or any Originator; (v) not the Obligor with respect to Delinquent Receivables with an aggregate Outstanding Balance exceeding fifty percent (50%) of the aggregate Outstanding Balance of all such Obligor’s Pool Receivables; (vi) not a natural person; and (vii) not a material supplier to any Originator or an Affiliate of a material supplier;
(b)for which an Insolvency Proceeding shall not have occurred with respect to the Obligor thereof or any other Person obligated thereon or owning any Related Security with respect thereto;

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(c)that is denominated and payable only in Dollars in the United States of America or an Alternative Currency, and the Obligor with respect to which has been instructed to remit Collections in respect thereof directly to a Lock-Box or Collection Account in the United States of America or Canada;
(d)that does not have a due date that, subject to limitations set forth in the definition of “Excess Concentration”, is more than two hundred ten (210) days after the original invoice date of such Receivable;
(e)that arises under a Contract for the sale of goods or services on an arm’s-length basis in the ordinary course of the applicable Originator’s business;
(f)that arises under a duly authorized Contract that is in full force and effect and that is a legal, valid and binding obligation of the related Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;
(g)that, together with the Contract related thereto, conforms in all material respects with all Applicable Laws (including any Applicable Laws relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy);
(h)with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with or notices to, any Governmental Authority or other Person required to be obtained, effected or given by an Originator in connection with the creation of such Receivable, the execution, delivery and performance by such Originator of the related Contract or the sale and assignment thereof under the Purchase and Sale Agreements have been duly obtained, effected or given and are in full force and effect, other than any filings under the Federal Assignment of Claims Act (or any other similar Applicable Law, including any state or municipal law or regulation);
(i)that is not subject to any existing dispute, litigation, right of rescission, set-off (including, customer deposits, advance payments (including payments related to unearned revenues), etc.), counterclaim, hold back defense, any other defense against the applicable Originator (or any assignee of such Originator) or Adverse Claim, and the Obligor of which holds no right as against the applicable Originator to cause such Originator to repurchase the goods or merchandise, the sale of which shall have given rise to such Receivable;
(j)that, (i) satisfies all applicable requirements of the Credit and Collection Policy and (ii) together with the Contract related thereto, has not been modified, waived or restructured since its creation, except as permitted pursuant to Section 8.02(a) of this Agreement;
(k)in which the Borrower owns good and valid title, free and clear of any Adverse Claims, and that is freely assignable (including without any consent of the related Obligor or any Governmental Authority);
(l)for which the Administrative Agent (on behalf of the Secured Parties) shall have a valid and enforceable first priority perfected security interest therein and in the Related Security and Collections with respect thereto, in each case free and clear of any Adverse Claim;

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(m)that (x) constitutes an “account” or “payment intangible” (as defined in the UCC), (y) is not evidenced by instruments or chattel paper and (z) does not constitute, or arise from the sale of, as extracted collateral (as defined in the UCC);
(n)that is neither a Defaulted Receivable nor a Delinquent Receivable;
(o)for which no Originator, the Borrower, the Parent or the Servicer has established any offset or netting arrangements with the related Obligor in connection with the ordinary course of payment of such Receivable;
(p)that, other than for Eligible In-Transit Receivables, represents amounts earned and payable by the Obligor and the related goods or merchandise shall have been shipped and/or services performed;
(q)which (i) does not arise from a sale of accounts made as part of a sale of a business or constitute an assignment for the purpose of collection only, (ii) is not a transfer of a single account made in whole or partial satisfaction of a preexisting indebtedness or an assignment of a right to payment under a contract to an assignee that is also obligated to perform under the contract and (iii) is not a transfer of an interest in or an assignment of a claim under a policy of insurance;
(r)which does not relate to the sale of any consigned goods or finished goods which have incorporated any consigned goods into such finished goods;
(s)that, if such Receivable is an In-Transit Receivable, is an Eligible In-Transit Receivable;
(t)that, if such Receivable is a Foreign Currency Receivable, is an Eligible Foreign Currency Receivable; and
(u)represents amounts that have been recognized as revenue by the applicable Originator on its financial books and records under GAAP.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.
“ERISA Affiliate” means, with respect to any Person, any corporation, trade or business which together with the Person is a member of a controlled group of corporations or a controlled group of trades or businesses and would be deemed a “single employer” within the meaning of Sections 414(b), (c), (m) of the Code or Section 4001(b) of ERISA.
“Erroneous Payment” has the meaning set forth in Section 10.11.
“Erroneous Payment Deficiency Assignment” has the meaning set forth in Section 10.11.
“Erroneous Payment Impacted Class” has the meaning set forth in Section 10.11.
“Erroneous Payment Return Deficiency” has the meaning set forth in Section 10.11.
“Erroneous Payment Subrogation Rights” has the meaning set forth in Section 10.11.
“Euro-Rate Reserve Percentage” means, the maximum effective percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any

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successor) for determining the reserve requirements (including without limitation, supplemental, marginal, and emergency reserve requirements) with respect to eurocurrency funding.
“Event of Default” has the meaning specified in Section 9.01. For the avoidance of doubt, any Event of Default that occurs shall be deemed to be continuing at all times thereafter unless and until waived in accordance with Section 13.01.
“Excess Concentration” means the sum of the following amounts, without duplication:
(a)the sum of the amounts calculated for each of the Obligors equal to the excess (if any) of (i) aggregate Outstanding Balance of the Eligible Receivables of such Obligor, over (ii) the product of (x) such Obligor’s Concentration Percentage, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables; plus
(b)the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are Governmental Authorities, net of any other Excess Concentration amounts, over (ii) the product of (x) if a Ratings Event has occurred and is continuing and the Majority Group Agents have notified the Borrower in writing, seven and one half percent (7.5%), otherwise fifteen percent (15.0%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus
(c)excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are (A) Eligible Foreign Obligors organized in, and whose principal place of business is in, a country that has a long-term sovereign foreign-currency rating equal to or greater than “BBB-” by S&P and “Baa3” by Moody’s and (B) originated by an Originator other than a Canadian Originator, net of any other Excess Concentration amounts, over (ii) the product of (x) ten percent (10.0%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus
(d)excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are (A) Eligible Foreign Obligors organized in, and whose principal place of business is in, a country that has a long-term sovereign foreign-currency rating less than “BBB-” by S&P or “Baa3” by Moody’s, and (B) Group A Obligors, Group B Obligors and Group C Obligors, net of any other Excess Concentration amounts, over (ii) the product of (x) seven and one half percent (7.50%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus
(e)the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible In-Transit Receivables, over (ii) the product of (x) if a Ratings Event has occurred and is continuing, zero percent (0.0%), otherwise, five percent (5.0%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus
(f)the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, that have a due date greater than ninety (90) days, but less than or equal to two hundred ten (210) days after the original invoice date of such Eligible Receivables, net of any other Excess Concentration amounts, over (ii) the product of (x) fifteen percent (15.0%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

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(g)the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Foreign Currency Receivables over (ii) the product of (x) seven percent (7.00%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool.
“Exchange Act” means the Securities Exchange Act of 1934, as amended or otherwise modified from time to time.
“Excluded Obligor” means each Obligor listed on Schedule IV, which schedule may be amended, modified, restated, supplemented or replaced by Olin from time to time upon forty five (45) days’ prior written notice to the Administrative Agent and each Group Agent and satisfaction of the conditions set forth in Section 4.5 of each Purchase and Sale Agreement.
“Excluded Receivable” means (i) any Receivable, the Obligor of which is an Excluded Obligor and (ii) any Receivable the Originator of which is Olin Canada ULC and is originated pursuant to a Contract that is exclusively related to Olin Canada ULC’s Winchester business segment.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to an Affected Person or required to be withheld or deducted from a payment to an Affected Person: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Affected Person being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Loan or its Commitment (other than pursuant to an assignment request by the Borrower pursuant to Section 2.06(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.03, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Affected Person’s failure to comply with Section 4.03(f) or Section 4.03(g) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.
“Facility Limit” means $425,000,000 as reduced or increased from time to time pursuant to Section 2.02(e) or 2.02(g), as applicable. References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the Aggregate Capital.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection thereof.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.
“Fee Letter” has the meaning specified in Section 2.03(a).
“Fees” has the meaning specified in Section 2.03(a).

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“Final Maturity Date” means the date that (i) is thirty (30) days following the Scheduled Termination Date or (ii) such earlier date on which the Loans become due and payable pursuant to Section 9.01.
“Final Payout Date” means the date on or after the Termination Date when (i) the Aggregate Capital and Aggregate Interest have been paid in full, (ii) all Borrower Obligations shall have been paid in full, (iii) all other amounts owing to the Credit Parties and any other Borrower Indemnified Party or Affected Person hereunder and under the other Transaction Documents have been paid in full and (iv) all accrued Servicing Fees have been paid in full.
“Financial Covenant(s)” shall have the meaning set forth in Schedule V, which schedule may be amended, modified, restated, supplemented or replaced by Olin from time to time upon the written consent of the Administrative Agent and each Group Agent.
“Financial Officer” of any Person means, the chief executive officer, the chief financial officer, the chief accounting officer, the principal accounting officer, the controller, the treasurer or the assistant treasurer of such Person.
“Fiscal Month” means each calendar month.
“Fitch” means Fitch, Inc. and any successor thereto that is a nationally recognized statistical rating organization.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the SOFR Rate or Daily 1M SOFR, as applicable, or, if no floor is specified, zero.
“Foreign Currency Receivable” means, at any time, any Receivable that is denominated and payable in a lawful currency of a country other than the United States of America.
“GAAP” means generally accepted accounting principles in the United States of America, consistently applied.
“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Group” means, (i) for any Conduit Lender, such Conduit Lender, together with such Conduit Lender’s Related Committed Lenders and related Group Agent, (ii) for PNC, PNC as a Committed Lender and as a Group Agent, (iii) for any other Lender that does not have a Related Conduit Lender, such Lender, together with such Lender’s related Group Agent and each other Lender for which such Group Agent acts as a Group Agent hereunder.
“Group A Obligor” means any Obligor (or its parent or majority owner, as applicable, if such Obligor is not rated) with a short-term rating of at least: (a) “A-1” by S&P, or if such Obligor does not have a short-term rating from S&P, a rating of “A+” or better by S&P on such Obligor’s, its parent’s, or its majority owner’s (as applicable) long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P 1” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Al” or better by Moody’s on such Obligor’s, its parent’s or its majority owner’s (as applicable) long-term senior unsecured and uncredit-enhanced debt

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securities; provided, that if an Obligor (or its parent or majority owner, as applicable, if such Obligor is not rated) receives a split rating from S&P and Moody’s, then such Obligor (or its parent or majority owner, as applicable) shall be deemed to have the higher rating, and such deemed rating shall be used for the purposes of whether such rating satisfies clauses (a) and (b) above. Notwithstanding the foregoing, any Obligor that is a Subsidiary of an Obligor that satisfies the definition of “Group A Obligor” shall be deemed to be a Group A Obligor and shall be aggregated with the Obligor that satisfies such definition for the purposes of determining the “Concentration Reserve Percentage”, the “Concentration Reserve” and clause (i) of the definition of “Excess Concentration” for such Obligors, unless such deemed Obligor separately satisfies the definition of “Group A Obligor”, “Group B Obligor”, or “Group C Obligor”, in which case such Obligor shall be separately treated as a Group A Obligor, a Group B Obligor or a Group C Obligor, as the case may be, and shall be aggregated and combined for such purposes with any of its Subsidiaries that are Obligors.
“Group Agent” means each Person acting as agent on behalf of a Group and designated as the Group Agent for such Group on the signature pages to this Agreement or any other Person who becomes a party to this Agreement as a Group Agent for any Group pursuant to an Assumption Agreement, an Assignment and Acceptance Agreement or otherwise in accordance with this Agreement.
“Group Agent’s Account” means, with respect to any Group, the account(s) from time to time designated in writing by the applicable Group Agent to the Borrower and the Servicer for purposes of receiving payments to or for the account of the members of such Group hereunder.
“Group B Obligor” means an Obligor (or its parent or majority owner, as applicable, if such Obligor is not rated) that is not a Group A Obligor, with a short-term rating of at least: (a) “A-2” by S&P, or if such Obligor does not have a short-term rating from S&P, a rating of “BBB+” to “A” by S&P on such Obligor’s, its parent’s or its majority owner’s (as applicable) long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P 2” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Baal” to “A2” by Moody’s on such Obligor’s, its parent’s or its majority owner’s (as applicable) long-term senior unsecured and uncredit-enhanced debt securities; provided, that if an Obligor (or its parent or majority owner, as applicable, if such Obligor is not rated) receives a split rating from S&P and Moody’s, then such Obligor (or its parent or majority owner, as applicable) shall be deemed to have the higher rating, and such deemed rating shall be used for the purposes of whether such rating satisfies clauses (a) and (b) above. Notwithstanding the foregoing, any Obligor that is a Subsidiary of an Obligor that satisfies the definition of “Group B Obligor” shall be deemed to be a Group B Obligor and shall be aggregated with the Obligor that satisfies such definition for the purposes of determining the “Concentration Reserve Percentage”, the “Concentration Reserve” and clause (i) of the definition of “Excess Concentration” for such Obligors, unless such deemed Obligor separately satisfies the definition of “Group A Obligor”, “Group B Obligor”, or “Group C Obligor”, in which case such Obligor shall be separately treated as a Group A Obligor, a Group B Obligor or a Group C Obligor, as the case may be, and shall be aggregated and combined for such purposes with any of its Subsidiaries that are Obligors.
“Group C Obligor” means an Obligor (or its parent or majority owner, as applicable, if such Obligor is not rated) that is not a Group A Obligor or a Group B Obligor, with a short-term rating of at least: (a) “A-3” by S&P, or if such Obligor does not have a short-term rating from S&P, a rating of “BBB-” to “BBB” by S&P on such Obligor’s, its parent’s or its majority owner’s (as applicable) long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P 3” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Baa3” to “Baa2” by Moody’s on such Obligor’s, its parent’s or its majority owner’s (as applicable) long-term senior unsecured and uncredit-enhanced debt securities; provided, that if an Obligor (or its parent or majority owner, as applicable, if such Obligor is not rated) receives a

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split rating from S&P and Moody’s, then such Obligor (or its parent or majority owner, as applicable) shall be deemed to have the higher rating, and such deemed rating shall be used for the purposes of whether such rating satisfies clauses (a) and (b) above. Notwithstanding the foregoing, any Obligor that is a Subsidiary of an Obligor that satisfies the definition of “Group C Obligor” shall be deemed to be a Group C Obligor and shall be aggregated with the Obligor that satisfies such definition for the purposes of determining the “Concentration Reserve Percentage”, the “Concentration Reserve” and clause (i) of the definition of “Excess Concentration” for such Obligors, unless such deemed Obligor separately satisfies the definition of “Group A Obligor”, “Group B Obligor”, or “Group C Obligor”, in which case such Obligor shall be separately treated as a Group A Obligor, a Group B Obligor or a Group C Obligor, as the case may be, and shall be aggregated and combined for such purposes with any of its Subsidiaries that are Obligors.
“Group Commitment” means, with respect to any Group, at any time of determination, the aggregate Commitments of all Committed Lenders within such Group.
“Group D Obligor” means any Obligor that is not a Group A Obligor, Group B Obligor or Group C Obligor; provided, that any Obligor (or its parent or majority owner, as applicable, if such Obligor is unrated) that is not rated by both Moody’s and S&P shall be a Group D Obligor.
“Guaranty” of any Person means any obligation of such Person guarantying or in effect guarantying any Debt, liability or obligation of any other Person in any manner, whether directly or indirectly, including any such liability arising by virtue of partnership agreements, including any agreement to indemnify or hold harmless any other Person, any performance bond or other surety ship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any of its Affiliates under any Transaction Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes.
“Independent Director” has the meaning set forth in Section 7.03(c).
“Information Package” means a report, in substantially the form of Exhibit F.
“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors or (b) any general assignment for the benefit of creditors of a Person, composition, marshaling of assets for creditors of a Person, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each of clauses (a) and (b) undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.
“Intended Tax Treatment” has the meaning set forth in Section 13.14.
“Interest” means, for each Loan for any day during any Interest Period (or portion thereof), the amount of interest accrued on the Capital of such Loan during such Interest Period (or portion thereof) in accordance with Section 2.03(b).
“Interest Period” means, with respect to each Loan, (a) before the Termination Date: (i) initially, the period commencing on the date such Loan is made pursuant to Section 2.02 (or in the case of any fees payable hereunder, commencing on the Closing Date) and ending on (but not including) the next Monthly Settlement Date and (ii) thereafter, each period commencing on such Monthly Settlement Date and ending on (but not including) the next Monthly Settlement

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Date and (b) on and after the Termination Date, such period (including a period of one day) as shall be selected from time to time by the Administrative Agent (with the consent or at the direction of the Majority Group Agents) or, in the absence of any such selection, each period of thirty (30) days from the last day of the preceding Interest Period.
“Interest Rate” means, for any day in any Interest Period for any Loan (or any portion of Capital thereof):
(a)    if such Loan (or such portion of Capital thereof) is being funded by a Conduit Lender on such day through the issuance of Notes, the applicable CP Rate; or
(b)    if such Loan (or such portion of Capital thereof) is being funded by any Lender on such day other than through the issuance of Notes (including, without limitation, if a Conduit Lender is then funding such Loan (or such portion of Capital thereof) under a Program Support Agreement, or if a Committed Lender is then funding such Loan (or such portion of Capital thereof)), then the SOFR Rate, Daily 1M SOFR or the Base Rate, as determined pursuant to Section 2.05, provided, however, that the “Interest Rate” for each Loan and any day while an Event of Default has occurred and is continuing shall be an interest rate per annum equal the sum of two percent (2.00)% per annum plus the greater of (i) the interest rate per annum determined for such Loan and such day pursuant to clause (a) or (b) above, as applicable, and (ii) the Base Rate in effect on such day; provided, further, that no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law; provided, further, however, that Interest for any Loan shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.
“Interim Report” means, as the context may require, a Daily Interim Report or a Weekly Interim Report.
“Interim Report Due Date” means (a) with respect to each Daily Interim Report, no later than 12:00 p.m. (New York City time) on each Business Day and (b) with respect to each Weekly Interim Report, no later than 3:00 p.m. (New York City time) on the first Business Day of each calendar week.
“In-Transit Receivable” means, at any time, any Receivable arising in connection with the sale of any goods or merchandise that as of such time, have been shipped but not delivered to the related Obligor.
“Investment Company Act” means the Investment Company Act of 1940, as amended or otherwise modified from time to time.
“Lenders” means the Conduit Lenders and the Committed Lenders.
“Liquidity Agent” means any bank or other financial institution acting as agent for the various Liquidity Providers under each Liquidity Agreement.
“Liquidity Agreement” means any agreement entered into in connection with this Agreement pursuant to which a Liquidity Provider agrees to make purchases or advances to, or purchase assets from, any Conduit Lender in order to provide liquidity for such Conduit Lender’s Loans.

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“Liquidity Provider” means each bank or other financial institution that provides liquidity support to any Conduit Lender pursuant to the terms of a Liquidity Agreement.
“Loan” means any loan made by a Lender pursuant to Section 2.02.
“Loan Request” means a letter in substantially the form of Exhibit A hereto executed and delivered by the Borrower to the Administrative Agent and the Group Agents pursuant to Section 2.02(a).
“Lock-Box” means each locked postal box with respect to which a Collection Account Bank has executed an Account Control Agreement pursuant to which it has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Schedule II (as such schedule may be modified from time to time in connection with the addition or removal of any Lock-Box in accordance with the terms hereof).
“Loss Horizon Ratio” means, for any Fiscal Month, the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed, as of the last day of such Fiscal Month, by dividing: (a) the sum of (i) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the four (4) most recent Fiscal Months, plus (ii) if the weighted average payment terms is greater than thirty (30) days, the product of (x) the Loss Horizon Terms Component, and (y) the aggregate initial Outstanding Balance of all Pool Receivables originated by the Originators during the fifth (5th) most recent Fiscal Month; by (b) the Net Receivables Pool Balance as of such date.
“Loss Horizon Terms Component” means (i) if the weighted average payment terms is less than or equal to thirty (30) days, zero (0) or (ii) if the weighted average payment terms is greater than thirty (30) days, the weighted average payment terms minus thirty (30), divided by (B) thirty (30).
“Loss Reserve Percentage” means, at any time of determination, the product of (a) 2.25, times (b) the highest average of the Default Ratios for any three consecutive Fiscal Months during the twelve (12) most recent Fiscal Months, times (c) the Loss Horizon Ratio.
“Majority Group Agents” means one or more Group Agents which in its Group, or their combined Groups, as the case may be, have Committed Lenders representing more than fifty percent (50%) of the aggregate Commitments of all Committed Lenders in all Groups (or, if the Commitments have been terminated, have Lenders representing more than fifty percent (50%) of the aggregate outstanding Capital held by all the Lenders in all Groups); provided, however, that in no event shall the Majority Group Agents include fewer than two (2) Group Agents at any time when there are two (2) or more Groups.
“Material Adverse Effect” means relative to any Person (provided that if no particular Person is specified, “Material Adverse Effect” shall be deemed to be relative to the Borrower, the Servicer and the Originators, taken as a whole) with respect to any event or circumstance, a material adverse effect on any of the following:
(a)    the assets, operations, business or financial condition (i) if such Person is the Borrower, of the Borrower, (ii) if such Person is an Originator, of such Originator, or (iii) if such Person is the Servicer or the Performance Guarantor, of the Servicer, the Performance Guarantor and the Originators, taken as a whole;
(b)    the ability of the Borrower, the Servicer, the Performance Guarantor or any Originator to perform its obligations under this Agreement or any other Transaction Document to which it is a party;

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(c)    the validity or enforceability of this Agreement or any other Transaction Document, or the validity, enforceability, value or collectability of any material portion of the Pool Receivables;
(d)    the status, perfection, enforceability or priority of the Administrative Agent’s security interest in the Collateral; or
(e)    the rights and remedies of any Credit Party under the Transaction Documents or associated with its respective interest in the Collateral.
“Minimum Dilution Reserve Percentage” means, on any day, the product (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) of (a) the average of the Dilution Ratios for the twelve (12) most recent Fiscal Months, multiplied by (b) the Dilution Horizon Ratio.
“Minimum Funding Threshold” means an amount equal to or greater than the lesser of (i) fifty percent (50%) of the Facility Limit and (ii) the Borrowing Base; provided, however, that on any day that occurs during a Minimum Funding Threshold Holiday, the Minimum Funding Threshold shall be zero ($0).
“Minimum Funding Threshold Holiday” means each seven (7) consecutive calendar day period designated as a Minimum Funding Threshold Holiday by the Seller in writing to the Administrative Agent at least five (5) Business Days prior to the commencement thereof; provided, that the Seller shall not designate a Minimum Funding Threshold Holiday more than once in any fiscal quarter.
“Monthly Settlement Date” means the twenty fifty (25th) day of each calendar month (or if such day is not a Business Day, the next occurring Business Day).
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally recognized statistical rating organization.
“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower, the Servicer, any Originator, the Parent or any of their respective ERISA Affiliates (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.
“Net Receivables Pool Balance” means, at any time of determination: (a) the aggregate Outstanding Balance of Eligible Receivables then in the Receivables Pool, minus (b) the sum of (i) Excess Concentration, plus (ii) the Contractual Dilution Accrual.
“Non-Consenting Lender” means any Lender, or any member of any Group represented by a Group Agent, that does not approve any consent, waiver, amendment or other modification that (i) requires the approval of all Lenders or Group Agents or all affected Lenders or Group Agents in accordance with the terms of Section 13.01 and (ii) has been approved by the Majority Group Agents.
“Notes” means short-term promissory notes issued, or to be issued, by any Conduit Lender to fund its investments in accounts receivable or other financial assets.
“NYFRB” means the Federal Reserve Bank of New York.

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“Obligor” means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable.
“Obligor Percentage” means, at any time of determination, for each Obligor, a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Outstanding Balance of the Eligible Receivables of such Obligor less the amount (if any) then included in the calculation of the Excess Concentration with respect to such Obligor and (b) the denominator of which is the aggregate Outstanding Balance of all Eligible Receivables at such time.
“Olin” has the meaning set forth in the preamble to this Agreement.
“OFAC” means the U.S. Department of Treasury’s Office of Foreign Assets Control.
“Originator” and “Originators” means each of the U.S. Originators and the Canadian Originators.
“Other Connection Taxes” means, with respect to any Affected Person, Taxes imposed as a result of a present or former connection between such Affected Person and the jurisdiction imposing such Tax (other than connections arising from such Affected Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Loan or Transaction Document).
“Other Taxes” means any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies or fees arising from any payment made hereunder or from the execution, delivery, filing, recording or enforcement of, or otherwise in respect of, this Agreement, the other Transaction Documents and the other documents or agreements to be delivered hereunder or thereunder.
“Outstanding Balance” means, at any time of determination, with respect to any Receivable, the then outstanding principal balance thereof.
“Overnight Bank Funding Rate” means for any day, the rate comprised of both overnight federal funds and overnight eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the Federal Reserve Bank of New York, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the Federal Reserve Bank of New York (or by such other recognized electronic source (such as Bloomberg) selected by the Administrative Agent for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Borrower.
“Parent” means Olin.
“Participant” has the meaning set forth in Section 13.03(e).
“Participant Register” has the meaning set forth in Section 13.03(f).

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“PATRIOT Act” has the meaning set forth in Section 13.15.
“Payment Recipient” has the meaning set forth in Section 10.11.
“PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.
“Pension Plan” means a pension plan as defined in Section 3(2) of ERISA that is subject to Title IV of ERISA with respect to which any Originator, the Borrower or any other member of the Controlled Group may have any liability, contingent or otherwise.
“Percentage” means, at any time of determination, with respect to any Committed Lender, a fraction (expressed as a percentage), (a) the numerator of which is (i) prior to the termination of all Commitments hereunder, its Commitment at such time or (ii) if all Commitments hereunder have been terminated, the aggregate outstanding Capital of all Loans being funded by the Lenders in such Committed Lender’s Group at such time and (b) the denominator of which is (i) prior to the termination of all Commitments hereunder, the aggregate Commitments of all Committed Lenders at such time or (ii) if all Commitments hereunder have been terminated, the aggregate outstanding Capital of all Loans at such time.
“Performance Guarantor” means Olin.
“Performance Guaranty” means the Amended and Restated Performance Guaranty, dated as of September 28, 2021, by the Performance Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.
“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.
“PNC” has the meaning set forth in the preamble to this Agreement.
“Pool Receivable” means a Receivable in the Receivables Pool.
“Portion of Capital” means, with respect to any Lender and its related Capital, the portion of such Capital being funded or maintained by such Lender by reference to a particular interest rate basis.
“Program Support Agreement” means and includes any Liquidity Agreement and any other agreement entered into by any Program Support Provider providing for: (a) the issuance of one or more letters of credit for the account of any Conduit Lender, (b) the issuance of one or more surety bonds for which any Conduit Lender is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, (c) the sale by any Conduit Lender to any Program Support Provider of any Loan (or portions thereof or participation interest therein) maintained by such Conduit Lender and/or (d) the making of loans and/or other extensions of credit to any Conduit Lender in connection with such Conduit Lender’s receivables-securitization program contemplated in this Agreement, together with any letter of credit, surety bond or other instrument issued thereunder.
“Program Support Provider” means and includes, with respect to any Conduit Lender, any Liquidity Provider and any other Person (other than any customer of such Conduit Lender) now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, such Conduit Lender pursuant to any Program Support Agreement.

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“Purchase and Sale Agreements” means the U.S Purchase and Sale Agreement and Canadian Purchase and Sale Agreement.
“Purchase and Sale Termination Event” has the meaning set forth in each Purchase and Sale Agreement.
“Rating Agency” mean each of S&P, Fitch and Moody’s (and/or each other rating agency then rating the Notes of any Conduit Lender).
“Ratings Event” means Olin’s long-term senior unsecured and uncredit-enhanced debt securities are rated (a) less than “BB-” by S&P and (b) less than “Ba3” by Moody’s.
“Receivable” means any right to payment of a monetary obligation, whether or not earned by performance, owed to any Originator or the Borrower (as assignee of an Originator), whether constituting an account, chattel paper, payment intangible, instrument or general intangible, in each instance arising in connection with the sale of goods that have been or are to be sold or for services rendered or to be rendered, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto. Any such right to payment arising from any one transaction, including, without limitation, any such right to payment represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of any such right to payment arising from any other transaction. Notwithstanding the foregoing, “Receivable” shall not include any Excluded Receivables.
“Receivables Pool” means, at any time of determination, all of the then outstanding Receivables transferred (or purported to be transferred) to the Borrower pursuant to the Purchase and Sale Agreements prior to the Termination Date.
“Reference Time” means, with respect to any setting of the then-current Benchmark, the time determined by the Administrative Agent in its reasonable discretion.
“Register” has the meaning set forth in Section 13.03(c).
“Related Committed Lender” means with respect to any Conduit Lender, each Committed Lender listed as such for each Conduit Lender as set forth on the signature pages of this Agreement or in any Assumption Agreement.
“Related Conduit Lender” means, with respect to any Committed Lender, each Conduit Lender which is, or pursuant to any Assignment and Acceptance Agreement or Assumption Agreement or otherwise pursuant to this Agreement becomes, included as a Conduit Lender in such Committed Lender’s Group, as designated on its signature page hereto or in such Assignment and Acceptance Agreement, Assumption Agreement or other agreement executed by such Committed Lender, as the case may be.
“Related Parties” has the meaning set forth in Section 13.06(c).
“Related Rights” has the meaning set forth in Section 1.1 of each Purchase and Sale Agreement.
“Related Security” means, with respect to any Receivable:
(a)    all of the Borrower’s and each Originator’s interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), the sale of which gave rise to such Receivable;

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(b)    all instruments and chattel paper that may evidence such Receivable;
(c)    all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto;
(d)    all of the Borrower’s and each Originator’s rights, interests and claims under the related Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise; and
(e)    all of the Borrower’s rights, interests and claims under each Purchase and Sale Agreement and the other Transaction Documents.
“Release” has the meaning set forth in Section 3.01(a).
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or any successor thereto.
“Reportable Compliance Event” means that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Sanction or any predicate crime to any Sanction, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Sanction.
“Reportable Event” means any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Pension Plan (other than a Pension Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).
“Required Capital Amount” means fifteen million dollars ($15,000,000).
“Restricted Payments” has the meaning set forth in Section 7.01(r).
“S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto that is a nationally recognized statistical rating organization.
“Sanctions” means any economic or financial sanctions or trade embargoes imposed, administered or enforced by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council or other relevant sanctions authority.
“Sanctioned Country” means a country or territory that is the subject or target of a sanctions program maintained under any Sanction, including any such country identified on the list maintained by OFAC and available at: http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx, or as otherwise published from time to time.

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“Sanctioned Person” means (i) a person who is currently the subject of any Sanctions, (ii) a person located, operating, organized or resident in a Sanctioned Country or (iii) owned or controlled by any person or persons that is described in the foregoing clauses (i) or (ii).
“Scheduled Termination Date” means October 14, 2025.
“SEC” means the U.S. Securities and Exchange Commission or any governmental agencies substituted therefor.
“Secured Parties” means each Credit Party, each Borrower Indemnified Party and each Affected Person.
“Securities Act” means the Securities Act of 1933, as amended or otherwise modified from time to time.
“Security Agreement” means that certain Security Agreement, dated as of September 28, 2021, granted by the Borrower in favor of the Administrative Agent.
“Servicer” has the meaning set forth in the preamble to this Agreement.
“Servicer Accounts” means each account listed on Schedule II (as such schedule may be modified from time to time in connection with the closing or opening of any Servicer Account in accordance with the terms hereof), in each case, in the name of the Servicer and maintained at a bank or other financial institution acting as a Collection Account Bank.
“Servicer Indemnified Amounts” has the meaning set forth in Section 12.02(a).
“Servicer Indemnified Party” has the meaning set forth in Section 12.02(a).
“Servicing Fee” means the fee referred to in Section 8.06(a) of this Agreement.
“Servicing Fee Rate” means the rate referred to in Section 8.06(a) of this Agreement.
“Settlement Date” means with respect to any Portion of Capital for any Interest Period or any Interest or Fees, (i) so long as no Event of Default has occurred and is continuing and the Termination Date has not occurred, the Monthly Settlement Date and (ii) on and after the Termination Date or if an Event of Default has occurred and is continuing, each day selected from time to time by the Administrative Agent (with the consent or at the direction of the Majority Group Agents) (it being understood that the Administrative Agent (with the consent or at the direction of the Majority Group Agents) may select such Settlement Date to occur as frequently as daily), or, in the absence of such selection, the Monthly Settlement Date.
“SOFR” means, for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Adjustment” means ten (10) basis points (0.10%).
“SOFR Floor” means a rate of interest per annum equal to zero.
“SOFR Rate” means, with respect to SOFR Rate Loans, a fluctuating interest rate per annum as shall be in effect from time to time equal to (a) the SOFR Adjustment plus (b) Term SOFR.

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“SOFR Reserve Percentage” shall mean, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding.
“SOFR Rate Loan” means a Loan that bears interest based on the SOFR Rate.
“Solvent” means, with respect to any Person and as of any particular date, (i) the present fair market value (or present fair saleable value) of the assets of such Person is not less than the total amount required to pay the probable liabilities of such Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) such Person is not incurring debts or liabilities beyond its ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged.
“Spot Rate” means, on any day, (a) for the purpose of exchanging U.S. Dollars to Alternative Currency or Alternative Currency to U.S. Dollars in connection with applying funds to pay amounts owing hereunder or under the Transaction Documents in accordance with this Agreement, the actual rate used by the Administrative Agent’s principal foreign exchange trading office for the purchase by the Administrative Agent of the applicable currency with the other currency through its principal foreign exchange trading office, and (b) for the purpose of making any calculation hereunder that does not require the actual exchange of U.S. Dollars for Alternative Currency or Alternative Currency for U.S. Dollars to make a payment of amounts owing hereunder or under the Transaction Documents, (i) with respect to the determination of the U.S. Dollar Equivalent of any amount denominated in Alternative Currency, the exchange rate at which such Alternative Currency may be exchanged into U.S. Dollars as set forth at approximately 11:00 a.m. New York City time, on such day as published on the Bloomberg Key Cross-Currency Rates Page for such Alternative Currency or (ii) with respect to the determination of the Alternative Currency equivalent of any amount denominated in U.S. Dollars, the exchange rate at which U.S. Dollars may be exchanged into Alternative Currency as set forth at approximately 11:00 a.m. New York City time, on such day as published on the Bloomberg Key Cross-Currency Rates Page for U.S. Dollars. In the event that such rate does not appear on any Bloomberg Key Cross Currency Rates Page, the Spot Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be selected by the Administrative Agent and is reasonably satisfactory to the Servicer, or, in the absence of such an agreement, such Spot Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 11:00 a.m. New York time, on such date for the purchase of U.S. Dollars with the applicable Alternative Currency for delivery two (2) Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.
“Structuring Agent” means PNC Capital Markets LLC, a Pennsylvania limited liability company.
“Subordinated Note” has the meaning set forth in each Purchase and Sale Agreement.

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“Sub-Servicer” has the meaning set forth in Section 8.01(d).
“Sub-Servicing Agreement” means that certain Sub-Servicing Agreement, dated as of September 28, 2021, by and among Olin Canada ULC, an unlimited company formed under the laws of Nova Scotia, Canada, the Servicer and the Borrower with respect to the Receivables purchased by the Borrower from any Canadian Originators pursuant to the Canadian Purchase and Sale Agreement.
“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of such entity are at the time owned, or management of which is otherwise controlled: (a) by such Person, (b) by one or more Subsidiaries of such Person or (c) by such Person and one or more Subsidiaries of such Person.
“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholdings), assessments, fees or other charges, in each case in the nature of a tax and imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto.
“TD Bank” means The Toronto-Dominion Bank.
“Temporary Non-Reporting Period” shall mean, the period of time commencing on July 16, 2019 and ending on the date of the first Loan after July 16, 2019.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Screen Rate selected by the Administrative Agent in its reasonable discretion).
“Term SOFR” means, with respect to any amount to which the SOFR Rate applies, for any Interest Period, the rate per annum equal to the Term SOFR Screen Rate that is two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided, that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto.
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“Termination Date” means the earliest to occur of (a) the Scheduled Termination Date, (b) the date on which the “Termination Date” is declared or deemed to have occurred under Section 9.01 and (c) the date selected by the Borrower on which all Commitments have been reduced to zero pursuant to Section 2.02(e).
“Total Reserves” means, at any time of determination, an amount equal to the sum of (1) the product of (i) the sum of: (a) the Yield Reserve Percentage, plus (b) the greater of (I) the sum of the Concentration Reserve Percentage plus the Minimum Dilution Reserve Percentage and (II) the sum of the Loss Reserve Percentage plus the Dilution Reserve Percentage, times (ii) the Net Receivables Pool Balance at such time, plus (2) the Currency Volatility Reserve Amount.

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“Tranche Period” means, with respect to any SOFR Rate Loan, a period of one (1) month. Each Tranche Period shall commence on a Monthly Settlement Date and end on (but not including) the Monthly Settlement Date occurring one month thereafter, as selected by the Borrower pursuant to Section 2.05; provided, however, that if the date any Loan made pursuant to Section 2.02 is not a Monthly Settlement Date, the initial Tranche Period for such Loan shall commence on the date such Loan is made pursuant to Section 2.02 and end on the next Monthly Settlement Date occurring after the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such initial Tranche Period; provided, further, that if any Tranche Period would end after the Termination Date, such Tranche Period (including a period of one day) shall end on the Termination Date.
“Transaction Documents” means this Agreement, each Purchase and Sale Agreement, the Account Control Agreement(s), the Fee Letter, each Subordinated Note, the Performance Guaranty, the Sub-Servicing Agreement, the Security Agreement and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.
“Transaction Information” means any information provided to any Rating Agency, in each case, to the extent related to such Rating Agency providing or proposing to provide a rating of any Notes or monitoring such rating including, without limitation, information in connection with the Borrower, the Originators, the Servicer or the Receivables.
“Truist” means Truist Bank.
“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Unmatured Event of Default” means an event that but for notice or lapse of time or both would constitute an Event of Default.
“Unmatured Purchase and Sale Termination Event” has the meaning set forth in each Purchase and Sale Agreement.
“U.S. Dollar Equivalent” means, on any date on which a determination thereof is to be made, with respect to (a) any amount denominated in U.S. Dollars, such amount and (b) any amount denominated in an Alternative Currency, the U.S. Dollar equivalent of such amount of such Alternative Currency determined by reference to the Spot Rate determined as of such determination date.
“U.S. Government Securities Business Day” means a Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.
“U.S. Obligor” means an Obligor that is a corporation or other business organization and is organized under the laws of the United States of America (or of a United States of America territory, district, state, commonwealth, or possession, including, without limitation, Puerto Rico and the U.S. Virgin Islands) or any political subdivision thereof.

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“U.S. Originators” means the “Originators” under the U.S. Purchase and Sale Agreement, as the same may be modified from time to time by adding new U.S. Originators or removing U.S. Originators, in each case with the prior written consent of the Administrative Agent.
“U.S. Purchase and Sale Agreement” means the Purchase and Sale Agreement, dated as of the Closing Date, among the Servicer, the U.S. Originators and the Borrower, as such agreement may be amended, supplemented or otherwise modified from time to time.
“U.S. Tax Compliance Certificate” has the meaning set forth in Section 4.03(f)(ii)(B)(3).
“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.
“Weekly Interim Report” means an Interim Report in substantially the form of Exhibit I, delivered on a weekly basis, with respect to the Pool Receivables with data for the calendar week immediately preceding the applicable Interim Report Due Date as of the close of business on the last Business Day of such week.
“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
“Yield Reserve Percentage” means at any time of determination:
1.50 x DSO x (BR + SFR)
        360
where:
BR    =    the Base Rate;
DSO    =    the Days’ Sales Outstanding for the most recently ended Fiscal Month; and
SFR    =    the Servicing Fee Rate.
SECTION 1.02    Other Interpretive Matters. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York and not specifically defined herein, are used herein as defined in such Article 9. Unless otherwise expressly indicated, all references herein to “Article,” “Section,” “Schedule”, “Exhibit” or “Annex” shall mean articles and sections of, and schedules, exhibits and annexes to, this Agreement. For purposes of this Agreement, the other Transaction Documents and all such certificates and other documents, unless the context otherwise requires: (a) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (b) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such agreement (or such certificate or document); (c) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to such agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (d) the term “including” means “including without limitation”; (e) references to any Applicable Law refer to that Applicable Law as amended from time to time and include any successor Applicable Law; (f) references to any agreement refer to

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that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (g) references to any Person include that Person’s permitted successors and assigns; (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; (i) unless otherwise provided, in the calculation of time from a specified date to a later specified date, the term “from” means “from and including”, and the terms “to” and “until” each means “to but excluding”; (j) terms in one gender include the parallel terms in the neuter and opposite gender; and (k) the term “or” is not exclusive.
SECTION 1.03    SOFR Notification. Section 4.05(d) provides a mechanism for determining an alternative rate of interest in the event that the SOFR Rate or Daily 1M SOFR is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the SOFR Rate or Daily 1M SOFR or with respect to any alternative or successor rate thereto, or replacement rate therefor, other than in connection with its gross negligence, bad faith or willful misconduct.
SECTION 1.04    Conforming Changes Relating to SOFR. With respect to the SOFR Rate and Daily 1M SOFR, as applicable, the Administrative Agent (in its reasonable discretion following consultation with the Borrower) will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document; provided, that the Administrative Agent shall provide notice to the Borrower and the Group Agents of each such amendment implementing such Conforming Changes reasonably promptly after such amendment becomes effective.

TERMS OF THE LOANS
SECTION 2.01    Loan Facility. Upon a request by the Borrower pursuant to Section 2.02, and on the terms and subject to the conditions hereinafter set forth, the Conduit Lenders, ratably, in accordance with the aggregate of the Commitments of the Related Committed Lenders with respect to each such Conduit Lender, severally and not jointly, may, in their sole discretion, make Loans to the Borrower on a revolving basis, and if and to the extent any Conduit Lender does not make any such requested Loan or if any Group does not include a Conduit Lender, the Related Committed Lender(s) for such Conduit Lender or the Committed Lender for such Group, as the case may be, shall, ratably in accordance with their respective Commitments, severally and not jointly, make such Loans to the Borrower, in either case, from time to time during the period from the Closing Date to the Termination Date. Under no circumstances shall any Lender be obligated to make any such Loan if, after giving effect to such Loan:
(i)the Aggregate Capital would exceed the Facility Limit at such time;
(ii)the sum of (A) the Capital of such Lender, plus (B) the aggregate outstanding Capital of each other Lender in its Group, would exceed the Group Commitment of such Lender’s Group;
(iii)if such Lender is a Committed Lender, the aggregate outstanding Capital of such Committed Lender would exceed its Commitment; or
(iv)the Aggregate Capital would exceed the Borrowing Base at such time.

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SECTION 2.02    Making Loans; Repayment of Loans. (a) Each Loan hereunder shall be made on at least one (1) Business Days’ prior written request from the Borrower to the Administrative Agent and each Group Agent in the form of a Loan Request attached hereto as Exhibit A. Each such request for a Loan shall be made no later than 1:00 p.m. (New York City time) on a Business Day (it being understood that any such request made after such time shall be deemed to have been made on the following Business Day) and shall specify (i) the amount of the Loan(s) requested (which shall not be less than $100,000 and shall be an integral multiple of $100,000), (ii) the allocation of such amount among the Groups (which shall be ratable based on the Group Commitments), (iii) the account to which the proceeds of such Loan shall be distributed and (iv) the date such requested Loan is to be made (which shall be a Business Day).
(b)    On the date of each Loan specified in the applicable Loan Request, the Lenders shall, upon satisfaction of the applicable conditions set forth in Article V and pursuant to the other conditions set forth in this Article II, make available to the Borrower in same day funds an aggregate amount equal to the amount of such Loans requested, at the account set forth in the related Loan Request.
(c)    Each Committed Lender’s obligation shall be several, such that the failure of any Committed Lender to make available to the Borrower any funds in connection with any Loan shall not relieve any other Committed Lender of its obligation, if any, hereunder to make funds available on the date such Loans are requested (it being understood, that no Committed Lender shall be responsible for the failure of any other Committed Lender (other than a Committed Lender in its Group) to make funds available to the Borrower in connection with any Loan hereunder).
(d)    The Borrower shall repay in full the outstanding Capital of each Lender on the Final Maturity Date. Prior thereto, the Borrower shall, on each Settlement Date, make a prepayment of the outstanding Capital of the Lenders to the extent required under Section 3.01 and otherwise in accordance therewith. Notwithstanding the foregoing, the Borrower, in its discretion, shall have the right to make a prepayment, in whole or in part, of the outstanding Capital of the Lenders on any Business Day upon one (1) Business Days’ prior written notice thereof to the Administrative Agent and each Group Agent in the form of a Reduction Notice attached hereto as Exhibit B; provided, however, that (i) each such prepayment shall be in a minimum aggregate amount of $100,000 and shall be an integral multiple of $100,000; provided, however, that notwithstanding the foregoing, a prepayment may be in an amount necessary to reduce any Borrowing Base Deficit existing at such time or the outstanding Capital of the Lenders to zero, and (ii) any accrued Interest and Fees in respect of such prepaid Capital shall be paid on the immediately following Settlement Date; provided, further, that the Borrower shall not provide any Reduction Notice, and no such Reduction Notice shall be effective, if after giving effect thereto, the Aggregate Capital at such time would be less than the Minimum Funding Threshold.
(e)    The Borrower may, at any time upon at least three (3) Business Days’ prior written notice to the Administrative Agent and each Group Agent, terminate the Facility Limit in whole or ratably reduce the Facility Limit in part. Each partial reduction in the Facility Limit shall be in a minimum aggregate amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof, and no such partial reduction shall reduce the Facility Limit to an amount less than $100,000,000. In connection with any partial reduction in the Facility Limit, the Commitment of each Committed Lender shall be ratably reduced.
(f)    In connection with any reduction of the Commitments, the Borrower shall remit to the Administrative Agent (i) instructions regarding such reduction and (ii) for payment to the Lenders, cash in an amount sufficient to pay (A) Capital of Lenders in each Group in excess of the Group Commitment of such Group and (B) all other outstanding Borrower

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Obligations with respect to such reduction (determined based on the ratio of the reduction of the Commitments being effected to the amount of the Commitments prior to such reduction or, if the Administrative Agent reasonably determines that any portion of the outstanding Borrower Obligations is allocable solely to that portion of the Commitments being reduced or has arisen solely as a result of such reduction, all of such portion) including, without duplication, any associated Breakage Fees. Upon receipt of any such amounts, the Administrative Agent shall apply such amounts first to the reduction of the outstanding Capital, and second to the payment of the remaining outstanding Borrower Obligations with respect to such reduction, including any Breakage Fees, by paying such amounts to the Lenders.
(g)    Provided that no Event of Default or Unmatured Event of Default has occurred and is continuing, with the prior written consent of the Administrative Agent, each Group Agent and upon prior notice to the Lenders, the Borrower may from time to time request an increase in the Commitment with respect to one or more Lenders or cause additional Persons to become parties to this Agreement, as lenders, at any time following the Closing Date and prior to the Termination Date up to an aggregate amount of $350,000,000 in such Lenders’ Commitments and the Commitments of all such additional Lenders; provided, that each request for an increase and addition shall be in a minimum amount of $10,000,000. At the time of sending such notice with respect to any Lender, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which such Lenders and the Group Agents are requested to respond to the Borrower’s request (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders). Each Lender being asked to increase its Commitment (or its Group Agent on its behalf) and the Administrative Agent shall notify the Borrower within the applicable time period whether or not such Person agrees, in its respective sole discretion, to the increase to such Lender’s Commitment. Any such Person not responding within such time period shall be deemed to have declined to consent to an increase in such Lender’s Commitment. For the avoidance of doubt, only the consent of the Lender (or its Group Agent on its behalf) then being asked to increase its Commitment (or an additional Lender) and the Administrative Agent shall be required in order to approve any such request. If the Commitment of any Lender is increased (or a new Person is added as Lender) in accordance with this clause (h), the Administrative Agent, such Lender (or its Group Agent on its behalf) and the Borrower shall determine the effective date with respect to such increase and shall enter into such documents as agreed to by such parties to document such increase; it being understood and agreed that the Administrative Agent or any Lender increasing its Commitment pursuant to this Section 2.01(h) (or its Group Agent on its behalf) may request any of (x) resolutions of the Board of Directors of the Borrower approving or consenting to such Commitment increase and authorizing the execution, delivery and performance of any amendment to this Agreement, (y) a corporate and enforceability opinion of counsel of the Borrower and (z) such other documents, agreements and opinions reasonably requested by such Lender (or its Group Agent on its behalf) or the Administrative Agent.
(h)    The Borrower hereby covenants and agrees from time to time to request Loans pursuant to Section 2.02(a) in amounts and at such times such that the Aggregate Capital at all times is no less than the Minimum Funding Threshold at such time; it being understood and agreed that each Credit Extension pursuant to this Agreement is subject to the applicable conditions set forth in Article V and the other conditions set forth in this Article II.
SECTION 2.03    Interest and Fees.
(a)    On each Settlement Date, the Borrower shall, in accordance with the terms and priorities for payment set forth in Section 3.01, pay to each Group Agent, each Lender, the Administrative Agent and the Structuring Agent certain fees (collectively, the “Fees”) in the amounts set forth in the fee letter agreements from time to time entered into, among the Borrower, the members of the applicable Group (or their Group Agent on their behalf) and/or the

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Administrative Agent (each such fee letter agreement, as amended, restated, supplemented or otherwise modified from time to time, collectively being referred to herein as the “Fee Letter”). Undrawn Fees (as defined in the Fee Letter) shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender as provided in Section 2.07.
(b)    Each Loan of each Lender and the Capital thereof shall accrue interest on each day when such Capital remains outstanding at the then applicable Interest Rate for such Loan. The Borrower shall pay all Interest (including, for the avoidance of doubt, all Interest accrued on SOFR Rate Loans or Daily SOFR Loans, as applicable, during an Interest Period regardless of whether the Tranche Period, if applicable, has ended), Fees and Breakage Fees accrued during each Interest Period on each Settlement Date in accordance with the terms and priorities for payment set forth in Section 3.01.
SECTION 2.04    Records of Loans. Each Group Agent shall record in its records, the date and amount of each Loan made by the Lenders in its Group hereunder, the interest rate with respect thereto, the Interest accrued thereon and each repayment and payment thereof. Subject to Section 13.03(c), such records shall be conclusive and binding absent manifest error. The failure to so record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the obligations of the Borrower hereunder or under the other Transaction Documents to repay the Capital of each Lender, together with all Interest accruing thereon and all other Borrower Obligations.
SECTION 2.05    Selection of Interest Rates and Tranche Periods.
(a)    Subject to the following sentence, each Loan shall bear interest initially at the SOFR Rate or Daily 1M SOFR. Thereafter, so long as no Event of Default has occurred and is continuing, the Borrower may from time to time elect to change or continue the type of Interest Rate borne by each Loan or, subject to the minimum amount requirement for each outstanding Loan set forth in Section 2.02, a portion thereof by notice to the Administrative Agent not later than 11:00 a.m. (New York City time), one (1) Business Day prior to the expiration of the Tranche Period or Interest Period, as applicable; provided, that there shall not be more than three (3) SOFR Rate Loans and Daily SOFR Loans outstanding hereunder at any one time; provided, further that for the avoidance of doubt, any change from the SOFR Rate or Daily 1M SOFR shall not be effective until the Monthly Settlement Date occurring after the date of such request. Any such notices requesting the continuation or conversion of a Loan to the Administrative Agent may be given by telephone, telecopy, or other telecommunication device acceptable to the Administrative Agent (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing in a manner acceptable to the Administrative Agent).
(b)    If, by the time required in Section 2.05(a), the Borrower fails to select an Interest Rate for any Loan, such Loan shall automatically accrue Interest at Daily 1M SOFR for the next occurring Interest Period.
SECTION 2.06    Mitigation Obligations; Replacement of Lenders.
(a)    If any Lender requests compensation under Section 4.01 or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 4.03, then such Lender shall (at the written request of the Borrower addressed to the applicable Group Agent) use reasonable efforts to designate a different lending office for funding or booking its Loans or Commitments hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section

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4.01 or Section 4.03, as applicable, in the future, (ii) would not subject such Lender to any unreimbursed cost or expense and (iii) would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.
(b)    If (i) any Lender has requested compensation under Section 4.01 or the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.03 (in each case, unless such Lender has designated a different lending office in accordance with Section 2.06(a) and the result of such designation had the effect of eliminating the need to pay amounts under Section 4.01 or Section 4.03, as applicable, following such designation) or (ii) any Lender is a Defaulting Lender or Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender, the applicable Group Agent and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.03), all of its interests, rights (other than its existing rights to payments pursuant to Section 4.01 or Section 4.03) and obligations under this Agreement and the other Transaction Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if such Lender accepts such assignment and delegation); provided, that (A) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Transaction Documents from the assignee (to the extent of such outstanding principal and accrued interest) or the Borrower (in the case of all other amounts), (C) the Borrower or such assignee shall have paid to the Administrative Agent the processing and recordation fee required to effect an Assumption Agreement, (D) such assignment will result in a material reduction in compensation or payments under Section 4.01 or Section 4.03, as applicable, (E) in the case of any assignment and delegation resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent and (F) such assignment does not conflict with Applicable Law. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise (including as a result of any action taken by such Lender under Section 2.06 (a) above), the circumstances entitling the Borrower to require such assignment and delegation have ceased to apply.
SECTION 2.07    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a)    Undrawn Fees (as defined in the Fee Letter) shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender.
(b)    The Commitment and Capital of such Defaulting Lender shall not be included in determining whether the Majority Group Agents have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 13.01); provided, that, except as otherwise provided in Section 13.01, this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender directly affected thereby (if such Lender is directly affected thereby).
(c)    In the event that the Administrative Agent, the Borrower and the Servicer each agrees in writing that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary

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in order for such Lender to hold such Loans in accordance with its Pro Rata Percentage; provided, that no adjustments shall be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender, and provided, further, that except to the extent otherwise agreed by the affected parties, no change hereunder from Defaulting Lender to Lender that is not a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.
ARTICLE III

SETTLEMENT PROCEDURES AND PAYMENT PROVISIONS
SECTION 3.01. Settlement Procedures.
(a)    The Servicer shall set aside and hold in trust for the benefit of the Secured Parties (or, upon the occurrence and during the continuance of a Ratings Event, if so requested by the Administrative Agent, promptly upon (but in no event later than one (1) Business Day after) receipt of such request, segregate in a separate account approved by the Administrative Agent, which shall be an account maintained and controlled by the Administrative Agent unless the Administrative Agent otherwise instructs in its sole discretion), for application in accordance with the priority of payments set forth below, all Collections on Pool Receivables that are received by the Servicer or the Borrower or received in any Lock-Box or Collection Account; provided, however, that so long as each of the conditions precedent set forth in Section 5.03 are satisfied on such date, the Servicer may release to the Borrower from such Collections the amount (if any) necessary to (i) pay the purchase price for Receivables purchased by the Borrower on such date in accordance with the terms of the Purchase and Sale Agreements or (ii) make any Restricted Payment permitted by Section 7.01(r) (each such release, a “Release”). On each Settlement Date, the Servicer (or, following its assumption of control of the Collection Accounts, the Administrative Agent) shall, distribute such Collections in the following order of priority:
(i)first, to the Servicer for the payment of the accrued Servicing Fees payable for the immediately preceding Interest Period (plus, if applicable, the amount of Servicing Fees payable for any prior Interest Period to the extent such amount has not been distributed to the Servicer);
(ii)second, to each Lender and other Credit Party (ratably, based on the amount then due and owing), all accrued and unpaid Interest, Fees and Breakage Fees due to such Lender and other Credit Party for the immediately preceding Interest Period (including any additional amounts or indemnified amounts payable under Sections 4.03 and 12.01 in respect of such payments), plus, if applicable, the amount of any such Interest, Fees and Breakage Fees (including any additional amounts or indemnified amounts payable under Sections 4.03 and 12.01 in respect of such payments) payable for any prior Interest Period to the extent such amount has not been distributed to such Lender or Credit Party;
(iii)third, as set forth in clause (x), (y) or (z) below, as applicable:
(A)    prior to the occurrence of the Termination Date, to the extent that a Borrowing Base Deficit exists on such date, to the Lenders (ratably, based on the aggregate outstanding Capital of each Lender at such time) for the payment of a portion of the outstanding Aggregate Capital at such time, in an aggregate amount equal to the amount necessary to reduce the Borrowing Base Deficit to zero ($0);

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(B)    on and after the occurrence of the Termination Date, to each Lender (ratably, based on the aggregate outstanding Capital of each Lender at such time) for the payment in full of the aggregate outstanding Capital of such Lender at such time; or
(C)    prior to the occurrence of the Termination Date, at the election of the Borrower from time to time and in accordance with Section 2.02(d), to the payment of all or any portion of the outstanding Capital of the Lenders at such time (ratably, based on the aggregate outstanding Capital of each Lender at such time);
(iv)    fourth, to the Credit Parties, the Affected Persons and the Borrower Indemnified Parties (ratably, based on the amount due and owing at such time), for the payment of all other Borrower Obligations then due and owing by the Borrower to the Credit Parties, the Affected Persons and the Borrower Indemnified Parties; and
(v)    fifth, the balance, if any, to be paid to the Borrower for its own account.
(b)    All payments or distributions to be made by the Servicer, the Borrower and any other Person to the Lenders (or their respective related Affected Persons and the Borrower Indemnified Parties) shall be paid or distributed to the related Group Agent at its Group Agent’s Account. Each Group Agent, upon its receipt in the applicable Group Agent’s Account of any such payments or distributions, shall distribute such amounts to the applicable Lenders, Affected Persons and the Borrower Indemnified Parties within its Group ratably; provided, that if such Group Agent shall have received insufficient funds to pay all of the above amounts in full on any such date, such Group Agent shall pay such amounts to the applicable Lenders, Affected Persons and the Borrower Indemnified Parties within its Group in accordance with the priority of payments set forth above, and with respect to any such category above for which there are insufficient funds to pay all amounts owing on such date, ratably (based on the amounts in such categories owing to each such Person in such Group) among all such Persons in such Group entitled to payment thereof.
(c)    If and to the extent the Administrative Agent, any Credit Party, any Affected Person or any Borrower Indemnified Party shall be required for any reason to pay over to any Person any amount received on its behalf hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the Borrower and, accordingly, the Administrative Agent, such Credit Party, such Affected Person or such Borrower Indemnified Party, as the case may be, shall have a claim against the Borrower for such amount.
(d)    For the purposes of this Section 3.01:
(i) if, on any day, the Outstanding Balance of any Pool Receivable is either (i) reduced, adjusted or canceled as a result of (A) any defective, rejected or returned goods or services, any cash or other discount, or any failure by an Originator to deliver any goods or perform any services or otherwise perform under the underlying Contract or invoice, (B) any change in or cancellation of any of the terms of such Contract or invoice or any other adjustment by an Originator, any Sub-Servicer, the Servicer or the Borrower which reduces the amount payable by the Obligor on the related Receivable, (C) any rebates, warranties, allowances or charge-backs or (D) any setoff or credit in respect of any claim by the Obligor thereof (whether such claim arises out of the same or a related transaction or an unrelated transaction), or (ii) subject to any specific dispute, offset, counterclaim or defense whatsoever (except the discharge in bankruptcy of the Obligor thereof), then the Borrower shall be deemed to have received on such day

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a Collection of such Pool Receivable in the amount of such reduction, adjustment or cancelation and, if an Event of Default or Unmatured Event of Default exists or if the Purchase and Sale Termination Date shall have occurred and, in each case, if the applicable Originator has made a related payment in cash to the Borrower pursuant to Section 3.3(c) of each Purchase and Sale Agreement, shall immediately pay any and all such amounts in respect thereof to a Collection Account (or as otherwise directed by the Administrative Agent at such time) for the benefit of the Credit Parties for application pursuant to Section 3.01(a); provided, however, that if a Receivable’s Purchase Price has been reduced by the full Outstanding Balance thereof pursuant to Section 3.3(a) of each Purchase and Sale Agreement and such reduction has been accounted to the Borrower and applied in accordance with Section 3.3(c) of each Purchase and Sale Agreement, then the Borrower shall thereafter deliver to the applicable Originator any payments thereafter received by the Borrower on account of such Receivable’s Outstanding Balance in accordance with the Borrower’s obligations under the proviso to Section 3.3(a) of each Purchase and Sale Agreement;
(ii) if on any day any of the representations or warranties in Section 6.01(p) was not true with respect to any Pool Receivable when made, the Borrower shall be deemed to have received on such day a Collection of such Pool Receivable in full and, if an Event of Default or Unmatured Event of Default exists or if the Purchase and Sale Termination Date shall have occurred and, in each case, if the applicable Originator has made a related payment in cash to the Borrower pursuant to Section 3.3(c) of the applicable Purchase and Sale Agreement, shall immediately pay the amount of such deemed Collection to a Collection Account (or as otherwise directed by the Administrative Agent at such time) for the benefit of the Credit Parties for application pursuant to Section 3.01(a) (Collections deemed to have been received pursuant to Section 3.01(d)(i) and (ii) are hereinafter sometimes referred to as “Deemed Collections”);
(iii) except as provided in clauses (i) or (ii) above or otherwise required by Applicable Law or the relevant Contract, all Collections received from an Obligor of any Receivable shall be applied in accordance with the Credit and Collection Policy; and
(iv) if and to the extent the Administrative Agent, any Credit Party, any Affected Person or any Borrower Indemnified Party shall be required for any reason to pay over to an Obligor (or any trustee, receiver, custodian or similar official in any Insolvency Proceeding) any amount received by it hereunder, such amount shall be deemed not to have been so received by such Person but rather to have been retained by the Borrower and, accordingly, such Person shall have a claim against the Borrower for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof.
SECTION 3.02    Payments and Computations, Etc. (a) All amounts to be paid by the Borrower or the Servicer to the Administrative Agent, any Credit Party, any Affected Person or any Borrower Indemnified Party hereunder shall be paid no later than noon (12:00 p.m.) (New York City time) on the day when due in same day funds to the applicable Group Agent’s Account.
(b)    Each of the Borrower and the Servicer shall, to the extent permitted by Applicable Law, pay interest on any amount not paid or deposited by it when due hereunder, at an interest rate per annum equal to two percent (2.00%) per annum above the Base Rate, payable on demand.

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(c)    All computations of interest under subsection (b) above and all computations of Interest, Fees and other amounts hereunder shall be made on the basis of a year of 360 days (or, in the case of amounts determined by reference to the Base Rate, 365 or 366 days, as applicable) for the actual number of days (including the first but excluding the last day) elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

ARTICLE IV
INCREASED COSTS; FUNDING LOSSES; TAXES; ILLEGALITY AND SECURITY INTEREST
SECTION 4.01    Increased Costs.
(a)    Increased Costs Generally. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, liquidity, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Affected Person;
(ii)    subject any Affected Person to any Taxes (except to the extent such Taxes are Indemnified Taxes for which relief is sought under Section 4.03, or Excluded Taxes) on its loans, loan principal, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)    impose on any Affected Person any other condition, cost or expense (other than Taxes) (A) affecting the Collateral, this Agreement, any other Transaction Document, any Program Support Agreement, any Loan or (B) affecting its obligations or rights to make Loans;
and the result of any of the foregoing shall be to increase the cost to such Affected Person of (A) funding or maintaining any Loan or (B) maintaining its obligation to fund or maintain any Loan, or to reduce the amount of any sum received or receivable by such Affected Person hereunder, then, upon written request of such Affected Person (or its Group Agent), the Borrower shall pay to such Affected Person such additional amount or amounts as will compensate such Affected Person for such additional costs incurred or reduction suffered.
(b)    Capital and Liquidity Requirements. If any Affected Person determines that any Change in Law affecting such Affected Person or any lending office of such Affected Person or such Affected Person’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Affected Person’s capital or on the capital of such Affected Person’s holding company, if any, as a consequence of (A) this Agreement or any other Transaction Document, (B) the Commitments of such Affected Person hereunder or under any other Transaction Document or related Program Support Agreement, (C) the Loans made by such Affected Person or (D) the outstanding Capital of such Affected Person, to a level below that which such Affected Person or such Affected Person’s holding company could have achieved but for such Change in Law (taking into consideration such Affected Person’s policies and the policies of such Affected Person’s holding company with respect to capital adequacy and liquidity), then, from time to time, upon request of such Affected Person (or its Group Agent), the Borrower will pay to such Affected Person such additional amount or amounts as will compensate such Affected Person or such Affected Person’s holding company for any such increase, reduction or charge.

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(c)    Certificates for Reimbursement. A certificate of an Affected Person (or its Group Agent on its behalf) setting forth the amount or amounts necessary to compensate such Affected Person or its holding company, as the case may be, as specified in clause (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall, subject to the priorities of payment set forth in Section 3.01, pay such Affected Person the amount shown as due on any such certificate on the first Settlement Date occurring after the Borrower’s receipt of such certificate.
(d)    Delay in Requests. Failure or delay on the part of any Affected Person to demand compensation pursuant to this Section shall not constitute a waiver of such Affected Person’s right to demand such compensation; provided, that the Borrower shall not be required to compensate any Affected Person pursuant to this Section 4.01 for any increased costs incurred or reductions suffered more than two hundred seventy (270) days prior to the date such Affected Person notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Affected Person’s intention to claim compensation therefor (except if the Change in Law is retroactive, then the two hundred seventy (270)-day period referred to above shall be extended to include the period of retroactive effect thereof).
SECTION 4.02    Funding Losses.
(a)    The Borrower will pay each Lender all Breakage Fees.
(b)    A certificate of a Lender (or its Group Agent on its behalf) setting forth the amount or amounts necessary to compensate such Lender, as specified in clause (a) above and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall, subject to the priorities of payment set forth in Section 3.01, pay such Lender the amount shown as due on any such certificate on the first Settlement Date occurring after the Borrower’s receipt of such certificate.
SECTION 4.03    Taxes.
(a)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of the applicable Credit Party, Affected Person or Borrower Indemnified Party) requires the deduction or withholding of any Tax from any such payment by a Credit Party, Affected Person or Borrower Indemnified Party, then the applicable Credit Party, Affected Person or Borrower Indemnified Party shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law, and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Credit Party, Affected Person or Borrower Indemnified Party receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)    Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or, at the option of the Administrative Agent, timely reimburse it for the payment of, any Other Taxes.
(c)    Indemnification by the Borrower. The Borrower shall indemnify each Affected Person, within ten (10) days after demand therefor, for the full amount of any (I) Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Affected Person or required to be

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withheld or deducted from a payment to such Affected Person and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority and (II) Taxes that arise because a Loan is not treated for U.S. federal, state, local or franchise tax purposes as intended under Section 13.14, to the extent such Taxes exceed Taxes that would have been imposed had such Loan been treated as intended under Section 13.14 (such indemnification will include any U.S. federal, state or local income and franchise Taxes necessary to make such Affected Person whole on an after-tax basis taking into account the taxability of receipt of payments under this clause (II) and any reasonable expenses (other than Taxes) arising out of, relating to, or resulting from the foregoing). Promptly upon having knowledge that any such Indemnified Taxes have been levied, imposed or assessed, and promptly upon notice by the Administrative Agent or any Affected Person (or its related Group Agent), the Borrower shall pay such Indemnified Taxes directly to the relevant taxing authority or Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by an Affected Person (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of an Affected Person, shall be conclusive absent manifest error.
(d)    Indemnification by the Lenders. Each Lender (other than the Conduit Lenders) shall severally indemnify the Administrative Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender, its Related Conduit Lender or any of their respective Affiliates that are Affected Persons (but only to the extent that the Borrower and its Affiliates have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting any obligation of the Borrower, the Servicer or their Affiliates to do so), (ii) any Taxes attributable to the failure of such Lender, its Related Conduit Lender or any of their respective Affiliates that are Affected Persons to comply with Section 13.03(f) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, its Related Conduit Lender or any of their respective Affiliates that are Affected Persons, in each case, that are payable or paid by the Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender (or its Group Agent) by the Administrative Agent shall be conclusive absent manifest error. Each Lender (other than the Conduit Lenders) hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender, its Related Conduit Lender or any of their respective Affiliates that are Affected Persons under any Transaction Document or otherwise payable by the Administrative Agent to such Lender, its Related Conduit Lender or any of their respective Affiliates that are Affected Persons from any other source against any amount due to the Administrative Agent under this clause (d).
(e)    Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 4.03, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f)    Status of Affected Persons. (i) Any Affected Person that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Affected Person, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by

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Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Affected Person is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 4.03(f)(ii)(A), 4.03(f)(ii)(B) and 4.03(g)) shall not be required if, in the Affected Person’s reasonable judgment, such completion, execution or submission would subject such Affected Person to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Affected Person.
(ii)Without limiting the generality of the foregoing:
(A) an Affected Person that is a U.S. Person shall deliver to the Borrower and the Administrative Agent from time to time upon the reasonable request of the Borrower or the Administrative Agent, executed copies of Internal Revenue Service Form W-9 certifying that such Affected Person is exempt from U.S. federal backup withholding tax;
(B) any Affected Person that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested of the Affected Person) from time to time upon the reasonable request of the Borrower or the Administrative Agent, whichever of the following is applicable:
(1) in the case of such an Affected Person claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments of interest under any Transaction Document, executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, Internal Revenue Service Form W-8BEN or W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2) executed copies of Internal Revenue Service Form W-8ECI;
(3) in the case of such an Affected Person claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Affected Person is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (as applicable); or
(4) to the extent such Affected Person is not the beneficial owner, executed copies of Internal Revenue Service Form

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W-8IMY, accompanied by Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W-8BEN or W-8BEN-E (as applicable), a U.S. Tax Compliance Certificate, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that, if such Affected Person is a partnership and one or more direct or indirect partners of such Affected Person are claiming the portfolio interest exemption, such Affected Person may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; and
(C)    any Affected Person that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient), from time to time upon the reasonable request of the Borrower or the Administrative Agent, executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.
(g)    Documentation Required by FATCA. If a payment made to an Affected Person under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Affected Person were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Affected Person shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Affected Person has complied with such Affected Person’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(h)    Survival. Each party’s obligations under this Section 4.03 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Credit Party or any other Affected person, the termination of the Commitments and the repayment, satisfaction or discharge of all the Borrower Obligations and the Servicer’s obligations hereunder.
(i)    Updates. Each Affected Person agrees that if any form or certification it previously delivered pursuant to this Section 4.03 expires or becomes obsolete or inaccurate in any respect, it shall promptly update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
SECTION 4.04    Security Interest.
(a)    As security for the performance by the Borrower of all the terms, covenants and agreements on the part of the Borrower to be performed under this Agreement or any other Transaction Document, including the punctual payment when due of the Aggregate Capital and all Interest in respect of the Loans and all other Borrower Obligations, the Borrower

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hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, a valid, continuing and perfected first priority security interest in, all of the Borrower’s right, title and interest in, to and under all of the following, whether now or hereafter owned, existing or arising (collectively, the “Collateral”): (i) all Pool Receivables, (ii) all Related Security with respect to such Pool Receivables, (iii) all Collections with respect to such Pool Receivables, (iv) the Lock-Boxes and Collection Accounts and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing such Lock-Boxes and Collection Accounts and amounts on deposit therein, (v) all rights (but none of the obligations) of the Borrower under each Purchase and Sale Agreement, (vi) all other personal and fixture property or assets of the Borrower of every kind and nature including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, securities accounts, securities entitlements, letter of credit rights, commercial tort claims, securities and all other investment property, supporting obligations, money, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles) (each as defined in the UCC) and (vii) all proceeds of, and all amounts received or receivable under any or all of, the foregoing.
The Administrative Agent (for the benefit of the Secured Parties) shall have, with respect to all the Collateral, and in addition to all the other rights and remedies available to the Administrative Agent (for the benefit of the Secured Parties), all the rights and remedies of a secured party under any applicable UCC. The Borrower hereby authorizes the Administrative Agent to file financing statements describing as the collateral covered thereby as “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in this Agreement.
Immediately upon the occurrence of (i) the Final Payout Date or (ii) in the event the Purchase Price of a Receivable has been reduced to zero and the credit for such reduction has been applied pursuant to Section 3.3 of either Purchase and Sale Agreement, the Collateral, in the case of clause (i), or the applicable Receivable and any Related Rights solely with respect to such Receivable, in the case of clause (ii), shall be automatically released from the lien created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent, the Lenders and the other Credit Parties hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Borrower; provided, however, that promptly following written request therefor by the Borrower delivered to the Administrative Agent following any such termination, and at the expense of the Borrower, the Administrative Agent shall execute (if applicable) and deliver to the Borrower UCC-3 termination statements and such other documents as the Borrower shall reasonably request to evidence such termination.
SECTION 4.05    SOFR Rate Unascertainable; Increased Costs; Illegality; Benchmark Replacement Setting.
(a)    Unascertainable; Increased Costs. If, at any time:
(i)    the Administrative Agent shall have determined (which determination shall be conclusive and binding absent manifest error) that the SOFR Rate or Daily 1M SOFR, as applicable cannot be determined pursuant to the definition thereof; or
(ii)    any Lender determines that for any reason in connection with any request for a SOFR Rate Loan or a Daily SOFR Loan or conversion thereto or continuation thereof that the SOFR Rate or Daily 1M SOFR, as applicable, does not adequately and fairly reflect the cost to such Lenders of funding, establishing or

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maintaining such Loan during the applicable Interest Period, and such Lender has provided notice of such determination to the Administrative Agent, then the Administrative Agent shall have the rights specified in Section 4.05(c).
(b)    Illegality. If at any time any Lender shall have determined that as a result in a Change in Law, the making, maintenance or funding of any SOFR Rate Loan or Daily SOFR Loan has been made unlawful by compliance by such Lender in good faith with any Applicable Law or any interpretation or application thereof by any Governmental Authority or with any request or directive of any such Governmental Authority (whether or not having the force of Applicable Law), then the Administrative Agent shall have the rights specified in Section 4.05(c).
(c)    Administrative Agent’s and Lender’s Rights. In the case of any event specified in Section 4.05(a)(i) above, the Administrative Agent shall promptly so notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 4.05(a)(ii) or 4.05(b) above, such Lender shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (i) the Lenders, in the case of such notice given by the Administrative Agent, or (ii) such Lender, in the case of such notice given by such Lender, to allow the Borrower to select, convert to or renew a SOFR Rate Loan or Daily SOFR Loan shall be suspended (to the extent of the affected SOFR Rate Loan, Daily SOFR Loan or Interest Periods) until the Administrative Agent shall have later notified the Borrower, or such Lender shall have later notified the Administrative Agent, of the Administrative Agent’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under Section 4.05(a) and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a SOFR Rate Loan or Daily SOFR Loan and the SOFR Rate or Daily 1M SOFR, as applicable, has not yet gone into effect, absent due notice from the Borrower of revocation, conversion or prepayment, such notification shall be deemed to provide for selection of, conversion to or renewal of a Loan bearing interest at the Base Rate otherwise available with respect to such Loans. If any Lender notifies the Administrative Agent of a determination under Section 4.05(a)(ii) or 4.05(b), the Borrower shall as to any Loan of the Lender to which the SOFR Rate or Daily 1M SOFR applies, on the date specified in such notice either convert such Loan to a Loan bearing interest at the Base Rate otherwise available with respect to such Loan or prepay such Loan in accordance with Section 2.02(d). Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to a Loan bearing interest at the Base Rate otherwise available with respect to such Loan upon such specified date.
(d)    Benchmark Replacement Setting.
(i)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event has occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then if a Benchmark Replacement is determined in accordance with the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction

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Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Majority Group Agents.
(ii)    Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent (in its reasonable discretion following consultation with the Borrower) will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document.
(iii)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Conforming Changes, and (D) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (iv) below. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender or the Majority Group Agents pursuant to this Section 4.05(d), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document except, in each case, as expressly required pursuant to this Section 4.05(d).

ARTICLE V
CONDITIONS TO EFFECTIVENESS AND CREDIT EXTENSIONS
SECTION 5.01    Conditions Precedent to Effectiveness and the Initial Credit Extension. This Agreement shall become effective as of the Closing Date when (a) the Administrative Agent shall have received each of the documents, agreements (in fully executed form), opinions of counsel, lien search results, UCC filings, certificates and other deliverables listed on the closing memorandum attached as Exhibit H hereto, in each case, in form and substance acceptable to the Administrative Agent and (b) all fees and expenses payable by the Borrower on the Closing Date to the Credit Parties have been paid in full in accordance with the terms of the Transaction Documents.
SECTION 5.02    Conditions Precedent to All Credit Extensions. Each Credit Extension hereunder on or after the Closing Date shall be subject to the conditions precedent that:
(a)    in the case of a Loan, the Borrower shall have delivered to the Administrative Agent and each Group Agent a Loan Request for such Loan, in accordance with Section 2.02(a);
(b)    the Servicer shall have delivered to the Administrative Agent and each Group Agent all Information Packages required to be delivered hereunder;
(c)    the conditions precedent to such Credit Extension specified in Section 2.01(i) through (iv) shall be satisfied;

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(d)    on the date of such Credit Extension the following statements shall be true and correct (and upon the occurrence of such Credit Extension, the Borrower and the Servicer shall be deemed to have represented and warranted that such statements are then true and correct):
(i)    the representations and warranties of the Borrower and the Servicer contained in Sections 6.01 and 6.02 are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of the date of such Credit Extension as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date;
(ii)    no Event of Default or Unmatured Event of Default has occurred and is continuing, and no Event of Default or Unmatured Event of Default would result from such Credit Extension;
(iii)    no Borrowing Base Deficit exists or would exist after giving effect to such Credit Extension; and
(iv)    the Termination Date has not occurred; and
(v)    in the case of the first Loan requested after July 16, 2019, the Borrower (or the Servicer on its behalf) shall have delivered to the Administrative Agent and each Group Agent (i) an Information Package containing data applicable to the period commencing on the as of date of the last delivered Information Package and ending on the last day of the most recently completed Fiscal Month and (b) the results of a current annual audit and/or field exam.
SECTION 5.03    Conditions Precedent to All Releases. Each Release hereunder on or after the Closing Date shall be subject to the conditions precedent that:
(a)    after giving effect to such Release, the Servicer shall be holding in trust for the benefit of the Secured Parties an amount of Collections sufficient to pay the sum of (x) all accrued and unpaid Servicing Fees, Interest, Fees and Breakage Fees, in each case, through the date of such Release, (y) the amount of any Borrowing Base Deficit and (z) the amount of all other accrued and unpaid Borrower Obligations through the date of such Release;
(b)    the Borrower shall use the proceeds of such Release solely to pay (x) the purchase price for Receivables purchased by the Borrower in accordance with the terms of the Purchase and Sale Agreements and (y) any amounts owing by the Borrower to the Originators under the Subordinated Notes or any Restricted Payments permitted under Section 7.01(r); and
(c)    on the date of such Release the following statements shall be true and correct (and upon the occurrence of such Release, the Borrower and the Servicer shall be deemed to have represented and warranted that such statements are then true and correct):
(i)    the representations and warranties of the Borrower and the Servicer contained in Sections 6.01 and 6.02 are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of the date of such Release as though made on and as of such date unless such representations

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and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date;
(ii)    no Event of Default has occurred and is continuing, and no Event of Default would result from such Release;
(iii)    no Borrowing Base Deficit exists or would exist after giving effect to such Release; and
(iv)    the Termination Date has not occurred.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES
SECTION 6.01    Representations and Warranties of the Borrower. The Borrower represents and warrants to each Credit Party as of the Closing Date, on each Settlement Date and on each day on which a Credit Extension shall have occurred:
(a)    Organization and Good Standing. The Borrower is a limited liability company and validly existing in good standing under the laws of the State of Delaware, with the power and authority under its organizational documents and under the laws of Delaware to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.
(b)    Due Qualification. The Borrower is duly qualified to do business, is in good standing as a foreign entity and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect on the Borrower.
(c)    Power and Authority; Due Authorization. The Borrower (i) has all necessary power and authority to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) perform its obligations under this Agreement and the other Transaction Documents to which it is a party and (C) grant a security interest in the Collateral to the Administrative Agent on the terms and subject to the conditions herein provided and (ii) has duly authorized by all necessary limited liability company action such grant and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Agreement and the other Transaction Documents to which it is a party.
(d)    Binding Obligations. This Agreement and each of the other Transaction Documents to which the Borrower is a party has been duly executed by the Borrower and constitutes legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(e)    No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to which the Borrower is a party, and the fulfillment of the terms hereof

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and thereof by the Borrower will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, its organizational documents or any indenture, sale agreement, credit agreement, loan agreement, security agreement, mortgage, deed of trust, or other agreement or instrument to which the Borrower is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of the Collateral pursuant to the terms of any such indenture, credit agreement, loan agreement, security agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement and the other Transaction Documents or (iii) conflict with or violate any Applicable Law, except to the extent that any such conflict, breach, default, Adverse Claim or violation would not reasonably be expected to have a Material Adverse Effect on the Borrower.
(f)    Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Borrower, threatened, against the Borrower before any Governmental Authority and (ii) the Borrower is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority that, in the case of either of the foregoing clauses (i) and (ii), (A) asserts the invalidity of this Agreement or any other Transaction Document, (B) seeks to prevent the grant of a security interest in any Collateral by the Borrower to the Administrative Agent, the ownership or acquisition by the Borrower of any Pool Receivables or other Collateral or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or (C) individually or in the aggregate for all such actions, suits, proceedings and investigations would reasonably be expected to have a Material Adverse Effect.
(g)    Governmental Approvals. Except where the failure to obtain or make such authorization, consent, order, license, registration, approval or action would not reasonably be expected to have a Material Adverse Effect, all authorizations, consents, orders, licenses, registrations and approvals of, or other actions by, any Governmental Authority or any other party that are required to be obtained by the Borrower in connection with the grant of a security interest in the Collateral to the Administrative Agent hereunder or the due execution, delivery and performance by the Borrower of this Agreement or any other Transaction Document to which it is a party and the consummation by the Borrower of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party have been obtained or made and are in full force and effect.
(h)    Margin Regulations. The Borrower is not engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meanings of Regulations T, U and X of the Board of Governors of the Federal Reserve System).
(i)    Solvency. After giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, the Borrower is Solvent.
(j)    Offices; Legal Name. The Borrower’s sole jurisdiction of organization is the State of Delaware and such jurisdiction has not changed within four (4) months prior to the date of this Agreement as such jurisdiction of organization may be changed with thirty (30) days’ prior written notice to the Administrative Agent and the Group Agents and compliance with the other requirements of Section 7.01(l) and Section 7.03. The office of the Borrower is located at 190 Carondelet Plaza, Suite 1530, Clayton, Missouri 63150, as such address may be updated with thirty (30) days’ prior written notice to the Administrative Agent and the Group Agents. The legal name of the Borrower is Olin Finance Company, LLC as such name may be changed with thirty (30) days’ prior written notice to the Administrative Agent and the Group Agents and compliance with the other requirements of Section 7.01(l) and Section 7.03.

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(k)    Investment Company Act; Volcker Rule The Borrower (i) is not, and is not controlled by, an “investment company” registered or required to be registered under the Investment Company Act and (ii) is not a “covered fund” under the Volcker Rule. In determining that the Borrower is not a “covered fund” under the Volcker Rule, the Borrower relies on, and is entitled to rely on, the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act.
(l)    No Material Adverse Effect. Since the date of formation of the Borrower there has been no Material Adverse Effect with respect to the Borrower.
(m)    Accuracy of Information. All Information Packages, Interim Reports, Loan Requests, certificates, reports, statements, documents and other information furnished to the Administrative Agent or any other Credit Party by or on behalf of the Borrower pursuant to any provision of this Agreement or any other Transaction Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this Agreement or any other Transaction Document, is, at the time the same are so furnished, complete and correct in all material respects on the date the same are furnished to the Administrative Agent or such other Credit Party.
(n)    Sanctions Compliance. No Covered Entity is a Sanctioned Person. No borrowing under this Agreement, nor the proceeds from any borrowing under this Agreement, will be used by the Borrower directly or, to the knowledge of the Borrower, indirectly, (i) to fund any activity or business in any Sanctioned Country, (ii) to the knowledge of the Borrower, to fund any activity or business of any Sanctioned Person or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
(o)    Transaction Information. None of the Borrower, any Affiliate of the Borrower or any third party with which the Borrower or any Affiliate thereof has contracted, has delivered, in writing or orally, to any Rating Agency, any Transaction Information without providing such Transaction Information to the applicable Group Agent prior to delivery to such Rating Agency and has not participated in any oral communications with respect to Transaction Information with any Rating Agency without the participation of such Group Agent.
(p)    Receivables Representations.
(i)    This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Borrower’s right, title and interest in, to and under the Collateral which, (A) when financing statements in appropriate form are filed in the appropriate filing offices under the applicable UCC, will be a security interest that is perfected and enforceable against creditors of and purchasers from the Borrower and (B) will be free of all Adverse Claims in such Collateral.
(ii)    The Receivables constitute “accounts” or “payment intangibles” within the meaning of Section 9-102 of the UCC.
(iii)    The Borrower owns and has good and valid title to the Collateral free and clear of any Adverse Claim of any Person.
(iv)    All appropriate financing statements, financing statement amendments and continuation statements have been filed in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect (and continue the perfection of) the sale and contribution of the Receivables and Related Security from each Originator to the Borrower pursuant to the applicable

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Purchase and Sale Agreement and the grant by the Borrower of a security interest in the Collateral to the Administrative Agent pursuant to this Agreement.
(v)    Other than the security interest granted to the Administrative Agent pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral except as permitted by this Agreement and the other Transaction Documents. The Borrower has not authorized the filing of and is not aware of any financing statements filed against the Borrower that include a description of collateral covering the Collateral other than any financing statement (i) in favor of the Administrative Agent or (ii) that has been terminated. The Borrower is not aware of any judgment lien, ERISA lien or tax lien filings against the Borrower.
(vi)    Each Receivable included as an Eligible Receivable in the calculation of the Net Receivables Pool Balance as of any date is an Eligible Receivable as of such date.
(q)    The Lock-Boxes and Collection Accounts.
(i)    Nature of Collection Accounts. Each Collection Account constitutes a “deposit account” within the meaning of the applicable UCC.
(ii)    Ownership. Each Lock-Box and Collection Account is in the name of the Borrower or an Affiliate of the Borrower as set forth on Schedule II, and the Borrower or such Affiliate of the Borrower owns and has good and valid title to the Collection Accounts free and clear of any Adverse Claim.
(iii)    Perfection. Subject to Section 7.01(y), the Borrower has delivered to the Administrative Agent a fully executed Account Control Agreement relating to each Lock-Box and Collection Account, pursuant to which each applicable Collection Account Bank has agreed to comply with the instructions originated by the Administrative Agent directing the disposition of funds in such Lock-Box and Collection Account without further consent by the Borrower, the Servicer or any other Person. The Administrative Agent has “control” (as defined in Section 9-104 of the UCC) over each Collection Account.
(iv)    Instructions. Neither the Lock-Boxes nor the Collection Accounts are in the name of any Person other than the Borrower or an Affiliate of the Borrower set forth on Schedule II, and none of the Borrower, such Affiliates of the Borrower or the Servicer has consented to the applicable Collection Account Bank complying with instructions of any Person other than the Administrative Agent.
(r)    Ordinary Course of Business. Each remittance of Collections by or on behalf of the Borrower to the Credit Parties that are timely applied in accordance with the terms and conditions of this Agreement will have been (i) in payment of a debt incurred by the Borrower in the ordinary course of business or financial affairs of the Borrower and (ii) made in the ordinary course of business or financial affairs of the Borrower.
(s)    Compliance with Law. The Borrower has complied in all material respects with all Applicable Laws to which it may be subject.
(t)    Bulk Sales Act. No transaction contemplated by this Agreement requires compliance by it with any bulk sales act or similar law.

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(u)    Taxes. The Borrower has (i) timely filed all material Tax returns (federal, state and local) required to be filed by it and (ii) paid, or caused to be paid, all Taxes shown as due on such Tax returns, if any, other than Taxes being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP.
(v)    Tax Status. The Borrower (i) is, and shall at all relevant times continue to be, a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes and (ii) is not and will not at any relevant time become an association (or publicly traded partnership) taxable as an association for U.S. federal income tax purposes.
(w)    Opinions. The facts regarding the Borrower, the Servicer, each Originator, the Performance Guarantor, the Receivables, the Related Security and the related matters set forth or assumed in each of the opinions of counsel delivered in connection with this Agreement and the Transaction Documents are true and correct in all material respects.
(x)    Other Transaction Documents. Each representation and warranty made by the Borrower under each other Transaction Document to which it is a party is true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation or warranty shall be true and correct as made) as of the date when made.
(y)    Liquidity Coverage Ratio. The Borrower has not, does not and will not during this Agreement (x) issue any obligations that (A) constitute asset-backed commercial paper, or (B) are securities required to be registered under the Securities Act or that are offered for sale under Rule 144A or a similar exemption from registration under the Securities Act or the rules promulgated thereunder, or (y) issue any other debt obligations or equity interest other than debt obligations substantially similar to the obligations of the Borrower under this Agreement that are (A) issued to other banks or asset-backed commercial paper conduits in privately negotiated transactions, and (B) subject to transfer restrictions substantially similar to the transfer restrictions set forth in this Agreement; provided, that nothing in this Section 6.01(y) prohibits or restricts the Borrower from issuing its own limited liability company interests or the Subordinated Notes. The Borrower further represents and warrants that its assets and liabilities are consolidated with the assets and liabilities of Parent for purposes of generally accepted accounting principles.
(z)    No Linked Accounts. Except for the Servicer Accounts, there are no “Linked Accounts” (as defined in the related Account Control Agreement) with respect to any Collection Account.
(aa)    Reaffirmation of Representations and Warranties. On the date of each Credit Extension, on the date of each Release, on each Settlement Date and on the date each Information Package or other report is delivered to the Administrative Agent or any Group Agent hereunder, the Borrower shall be deemed to have certified that (i) all representations and warranties of the Borrower hereunder are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such day as though made on and as of such day, except for representations and warranties which apply as to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) as of such date) and (ii) no Event of Default or an Unmatured Event of Default has occurred and is continuing or will result from such Credit Extension or Release.

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Notwithstanding any other provision of this Agreement or any other Transaction Document, the representations and warranties contained in this Section shall be continuing, and remain in full force and effect until the Final Payout Date.
SECTION 6.02    Representations and Warranties of the Servicer. The Servicer represents and warrants to each Credit Party as of the Closing Date, on each Settlement Date and on each day on which a Credit Extension shall have occurred:
(a)    Organization and Good Standing. The Servicer is a duly organized and validly existing corporation in good standing under the laws of the State of Virginia, with the power and authority under its organizational documents and under the laws of Virginia to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.
(b)    Due Qualification. The Servicer is duly qualified to do business, is in good standing as a foreign entity and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business or the servicing of the Pool Receivables as required by this Agreement requires such qualification, licenses or approvals, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect on the Servicer.
(c)    Power and Authority; Due Authorization. The Servicer has all necessary power and authority to (i) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (ii) perform its obligations under this Agreement and the other Transaction Documents to which it is a party and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Agreement and the other Transaction Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action.
(d)    Binding Obligations. This Agreement and each of the other Transaction Documents to which it is a party is a party has been duly executed by the Servicer constitutes legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(e)    No Conflict or Violation. The execution and delivery of this Agreement and each other Transaction Document to which the Servicer is a party, the performance of the transactions contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms of this Agreement and the other Transaction Documents by the Servicer will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, the organizational documents of the Servicer or any indenture, sale agreement, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which the Servicer is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, credit agreement, loan agreement, agreement, mortgage, deed of trust or other agreement or instrument, other than this Agreement and the other Transaction Documents or (iii) conflict with or violate any Applicable Law, except to the extent that any such conflict, breach, default, Adverse Claim or violation would not reasonably be expected to have a Material Adverse Effect on the Servicer.

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(f)    Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending, or to the Servicer’s knowledge threatened, against the Servicer before any Governmental Authority and (ii) the Servicer is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority that, in the case of either of the foregoing clauses (i) and (ii), (A) asserting the invalidity of this Agreement or any other Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or (C) individually or in the aggregate for all such actions, suits, proceedings and investigations would reasonably be expected to have a Material Adverse Effect on the Servicer.
(g)    Governmental Approvals. Except where the failure to obtain or make such authorization, consent, order, license, registration, approval or action would not reasonably be expected to have a Material Adverse Effect on the Servicer, all authorizations, consents, orders, licenses, registrations and approvals of, or other actions by, any Governmental Authority or any other party that are required to be obtained by the Servicer in connection with the due execution, delivery, or performance by the Servicer of this Agreement or any other Transaction Document to which it is a party and the consummation by the Servicer of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party have been obtained or made and are in full force and effect.
(h)    Compliance with Applicable Law. The Servicer (i) shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Pool Receivables and the related Contracts, (ii) has maintained in effect all qualifications required under Applicable Law in order to properly service the Pool Receivables and (iii) has complied in all material respects with all Applicable Laws in connection with servicing the Pool Receivables.
(i)    Accuracy of Information. All Information Packages, Interim Reports, Loan Requests, certificates, reports, statements, documents and other information furnished to the Administrative Agent or any other Credit Party by the Servicer pursuant to any provision of this Agreement or any other Transaction Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this Agreement or any other Transaction Document, is, at the time the same are so furnished, complete and correct in all material respects on the date the same are furnished to the Administrative Agent or such other Credit Party.
(j)    Location of Records. The offices where the initial Servicer keeps all of its records relating to the servicing of the Pool Receivables are located at 190 Carondelet Plaza, Suite 1530, Clayton, Missouri 63105.
(k)    Credit and Collection Policy. The Servicer has complied in all material respects with the Credit and Collection Policy, as in effect from time to time, with regard to each Pool Receivable and the related Contracts.
(l)    Eligible Receivables. Each Receivable included as an Eligible Receivable in the calculation of the Net Receivables Pool Balance as of any date is an Eligible Receivable as of such date.
(m)    No Material Adverse Effect. Since September 30, 2016 there has been no Material Adverse Effect on the Servicer.
(n)    Other Transaction Documents. Each representation and warranty made by the Servicer under each other Transaction Document to which it is a party (including, without limitation, the Purchase and Sale Agreements) is true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation or warranty shall be true and correct as made) as of the date when made.

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(o)    Investment Company Act. The Servicer is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act.
(p)    Sanctions Compliance. No Covered Entity is a Sanctioned Person. No borrowing under this Agreement, nor the proceeds from any borrowing under this Agreement, will be used by the Borrower directly or, to the knowledge of the Servicer, indirectly, (i) to fund any activity or business in any Sanctioned Country, (ii) to the knowledge of the Servicer, to fund any activity or business of any Sanctioned Person or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
(q)    Transaction Information. None of the Servicer, any Affiliate of the Servicer or any third party with which the Servicer or any Affiliate thereof has contracted, has delivered, in writing or orally, to any Rating Agency, or monitoring a rating of, any Notes, any Transaction Information without providing such Transaction Information to the applicable Group Agent prior to delivery to such Rating Agency and has not participated in any oral communications with respect to Transaction Information with any Rating Agency without the participation of such Group Agent.
(r)    Financial Condition. The consolidated balance sheets of the Servicer and its consolidated Subsidiaries as of September 30, 2016 and the related statements of income and shareholders’ equity of the Servicer and its consolidated Subsidiaries for the fiscal quarter then ended, copies of which have been furnished to the Administrative Agent and the Group Agents, present fairly in all material respects the consolidated financial position of the Servicer and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP, subject to normal year-end audit adjustments and except for the absence of footnotes.
(s)    Taxes. The Servicer has (i) timely filed all material Tax returns (federal, state and local) required to be filed by it and (ii) paid, or caused to be paid, all Taxes shown as due on such Tax returns, if any, other than Taxes being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP, except where the failure to file or pay would not reasonably be expected to result in a Material Adverse Effect on the Servicer.
(t)    Opinions. The facts regarding the Borrower, the Servicer, each Originator, the Performance Guarantor, the Receivables, the Related Security and the related matters set forth or assumed in each of the opinions of counsel delivered in connection with this Agreement and the Transaction Documents are true and correct in all material respects.
(u)    No Linked Accounts. Except for the Servicer Accounts, there are no “Linked Accounts” (as defined in the related Account Control Agreement) with respect to any Collection Account.
(v)    Reaffirmation of Representations and Warranties. On the date of each Credit Extension, on the date of each Release, on each Settlement Date and on the date each Information Package, Interim Report or other report is delivered to the Administrative Agent or any Group Agent hereunder, the Servicer shall be deemed to have certified that (i) all representations and warranties of the Servicer hereunder are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such day as though made on and as of such day, except for representations and warranties which apply as to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as

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made) as of such date) and (ii) no Event of Default or an Unmatured Event of Default has occurred and is continuing or will result from such Credit Extension or Release.
Notwithstanding any other provision of this Agreement or any other Transaction Document, the representations contained in this Section shall be continuing, and remain in full force and effect until the Final Payout Date.

ARTICLE VII
COVENANTS
SECTION 7.01    Covenants of the Borrower. At all times from the Closing Date until the Final Payout Date:
(a)    Payment of Principal and Interest. The Borrower shall duly and punctually pay Capital, Interest, Fees and all other amounts payable by the Borrower hereunder in accordance with the terms of this Agreement.
(b)    Existence. The Borrower shall keep in full force and effect its existence and rights as a limited liability company under the laws of the State of Delaware, and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and the Collateral.
(c)    Financial Reporting. The Borrower will maintain a system of accounting established and administered in accordance with GAAP, and the Borrower (or the Servicer on its behalf) shall furnish to the Administrative Agent and each Group Agent:
(i)    Annual Financial Statements of the Borrower. Promptly upon completion and in no event later than one hundred and twenty (120) days after the close of each fiscal year of the Borrower, annual unaudited financial statements of the Borrower certified by a Financial Officer of the Borrower that they fairly present in all material respects, in accordance with GAAP, the financial condition of the Borrower as of the date indicated and the results of its operations for the periods indicated.
(ii)    Information Packages and Interim Reports. As soon as available and in any event not later than two (2) Business Days prior to each Settlement Date, an Information Package as of the most recently completed Fiscal Month. Further, on each applicable Interim Report Due Date, the Borrower shall furnish or cause to be furnished to the Administrative Agent and each Group Agent, (A) at any time upon thirty (30) days’ prior written notice from the Administrative Agent, a Weekly Interim Report and (B) at any time after the occurrence and during the continuance of an Event of Default, upon two (2) Business Days’ prior written notice from the Administrative Agent, at the Administrative Agent’s option, either (i) a Weekly Interim Report or (ii) a Daily Interim Report; it being understand, that in any of the foregoing cases, the Borrower shall continue to furnish or cause to be furnished the applicable Interim Report until notified otherwise by the Administrative Agent in writing.
(iii)    Other Information. Such other information respecting the condition or operations, financial or otherwise of the Borrower, any Originator, the Servicer, any Sub-Servicer, the Performance Guarantor or any of their Subsidiaries as the Administrative Agent or any Group Agent may from time to time reasonably request.

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(iv)    Quarterly Financial Statements of Parent. As soon as available and in no event later than sixty (60) days following the end of each of the first three fiscal quarters in each of Parent’s fiscal years, the unaudited consolidated balance sheet and statements of income of Parent and its consolidated Subsidiaries as at the end of such fiscal quarter and the related unaudited consolidated statements of earnings and cash flows for such fiscal quarter and for the elapsed portion of the fiscal year ended with the last day of such fiscal quarter, all of which shall be certified by a Financial Officer of Parent that they fairly present in all material respects, in accordance with GAAP, the financial condition of Parent and its consolidated Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes.
(v)    Annual Financial Statements of Parent. Within one hundred and twenty (120) days after the close of each of Parent’s fiscal years, the consolidated balance sheet of Parent and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of earnings and cash flows for such fiscal year, all reported on by independent certified public accountants of recognized national standing to the effect that such consolidated financial statements present fairly in all material respects, in accordance with GAAP, the financial condition of Parent and its consolidated Subsidiaries as of the dates indicated and the results of their operations for the periods indicated.
(vi)    Other Reports and Filings. Promptly (but in any event within ten (10) days) after (x) the filing or delivery thereof, copies of all financial information, proxy materials and reports, if any, which Parent or any of its consolidated Subsidiaries shall publicly file with the SEC and (y) all material financial information, proxy materials and reports, if any, which Parent or any of its consolidated Subsidiaries shall deliver to holders (or any trustee, agent or other representative therefor) of any of its material Debt pursuant to the terms of the documentation governing the same.
(vii)    Notwithstanding anything herein to the contrary, any financial information, proxy statements or other material required to be delivered pursuant to this paragraph (c) shall be deemed to have been furnished to each of the Administrative Agent and each Group Agent on the date that such report, proxy statement or other material is posted on the SEC’s website at www.sec.gov.
(viii)    Notwithstanding anything herein to the contrary, any financial information, proxy statements or other material required to be delivered pursuant to this Section 7.01(c) shall not be required during the Temporary Non-Reporting Period.
(d)    Notices. The Borrower (or the Servicer on its behalf) will notify the Administrative Agent and each Group Agent in writing promptly upon (but in no event later than four (4) Business Days after) a Financial Officer learning of the occurrence of (i) an Event of Default, Unmatured Event of Default, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event, (ii) any Person obtaining an Adverse Claim upon the Collateral or any portion thereof, (iii) any Person other than the Borrower, the applicable Affiliate of the Borrower set forth on Schedule II, the Servicer or the Administrative Agent shall obtain any rights or direct any action with respect to any Collection Account (or related Lock-Box) or (iv) any Obligor shall receive any change in payment instructions with respect to Pool Receivable(s) from a Person other than the Servicer or the Administrative Agent, with such notice describing the same, and if applicable, the steps being taken by the Person(s) affected with respect thereto.

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(e)    Conduct of Business. The Borrower will carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and will do all things necessary to remain duly organized, validly existing and in good standing as a domestic organization in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.
(f)    Compliance with Laws. The Borrower will comply with all Applicable Laws to which it may be subject if the failure to comply would reasonably be expected to have a Material Adverse Effect.
(g)    Furnishing of Information and Inspection of Receivables. The Borrower will furnish or cause to be furnished to the Administrative Agent and each Group Agent from time to time such information with respect to the Pool Receivables and the other Collateral as the Administrative Agent or any Group Agent may reasonably request. The Borrower will, at the Borrower’s expense, during regular business hours, (i) with reasonable prior written notice permit the Administrative Agent and each Group Agent or their respective agents or representatives to (A) examine and make copies of and abstracts from all books and records relating to the Pool Receivables or other Collateral, (B) visit the offices and properties of the Borrower for the purpose of examining such books and records and (C) discuss matters relating to the Pool Receivables, the other Collateral or the Borrower’s performance hereunder or under the other Transaction Documents to which it is a party with any of the officers, directors, employees or independent public accountants of the Borrower having knowledge of such matters and (ii) without limiting the provisions of clause (i) above, during regular business hours, at the Borrower’s expense, upon prior written notice from the Administrative Agent, permit certified public accountants or other auditors acceptable to the Administrative Agent to conduct a review of its books and records with respect to such Pool Receivables and other Collateral; provided, that, the Borrower shall be required to reimburse the Administrative Agent, in each case, for only one (1) such examination, visit, and discussion pursuant to clause (i) above and only one (1) such review pursuant to clause (ii) above in any twelve (12)-month period, unless an Event of Default has occurred and is continuing.
(h)    Payments on Receivables, Collection Accounts. The Borrower (or the Servicer on its behalf) will, and will cause each Originator to, at all times, instruct all Obligors to deliver payments on the Pool Receivables to a Collection Account or a Lock-Box. The Borrower (or the Servicer on its behalf) will, and will cause each Originator to, at all times, maintain such books and records as are necessary to identify Collections received from time to time on Pool Receivables and to segregate such Collections from other property of the Servicer and the Originators. If any payments on the Pool Receivables or other Collections are received by the Borrower, the Servicer or an Originator, it shall hold such payments in trust for the benefit of the Administrative Agent, the Group Agents and the other Secured Parties and promptly (but in any event within one (1) Business Day after receipt) remit such funds into a Collection Account. The Borrower (or the Servicer on its behalf) will cause each Collection Account Bank to comply with the terms of each applicable Account Control Agreement. The Borrower, or, subject to Section 7.01(y)(iii), each Canadian Originator, shall not instruct any Person other than the Obligors (and the Excluded Obligors to the extent permitted pursuant to the proviso below) to deposit funds other than Collections on Pool Receivables, other Collateral and remittances of funds for Excluded Receivables (subject to the proviso below) into its respective Collection Account. If such funds are nevertheless deposited into any Collection Account, the Borrower (or the Servicer on its behalf), or, subject to Section 7.01(y)(iii), each Canadian Originator, will within two (2) Business Days, (x) identify and transfer such funds to the appropriate Person entitled to such funds and (y) shall instruct such Person to no longer deposit any such funds into any such Collection Account. Except as permitted by this Section, the Borrower will not, and will not permit the Servicer, any Originator or any other Person to commingle Collections or other funds

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to which the Administrative Agent, any Group Agent or any other Secured Party is entitled, with any other funds; provided, that, with respect to any Excluded Receivables, the Originator of which is Olin Russellville and the Obligor of which is The Dow Chemical Company or any Affiliate thereof (the “Olin Russellville-Dow Excluded Receivables”), which Excluded Receivables are originated on or before February 12, 2021, or such later date as may be consented to by the Majority Group Agents, such commingling shall be permitted solely with respect to remittance of funds for such Olin Russellville-Dow Excluded Receivables; provided, further, that with respect to any Olin Russellville-Dow Excluded Receivables, after February 12, 2021, or such later date as it may be consented to by the Majority Group Agents, the Borrower shall instruct the Servicer, such Originator or such Person to (x) transfer such funds related to the Olin Russellville-Dow Excluded Receivables into an account other than a Collection Account, (y) no longer deposit any such funds into any such Collection Account and (z) instruct the related Excluded Obligor to no longer deposit any such funds into any such Collection Account. The Borrower shall only add a Collection Account (or a related Lock-Box) or a Collection Account Bank to those listed on Schedule II, if the Administrative Agent has received notice of such addition and an executed and acknowledged copy of an Account Control Agreement (or an amendment thereto) in form and substance acceptable to the Administrative Agent from the applicable Collection Account Bank. The Borrower shall only terminate a Collection Account Bank or close a Collection Account (or a related Lock-Box) with the prior written consent of the Administrative Agent.
(i)    Sales, Liens, etc. Except as otherwise provided herein, the Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Pool Receivable or other Collateral, or assign any right to receive income in respect thereof.
(j)    Extension or Amendment of Pool Receivables. Except as otherwise permitted in Section 8.02, the Borrower will not, and will not permit the Servicer to, alter the delinquency status or adjust the Outstanding Balance or otherwise modify the terms of any Pool Receivable in any material respect, or amend, modify or waive, in any material respect, any term or condition of any related Contract. The Borrower shall at its expense, timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy, as in effect from time to time, with regard to each Pool Receivable and the related Contract.
(k)    Change in Credit and Collection Policy. The Borrower will not make any change in the Credit and Collection Policy that would materially and adversely affect the collectability of the Pool Receivables or the ability of the Borrower to perform its obligations under this Agreement without the prior written consent of the Administrative Agent and the Majority Group Agents. Promptly following any change in the Credit and Collection Policy, the Borrower will deliver a copy of the updated Credit and Collection Policy to the Administrative Agent and each Lender.
(l)    Fundamental Changes. The Borrower shall not, without the prior written consent of the Administrative Agent and the Majority Group Agents, permit (i) itself to merge or consolidate with or into, or enter into a Division Transaction, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person or (ii) itself to be directly owned by any Person other than Olin or (iii) any of its issued and outstanding Capital Stock or any of its other equity interests to become subject to any Adverse Claims. The Borrower shall (i) provide the Administrative Agent and the Group Agents with at least thirty (30) days’ prior written notice before making any change in the Borrower’s name or location or

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making any other change in the Borrower’s identity or corporate structure that could impair or otherwise render any UCC financing statement filed in connection with this Agreement or any other Transaction Document “seriously misleading” as such term (or similar term) is used in the applicable UCC, which notice shall set forth the applicable change and the proposed effective date thereof and (ii) in connection with such change, at its own expense, (x) will take all action necessary or appropriate to perfect or maintain the perfection of the security interest under this Agreement (including, without limitation, the filing of all financing statements and the taking of such other action as the Administrative Agent may request in connection with such change or relocation) and (y) if requested by the Administrative Agent, the Borrower shall cause to be delivered to the Administrative Agent, an opinion, in form and substance satisfactory to the Administrative Agent as to such UCC perfection and priority matters as the Administrative Agent may request at such time.
(m)    Books and Records. The Borrower shall maintain and implement (or cause the Servicer to maintain and implement) administrative and operating procedures (including an ability to recreate records evidencing Pool Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain (or cause the Servicer to keep and maintain) all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Pool Receivables (including records adequate to permit the daily identification of each Pool Receivable and all Collections of and adjustments to each existing Pool Receivable).
(n)    Identifying of Records. The Borrower shall: (i) identify (or cause the Servicer to identify) its master data processing records relating to Pool Receivables and related Contracts with a legend that indicates that the Pool Receivables have been pledged in accordance with this Agreement and (ii) cause each Originator so to identify its master data processing records with such a legend.
(o)    Change in Payment Instructions to Obligors. Neither the Borrower nor any applicable Affiliate of the Borrower set forth on Schedule II shall (and shall not permit the Servicer or any Sub-Servicer to) add, replace or terminate any Collection Account (or any related Lock-Box) or make any change in its (or their) instructions to the Obligors regarding payments to be made to the Collection Accounts (or any related Lock-Box), other than any instruction to remit payments to a different Collection Account (or any related Lock-Box), unless the Administrative Agent shall have received (i) prior written notice of such addition, termination or change and (ii) a signed and acknowledged Account Control Agreement (or amendment thereto) with respect to such new Collection Accounts (or any related Lock-Box), and the Administrative Agent shall have consented to such change in writing.
(p)    Security Interest, Etc. The Borrower shall (and shall cause the Servicer to), at its expense, take all action necessary or reasonably desirable to establish and maintain a valid and enforceable first priority perfected security interest in the Collateral, in each case free and clear of any Adverse Claim, in favor of the Administrative Agent (on behalf of the Secured Parties), including taking such action to perfect, protect or more fully evidence the security interest of the Administrative Agent (on behalf of the Secured Parties) as the Administrative Agent or any Secured Party may reasonably request. In order to evidence the security interests of the Administrative Agent under this Agreement, the Borrower shall, from time to time take such action, or execute and deliver such instruments as may be necessary (including, without limitation, such actions set forth in Section 7.01(t)) to maintain and perfect, as a first-priority interest, the Administrative Agent’s security interest in the Receivables, Related Security and Collections. Notwithstanding anything else in the Transaction Documents to the contrary, except to the extent permitted by Applicable Law the Borrower shall not have any authority to file a termination, partial termination, release, partial release, or any amendment that deletes the name

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of a debtor or excludes collateral of any such financing statements filed in connection with the Transaction Documents, without the prior written consent of the Administrative Agent.
(q)    Certain Agreements. Without the prior written consent of the Administrative Agent and the Majority Group Agents, the Borrower will not (and will not permit any Originator or the Servicer to) amend, modify, waive, revoke or terminate any Transaction Document to which it is a party or any provision of the Borrower’s organizational documents which requires the consent of the “Independent Director” (as such term is used in the Borrower’s Certificate of Formation and Limited Liability Company Agreement).
(r)    Restricted Payments.
(i)    Except pursuant to clause (ii) below, the Borrower will not: (A) purchase or redeem any of its membership interests, (B) declare or pay any dividend or set aside any funds for any such purpose, (C) prepay, purchase or redeem any Debt, (D) lend or advance any funds or (E) repay any loans or advances to, for or from any of its Affiliates (the amounts described in clauses (A) through (E) being referred to as “Restricted Payments”).
(ii)    Subject to the limitations set forth in clause (iii) below, the Borrower may make Restricted Payments so long as such Restricted Payments are made only in one or more of the following ways: (A) the Borrower may make cash payments (including prepayments) on the Subordinated Notes in accordance with their respective terms and (B) the Borrower may declare and pay dividends if, in both cases, both immediately before and immediately after giving effect thereto, the Borrower’s Net Worth is not less than the Required Capital Amount.
(iii)    The Borrower may make Restricted Payments only out of the funds, if any, it receives pursuant to Sections 3.01 of this Agreement; provided, that the Borrower shall not pay, make or declare any Restricted Payment (including any dividend) if, after giving effect thereto, any Event of Default or Unmatured Event of Default shall have occurred and be continuing.
(s)    Other Business. The Borrower will not: (i) engage in any business other than the transactions contemplated by the Transaction Documents, (ii) create, incur or permit to exist any Debt of any kind (or cause or permit to be issued for its account any letters of credit) or bankers’ acceptances other than pursuant to this Agreement or the Subordinated Notes or (iii) form any Subsidiary or make any investments in any other Person.
(t)    Further Assurances.
(i)    The Borrower hereby agrees from time to time, at its own expense, promptly to execute (if necessary) and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Administrative Agent may reasonably request, to perfect, protect or more fully evidence the security interest granted pursuant to this Agreement or any other Transaction Document, or to enable the Administrative Agent (on behalf of the Secured Parties) to exercise and enforce the Secured Parties’ rights and remedies under this Agreement and the other Transaction Document. Without limiting the foregoing, the Borrower will, upon the request of the Administrative Agent, at the Borrower’s own expense, execute (if necessary) and file such financing statements or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Administrative Agent may reasonably request, to perfect, protect or evidence any of the foregoing.

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(ii)    The Borrower authorizes the Administrative Agent to file financing statements, continuation statements and amendments thereto and assignments thereof, relating to the Receivables, the Related Security, the related Contracts, Collections with respect thereto and the other Collateral without the signature of the Borrower. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law.
(u)    Sanctions/Anti-Corruption Law Compliance. The Borrower will not request any Loan, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of Anti-Corruption Laws, (ii) for the purpose of funding or financing any activities, business or transactions of or with any Sanctioned Person or in any Sanctioned Country, to the extent such activities, businesses or transactions would be prohibited by Sanctions if conducted by a limited liability company formed in the United States or in a European member state or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
(v)    Transaction Information. None of the Borrower, any Affiliate of the Borrower or any third party with which the Borrower or any Affiliate thereof has contracted, shall deliver, in writing or orally, to any Rating Agency, any Transaction Information without providing such Transaction Information to the applicable Group Agent prior to delivery to such Rating Agency and will not participate in any oral communications with respect to Transaction Information with any Rating Agency without the participation of such Group Agent.
(w)    Borrower’s Net Worth. The Borrower shall not permit the Borrower’s Net Worth to be less than the Required Capital Amount.
(x)    Borrower’s Tax Status. The Borrower will remain a wholly-owned subsidiary of a United States person (within the meaning of Section 7701(a)(30) of the Code). No action will be taken that would cause the Borrower to (i) be treated other than as a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes or (ii) become an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.
(y)    Post-Closing Actions.
(i)    Within sixty (60) days of the Closing Date, (A) the Borrower (or the Servicer on its behalf), at the Borrower’s expense, shall (x) amend or terminate the Affected Filings set forth in Schedule VI and (y) take all further actions, that may be necessary or desirable, or that the Administrative Agent may reasonably request, to release or terminate the security interest granted therein or to otherwise protect the security interest granted pursuant to this Agreement or any other Transaction Document (including, but not limited to the amendment or termination of the underlying security agreements), in each case, to the satisfaction of the Administrative Agent and the Majority Group Agents; provided, that such sixty (60) day period, with respect to the immediately preceding clauses (x) and (y), may be extended upon the written consent of the Administrative Agent and the Majority Group Agents, and (B) the Borrower shall (x) enter into and deliver executed copies of the Account Control Agreements with all of the Collection Account Banks and (y) take all further actions, that may be necessary or desirable, or that the Administrative Agent may reasonably request in connection with the immediately preceding clause (x) (including, but not limited to the delivery of executed copies of the opinions of counsel that would have been required had the Account Control

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Agreements been executed and delivered on the Closing Date), in each case, in form and substance satisfactory to the Administrative Agent and the Majority Group Agents.
(ii)    On or prior to February 12, 2021, or such later date as may be specified in writing by the Administrative Agent, the Borrower shall (i) enter into and deliver to the Administrative Agent and the Group Agents an executed copy of the Amendment No. 1 to the Deposit Account Control Agreement, by and among the Borrower, the Servicer, the Administrative Agent and Bank of America, N.A., as the Collection Account Bank, subjecting the Collection Accounts ending in 6323 and 0912 specified on Schedule II to an Account Control Agreement, in form and substance satisfactory to the Administrative Agent and the Group Agents and (ii) deliver a favorable opinion addressed to the Administrative Agent and each Group Agent, in form and substance satisfactory to the Administrative Agent and such Group Agents, from Missouri counsel to Olin Russellville Cell Technologies LLC (“Olin Russellville”) covering certain security interest matters as may be reasonably requested by the Administrative Agent and/or a Group Agent.
(iii)    On or prior to January 31, 2022, (A) each of the Canadian Originators shall novate to the Borrower its respective Canadian Collection Account specified in Schedule II, (B) the Borrower shall enter into and deliver to the Administrative Agent and the Group Agents an executed copy of an Account Control Agreement by and among the Borrower and the applicable Collection Account Bank with respect to the Canadian Collection Accounts specified in Schedule II in form and substance satisfactory to the Administrative Agent and the Group Agent, and (C) each of the Canadian Originators and the Borrower shall cease all payments made out of such Canadian Collection Accounts.
SECTION 7.02    Covenants of the Servicer. At all times from the Closing Date until the Final Payout Date:
(a)    Financial Reporting. The Servicer will maintain a system of accounting established and administered in accordance with GAAP, and the Servicer shall furnish to the Administrative Agent and each Group Agent:
(i)    Compliance Certificates.(a) A compliance certificate promptly upon completion of the annual report of the Parent and in no event later than one hundred and twenty (120) days after the close of the Parent’s fiscal year, in form and substance substantially similar to Exhibit G signed by a Financial Officer of the Servicer stating that no Event of Default or Unmatured Event of Default has occurred and is continuing, or if any Event of Default or Unmatured Event of Default has occurred and is continuing, stating the nature and status thereof and (b) within sixty (60) days after the close of each fiscal quarter of the Servicer, a compliance certificate in form and substance substantially similar to Exhibit G signed by a Financial Officer of the Servicer stating that no Event of Default or Unmatured Event of Default has occurred and is continuing, or if any Event of Default or Unmatured Event of Default has occurred and is continuing, stating the nature and status thereof.
(ii)    Information Packages and Interim Reports. As soon as available and in any event not later than two (2) Business Days prior to each Settlement Date, an Information Package as of the most recently completed Fiscal Month. Further, on each applicable Interim Report Due Date, the Servicer shall furnish or cause to be furnished to the Administrative Agent and each Group Agent, (A) at any time upon thirty (30) days’ prior written notice from the Administrative Agent, a Weekly Interim Report and (B) at any time after the occurrence and during the continuance of an Event of Default, upon

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two (2) Business Days’ prior written notice from the Administrative Agent, at the Administrative Agent’s option, either (i) a Weekly Interim Report or (ii) a Daily Interim Report; it being understand, that in any of the foregoing cases, the Servicer shall continue to furnish or cause to be furnished the applicable Interim Report until notified otherwise by the Administrative Agent in writing.
(iii)    Other Information. Such other information respecting the condition or operations, financial or otherwise, of the Borrower, any Originator, the Servicer, any Sub-Servicer, the Performance Guarantor or any of their Subsidiaries as the Administrative Agent or any Group Agent may from time to time reasonably request.
(iv)    Notwithstanding anything herein to the contrary, any financial information, proxy statements or other material required to be delivered pursuant to this Section 7.02(a) shall not be required during the Temporary Non-Reporting Period.
(b)    Notices. The Servicer will notify the Administrative Agent and each Group Agent in writing promptly upon (but in no event later than three (3) Business Days after) a Financial Officer learning of the occurrence of (i) an Event of Default, Unmatured Event of Default, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event, (ii) any Person obtaining an Adverse Claim upon the Collateral or any portion thereof, (iii) any Person other than the Borrower, the applicable Affiliate of the Borrower set forth on Schedule II, the Servicer or the Administrative Agent shall obtain any rights or direct any action with respect to any Collection Account (or related Lock-Box) or (iv) any Obligor shall receive any change in payment instructions with respect to Pool Receivable(s) from a Person other than the Servicer or the Administrative Agent, with such notice describing the same, and if applicable, the steps being taken by the Person(s) affected with respect thereto.
(c)    Existence; Conduct of Business. The Servicer will do all things necessary to remain duly organized, validly existing and in good standing as a domestic corporation in its jurisdiction of organization from time to time; provided, however, that the Servicer may consummate any merger or consolidation, and any conveyance, transfer, lease or other disposition of all or substantially all of its property or assets subject to compliance with Section 7.02(n), and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted if the failure to have such authority would reasonably be expected to have a Material Adverse Effect on the Servicer. The Servicer shall not engage, to any material extent, in any business other than the businesses of the type conducted by the Servicer as of the Closing Date and businesses reasonably related thereto.
(d)    Compliance with Laws. The Servicer will comply with all Applicable Laws to which it may be subject if the failure to comply would reasonably be expected to have a Material Adverse Effect on the Servicer.
(e)    Furnishing of Information and Inspection of Receivables. The Servicer will furnish or cause to be furnished to the Administrative Agent and each Group Agent from time to time such information with respect to the Pool Receivables and the other Collateral as the Administrative Agent or any Group Agent may reasonably request. The Servicer will, at the Servicer’s expense, during regular business hours (i) with reasonable prior written notice, permit the Administrative Agent, and each Group Agent or their respective agents or representatives to (A) examine and make copies of and abstracts from all books and records relating to the Pool Receivables or other Collateral, (B) visit the offices and properties of the Servicer for the purpose of examining such books and records and (C) discuss matters relating to the Pool Receivables, the other Collateral or the Servicer’s performance hereunder or under the other Transaction Documents to which it is a party with any of the officers, directors, employees or independent public accountants of the Servicer (provided that representatives of the Servicer are

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present during such discussions) having knowledge of such matters and (ii) without limiting the provisions of clause (i) above, during regular business hours, at the Servicer’s expense, upon prior written notice from the Administrative Agent, permit certified public accountants or other auditors acceptable to the Administrative Agent to conduct a review of its books and records with respect to the Pool Receivables and other Collateral; provided, that, the Servicer shall be required to reimburse the Administrative Agent, in each case, for only one (1) such examination, visit, and discussion pursuant to clause (i) above and only one (1) such review pursuant to clause (ii) above in any twelve (12)-month period, unless an Event of Default has occurred and is continuing.
(f)    Payments on Receivables, Collection Accounts. The Servicer will at all times, instruct all Obligors to deliver payments on the Pool Receivables to a Collection Account or a Lock-Box. The Servicer will, at all times, maintain such books and records as are necessary to identify Collections received from time to time on Pool Receivables and to segregate such Collections from other property of the Servicer and the Originators. If any payments on the Pool Receivables or other Collections are received by the Borrower, the Servicer or an Originator, it shall hold such payments in trust for the benefit of the Administrative Agent, the Group Agents and the other Secured Parties and promptly (but in any event within one (1) Business Day after receipt) remit such funds into a Collection Account. The Servicer shall not instruct any Person other than the Obligors (and the Excluded Obligors to the extent permitted pursuant to the proviso below) to deposit funds other than Collections on Pool Receivables, other Collateral and remittances of funds for Excluded Receivables (subject to the proviso below) into any Collection Account. If such funds are nevertheless deposited into any Collection Account, the Servicer will within two (2) Business Days (x) identify and transfer such funds to the appropriate Person entitled to such funds and (y) shall instruct such Person to no longer deposit any such funds into any such Collection Account. Except as permitted by this Section, the Servicer will not, and will not permit the Borrower, any Originator or any other Person to commingle Collections or other funds to which the Administrative Agent, any Group Agent or any other Secured Party is entitled, with any other funds; provided, that, with respect to any Olin Russellville-Dow Excluded Receivables, which Excluded Receivables are originated on or before February 12, 2021, or such later date as may be consented to by the Majority Group Agents, such commingling shall be permitted solely with respect to remittance of funds for such Olin Russellville-Dow Excluded Receivables; provided, further, that with respect to any Olin Russellville-Dow Excluded Receivables, after February 21, 2021, the Servicer shall instruct the Borrower, such Originator or such Person to (x) transfer such funds related to the Olin Russellville-Dow Excluded Receivables into an account other than a Collection Account, (y) no longer deposit any such funds into any such Collection Account and (z) instruct the related Excluded Obligor to no longer deposit any such funds into any such Collection Account. The Servicer shall only add a Collection Account (or a related Lock-Box), or a Collection Account Bank to those listed on Schedule II, if the Administrative Agent has received notice of such addition and an executed and acknowledged copy of an Account Control Agreement (or an amendment thereto) in form and substance acceptable to the Administrative Agent from the applicable Collection Account Bank. The Servicer shall only terminate a Collection Account Bank or close a Collection Account (or a related Lock-Box) with the prior written consent of the Administrative Agent.
(g)    Extension or Amendment of Pool Receivables. Except as otherwise permitted in Section 8.02, the Servicer will not alter the delinquency status or adjust the Outstanding Balance or otherwise modify the terms of any Pool Receivable in any material respect, or amend, modify or waive, in any material respect, any term or condition of any related Contract. The Servicer shall at its expense, timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables, and timely and fully comply in all material respects

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with the Credit and Collection Policy, as in effect from time to time, with regard to each Pool Receivable and the related Contract.
(h)    Change in Credit and Collection Policy. The Servicer will not make any change in the Credit and Collection Policy that would materially and adversely affect the collectability of the Pool Receivables or the ability of the Servicer to perform its obligations under this Agreement without the prior written consent of the Administrative Agent and the Majority Group Agents. Promptly following any change in the Credit and Collection Policy, the Servicer will deliver a copy of the updated Credit and Collection Policy to the Administrative Agent and each Lender.
(i)    Records. The Servicer will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Pool Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Pool Receivables (including records adequate to permit the daily identification of each Pool Receivable and all Collections of and adjustments to each existing Pool Receivable).
(j)    Identifying of Records. The Servicer shall identify its master data processing records relating to Pool Receivables and related Contracts with a legend that indicates that the Pool Receivables have been pledged in accordance with this Agreement.
(k)    Change in Payment Instructions to Obligors. The Servicer shall not (and shall not permit any Sub-Servicer to) add, replace or terminate any Collection Account (or any related Lock-Box) or make any change in its instructions to the Obligors regarding payments to be made to the Collection Accounts (or any related Lock-Box), other than any instruction to remit payments to a different Collection Account (or any related Lock-Box), unless the Administrative Agent shall have received (i) prior written notice of such addition, termination or change and (ii) a signed and acknowledged Account Control Agreement (or an amendment thereto) with respect to such new Collection Accounts (or any related Lock-Box) and the Administrative Agent shall have consented to such change in writing.
(l)    Security Interest, Etc. The Servicer shall, at its expense, take all action necessary or reasonably desirable to establish and maintain a valid and enforceable first priority perfected security interest in the Collateral, in each case free and clear of any Adverse Claim in favor of the Administrative Agent (on behalf of the Secured Parties), including taking such action to perfect, protect or more fully evidence the security interest of the Administrative Agent (on behalf of the Secured Parties) as the Administrative Agent or any Secured Party may reasonably request. In order to evidence the security interests of the Administrative Agent under this Agreement, the Servicer shall, from time to time take such action, or execute and deliver such instruments as may be necessary (including, without limitation, such actions set forth in Section 7.02(m)) to maintain and perfect, as a first-priority interest, the Administrative Agent’s security interest in the Receivables, Related Security and Collections. Notwithstanding anything else in the Transaction Documents to the contrary, except to the extent permitted by Applicable Law, the Servicer shall not have any authority to file a termination, partial termination, release, partial release, or any amendment that deletes the name of a debtor or excludes collateral of any such financing statements filed in connection with the Transaction Documents, without the prior written consent of the Administrative Agent.
(m)    Further Assurances; Change in Name or Jurisdiction of Origination, etc. The Servicer hereby agrees from time to time, at its own expense, promptly to execute (if necessary) and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Administrative Agent may reasonably request, to

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perfect, protect or more fully evidence the security interest granted pursuant to this Agreement or any other Transaction Document, or to enable the Administrative Agent (on behalf of the Secured Parties) to exercise and enforce their respective rights and remedies under this Agreement or any other Transaction Document. Without limiting the foregoing, the Servicer will, upon the request of the Administrative Agent, at the Servicer’s own expense, execute (if necessary) and file such financing statements or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Administrative Agent may reasonably request, to perfect, protect or evidence any of the foregoing.
(n)    Mergers. Olin, so long as it is the Servicer and Performance Guarantor, (i) shall not merge, amalgamate or consolidate with or into any other Person (other than a Subsidiary) and (ii) shall not convey, transfer, lease or otherwise dispose of, or permit a Subsidiary to convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of related transactions), all or substantially all of the property or assets of Olin and its Subsidiaries taken as a whole (whether now owned or hereafter acquired) or any Receivables (other than as an Originator pursuant to a Purchase and Sale Agreement), directly or indirectly, to any Person, including through a merger, amalgamation or consolidation of a Subsidiary with an unaffiliated party, unless (A) in each case of clauses (i) and (ii) above, (x) after giving effect to such proposed transaction, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default would exist and (y) the Administrative Agent and each Group Agent have each (1) received thirty (30) days’ prior written notice thereof, (2) received executed copies of all documents, certificates and opinions (including, without limitation, opinions relating to bankruptcy and UCC matters) as the Administrative Agent shall reasonably request and (3) been reasonably satisfied that all other action to perfect and protect the security interests of the Borrower and the Administrative Agent, on behalf of the Lenders, in and to the Receivables to be sold by the Originators under the Purchase and Sale Agreements and other Related Rights, as reasonably requested by the Administrative Agent or any Group Agent shall have been taken by, and at the expense of, Olin (including the filing of any UCC financing statements, the receipt of certificates and other requested documents from public officials and all such other actions required pursuant to Section 7.3 of each Purchase and Sale Agreement) and (B) in the case of clause (i) above, the surviving entity is Olin.
(o)    Transaction Information. None of the Servicer, any Affiliate of the Servicer or any third party contracted by the Servicer or any Affiliate thereof, shall deliver, in writing or orally, to any Rating Agency, any Transaction Information without providing such Transaction Information to the applicable Group Agent prior to delivery to such Rating Agency, and will not participate in any oral communications with respect to Transaction Information with any Rating Agency without the participation of such Group Agent.
(p)    Sanctions/Anti-Corruption Law Compliance. The Servicer will not request any Loan, and the Servicer shall not use, and shall procure that its Subsidiaries, Sub-Servicers and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of Anti-Corruption Laws, (ii) for the purpose of funding or financing any activities, business or transactions of or with any Sanctioned Person or in any Sanctioned Country, to the extent such activities, businesses or transactions would be prohibited by Sanctions if conducted by a corporation formed in the United States or in a European member state or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
(q)    Financial Covenant. Olin, so long as it is the Servicer or Performance Guarantor, shall comply with the Financial Covenant(s).

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SECTION 7.03    Separate Existence of the Borrower. Each of the Borrower and the Servicer hereby acknowledges that the Secured Parties, the Group Agents and the Administrative Agent are entering into the transactions contemplated by this Agreement and the other Transaction Documents in reliance upon the Borrower’s identity as a legal entity separate from any Originator, the Servicer, the Performance Guarantor and their Affiliates. Therefore, each of the Borrower and Servicer shall take all steps specifically required by this Agreement or reasonably required by the Administrative Agent or any Group Agent to continue the Borrower’s identity as a separate legal entity and to make it apparent to third Persons that the Borrower is an entity with assets and liabilities distinct from those of the Performance Guarantor, the Originators, the Servicer and any other Person, and is not a division of the Performance Guarantor, the Originators, the Servicer, its Affiliates or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, each of the Borrower and the Servicer shall take such actions as shall be required in order that:
(a)Special Purpose Entity. The Borrower will be a special purpose company whose primary activities are restricted as provided in its Limited Liability Company Agreement.
(b)No Other Business or Debt. The Borrower shall not engage in any business or activity except as set forth in this Agreement or, incur any Debt other than as expressly permitted by the Transaction Documents.
(c)Independent Director. The Borrower will at all times have at least one (1) “Independent Director” as defined in the Limited Liability Company Agreement of the Borrower (the “Independent Director”).
The Borrower shall (A) give written notice to the Administrative Agent of the election or appointment, or proposed election or appointment, of a new Independent Director of the Borrower, which notice shall be given not later than five (5) Business Days prior to the date such appointment or election would be effective (except when such election or appointment is necessary to fill a vacancy caused by the death, disability, or incapacity of the existing Independent Director, or the failure of such Independent Director to satisfy the criteria for an Independent Director set forth in this clause (c), in which case the Borrower shall provide written notice of such election or appointment within one (1) Business Day) and (B) with any such written notice, certify to the Administrative Agent that the Independent Director satisfies the criteria for an Independent Director set forth in this clause (c).
The Borrower’s Limited Liability Company Agreement shall provide that: (A) the Borrower’s board of directors shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Borrower unless the Independent Director shall approve the taking of such action in writing before the taking of such action and (B) such provision and each other provision requiring an Independent Director cannot be amended without the prior written consent of the Independent Director.
The Independent Director shall not at any time serve as a trustee in bankruptcy for the Borrower, the Parent, the Performance Guarantor, any Originator, the Servicer or any of their respective Affiliates.
(d)Organizational Documents. The Borrower shall maintain its organizational documents in the form as such organizational documents exist as of the date of this Agreement and shall not amend, restate, supplement or otherwise modify such organizational documents without the prior written consent of the Majority Group Agents.

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(e)Conduct of Business. The Borrower shall conduct its affairs strictly in accordance with its organizational documents and observe all necessary, appropriate and customary company formalities, including, but not limited to, holding all regular and special members’ and board of directors’ meetings appropriate to authorize all company action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.
(f)Compensation. Any employee, consultant or agent of the Borrower will be compensated from the Borrower’s funds for services provided to the Borrower, and to the extent that Borrower shares the same officers or other employees as the Servicer (or any other Affiliate thereof), the salaries and expenses relating to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with such common officers and employees. The Borrower will not engage any agents other than its attorneys, auditors and other professionals, and a servicer and any other agent contemplated by the Transaction Documents for the Receivables Pool, which servicer will be fully compensated for its services by payment of the Servicing Fee.
(g)Servicing and Costs. The Borrower will contract with the Servicer to perform for the Borrower all operations required on a daily basis to service the Receivables Pool. The Borrower will not incur any indirect or overhead expenses for items shared with the Servicer (or any other Affiliate thereof) that are not reflected in the Servicing Fee. To the extent, if any, that the Borrower (or any Affiliate thereof) shares items of expenses not reflected in the Servicing Fee, the Borrower (or any Affiliate thereof) shall comply with Section 7.03(o).
(h)Operating Expenses. The Borrower’s operating expenses will not be paid by the Servicer, the Parent, the Performance Guarantor, any Originator or any Affiliate thereof.
(i)Stationary. The Borrower will have its own separate stationary.
(j)Books and Records. The Borrower’s books and records will be maintained separately from those of the Servicer, the Parent, the Performance Guarantor, the Originators and any of their Affiliates and in a manner such that it will not be difficult or costly to segregate, ascertain or otherwise identify the assets and liabilities of the Borrower.
(k)Disclosure of Transactions. All financial statements of the Servicer, the Parent, the Performance Guarantor, the Originators or any Affiliate thereof that are consolidated to include the Borrower will disclose that (i) the Borrower’s sole business consists of the purchase or acceptance through capital contributions of the Receivables and Related Rights from the Originators and the subsequent retransfer of or granting of a security interest in such Receivables and Related Rights to the Administrative Agent pursuant to this Agreement, (ii) the Borrower is a separate legal entity with its own separate creditors who will be entitled, upon its liquidation, to be satisfied out of the Borrower’s assets prior to any assets or value in the Borrower becoming available to the Borrower’s equity holders and (iii) the assets of the Borrower are not available to pay creditors of the Servicer, the Parent, the Performance Guarantor, the Originators or any Affiliate thereof.
(l)Segregation of Assets. The Borrower’s assets will be maintained in a manner that facilitates their identification and segregation from those of the Servicer, the Parent, the Performance Guarantor, the Originators or any Affiliates thereof.
(m)Corporate Formalities. The Borrower will strictly observe limited liability company formalities in its dealings with the Servicer, the Parent, the Performance Guarantor, the

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Originators or any Affiliates thereof, and funds or other assets of the Borrower will not be commingled with those of the Servicer, the Parent, the Performance Guarantor, the Originators or any Affiliates thereof except as permitted by this Agreement in connection with servicing the Pool Receivables. The Borrower shall not maintain joint bank accounts or other depository accounts to which the Servicer, the Parent, the Performance Guarantor, the Originators or any Affiliate thereof (other than the Servicer solely in its capacity as such) has independent access. The Borrower is not named, and has not entered into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of the Servicer, the Parent, the Performance Guarantor, the Originators or any Subsidiaries or other Affiliates thereof. The Borrower will pay to the appropriate Affiliate the marginal increase or, in the absence of such increase, the market amount of its portion of the premium payable with respect to any insurance policy that covers the Borrower and such Affiliate.
(n)Arm’s-Length Relationships. The Borrower will maintain arm’s-length relationships with the Servicer, the Parent, the Performance Guarantor, the Originators and any Affiliates thereof. Any Person that renders or otherwise furnishes services to the Borrower will be compensated by the Borrower at market rates for such services it renders or otherwise furnishes to the Borrower. Neither the Borrower on the one hand, nor the Servicer, the Parent, the Performance Guarantor, any Originator or any Affiliate thereof, on the other hand, will be or will hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business and affairs of the other. The Borrower, the Servicer, the Parent, the Performance Guarantor, the Originators and their respective Affiliates will immediately correct any known misrepresentation with respect to the foregoing, and they will not operate or purport to operate as an integrated single economic unit with respect to each other or in their dealing with any other entity.
(o)Allocation of Overhead. To the extent that Borrower, on the one hand, and the Servicer, the Parent, the Performance Guarantor, any Originator or any Affiliate thereof, on the other hand, have offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and the Borrower shall bear its fair share of such expenses, which may be paid through the Servicing Fee or otherwise.

ARTICLE VIII
ADMINISTRATION AND COLLECTION
OF RECEIVABLES
SECTION 8.01    Appointment of the Servicer.
(a)    The servicing, administering and collection of the Pool Receivables shall be conducted by the Person so designated from time to time as the Servicer in accordance with this Section 8.01. Until the Administrative Agent gives notice to Olin to the extent permitted by this Section 8.01 of the designation of a new Servicer, Olin is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon the occurrence of an Event of Default, the Administrative Agent may (with the consent of the Majority Group Agents) and shall (at the direction of the Majority Group Agents) designate as Servicer any Person (including itself) to succeed Olin or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof.
(b)    Upon the designation of a successor Servicer as set forth in clause (a) above, Olin agrees that it will terminate its activities as Servicer hereunder in a manner that the Administrative Agent reasonably determines will facilitate the transition of the performance of

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such activities to the new Servicer, and Olin shall cooperate with and assist such new Servicer. Such cooperation shall include access to and transfer of records (including all Contracts) related to Pool Receivables and use by the new Servicer of all licenses (or the obtaining of new licenses), hardware or software necessary or reasonably desirable to collect the Pool Receivables and the Related Security.
(c)    Olin acknowledges that, in making its decision to execute and deliver this Agreement, the Administrative Agent and each member in each Group have relied on Olin’s agreement to act as Servicer hereunder. Accordingly, Olin agrees that it will not voluntarily resign as Servicer without the prior written consent of the Administrative Agent and the Majority Group Agents.
(d)    The Servicer may delegate its duties and obligations hereunder to any other Originator or third-party subservicer (each a “Sub-Servicer”); provided, that, in each such delegation: (i) such Sub-Servicer shall agree in writing to perform the delegated duties and obligations of the Servicer pursuant to the terms hereof, (ii) the Servicer shall remain liable for the performance of the duties and obligations so delegated, (iii) the Borrower, the Administrative Agent, each Lender and each Group Agent shall have the right to look solely to the Servicer for performance, (iv) the terms of any agreement with any Sub-Servicer shall provide that the Administrative Agent may terminate such Sub-Servicer upon the termination of the Servicer hereunder by giving notice of such termination to the Servicer (and the Servicer shall provide appropriate notice to each such Sub-Servicer) and (v) if such Sub-Servicer is not an Affiliate of the Parent, the Administrative Agent and the Majority Group Agents shall have consented in writing in advance to such delegation.
SECTION 8.02    Duties of the Servicer.
(a)    The Servicer shall take or cause to be taken all such action as may be necessary or reasonably advisable to service, administer and collect each Pool Receivable from time to time, all in accordance with this Agreement and all Applicable Laws, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Servicer shall set aside, for the accounts of each Group, the amount of Collections to which each such Group is entitled in accordance with Article III hereof. The Servicer may, in accordance with the Credit and Collection Policy, take such action, including modifications, waivers or restructurings of Pool Receivables and related Contracts, as the Servicer may reasonably determine to be appropriate to maximize Collections thereof or reflect adjustments expressly permitted under the Credit and Collection Policy or as expressly required under Applicable Laws or the applicable Contract; provided, that for purposes of this Agreement: (i) such action shall not, and shall not be deemed to, change the number of days such Pool Receivable has remained unpaid from the date of the original due date related to such Pool Receivable, (ii) such action shall not alter the status of such Pool Receivable as a Delinquent Receivable or a Defaulted Receivable or limit the rights of any Secured Party under this Agreement or any other Transaction Document and (iii) if an Event of Default has occurred and is continuing, the Servicer may take such action only upon the prior written consent of the Administrative Agent. The Borrower shall deliver to the Servicer and the Servicer shall hold for the benefit of the Administrative Agent (individually and for the benefit of each Group), in accordance with their respective interests, all records and documents (including computer tapes or disks) with respect to each Pool Receivable. Notwithstanding anything to the contrary contained herein, if an Event of Default has occurred and is continuing, the Administrative Agent may direct the Servicer to commence or settle any legal action to enforce collection of any Pool Receivable that is a Defaulted Receivable or to foreclose upon or repossess any Related Security with respect to any such Defaulted Receivable.
(b)    The Servicer shall, as soon as practicable following actual receipt of collected funds, turn over to the Borrower the collections of any indebtedness that is a Pool

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Receivable, less, if Olin or an Affiliate thereof is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering such collections. The Servicer, if other than Olin or an Affiliate thereof, shall, as soon as practicable upon demand, deliver to the Borrower copies of all records in its possession that evidence or relate to any indebtedness that is a Pool Receivable.
(c)    The Servicer’s obligations hereunder shall terminate on the Final Payout Date. Promptly following the Final Payout Date, the Servicer shall deliver to the Borrower all books, records and related materials that the Borrower previously provided to the Servicer, or that have been obtained by the Servicer, in connection with this Agreement.
SECTION 8.03    Collection Account Arrangements. The Borrower shall enter into Account Control Agreements with all of the Collection Account Banks and deliver executed counterparts of each to the Administrative Agent pursuant to the terms and timeframe set forth in Section 7.01(y). Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may (with the consent of the Majority Group Agents) and shall (upon the direction of the Majority Group Agents) at any time thereafter give notice to each Collection Account Bank that the Administrative Agent is exercising its rights under the Account Control Agreements to do any or all of the following: (a) to have the exclusive ownership and control of the Collection Accounts transferred to the Administrative Agent (for the benefit of the Secured Parties) and to exercise exclusive dominion and control over the funds deposited therein, (b) to have the proceeds that are sent to the respective Collection Accounts redirected pursuant to the Administrative Agent’s instructions rather than deposited in the applicable Collection Account and (c) to take any or all other actions permitted under the applicable Account Control Agreement. The Borrower hereby agrees that if the Administrative Agent at any time takes any action set forth in the preceding sentence, the Administrative Agent shall have exclusive control (for the benefit of the Secured Parties) of the proceeds (including Collections) of all Pool Receivables and the Borrower hereby further agrees to take any other action that the Administrative Agent may reasonably request to transfer such control. Any proceeds of Pool Receivables received by the Borrower or the Servicer thereafter shall be sent immediately to, or as otherwise instructed by, the Administrative Agent.

SECTION 8.04    Enforcement Rights.
(a)At any time following the occurrence and during the continuation of an Event of Default:
(i)    the Administrative Agent (at the Borrower’s expense) may direct the Obligors that payment of all amounts payable under any Pool Receivable is to be made directly to the Administrative Agent or its designee;
(ii)    the Administrative Agent may instruct the Borrower or the Servicer to give notice of the Secured Parties’ interest in Pool Receivables to each Obligor, which notice shall direct that payments be made directly to the Administrative Agent or its designee (on behalf of the Secured Parties), and the Borrower or the Servicer, as the case may be, shall give such notice at the expense of the Borrower or the Servicer, as the case may be; provided, that if the Borrower or the Servicer, as the case may be, fails to so notify each Obligor within two (2) Business Days following instruction by the Administrative Agent, the Administrative Agent (at the Borrower’s or the Servicer’s, as the case may be, expense) may so notify the Obligors;
(iii)    the Administrative Agent may request the Servicer to, and upon such request the Servicer shall: (A) assemble all of the records necessary or desirable to

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collect the Pool Receivables and the Related Security, and transfer or license to a successor Servicer the use of all software necessary or desirable to collect the Pool Receivables and the Related Security, and make the same available to the Administrative Agent or its designee (for the benefit of the Secured Parties) at a place selected by the Administrative Agent and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner reasonably acceptable to the Administrative Agent and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrative Agent or its designee;
(iv)    notify the Collection Account Banks that the Borrower any applicable Affiliate of the Borrower set forth on Schedule II and the Servicer will no longer have any access to the Collection Accounts;
(v)    the Administrative Agent may (or, at the direction of the Majority Group Agents shall) replace the Person then acting as Servicer; and
(vi)    the Administrative Agent may collect any amounts due from an Originator under the applicable Purchase and Sale Agreement or the Performance Guarantor under the Performance Guaranty.
(b)    The Borrower hereby authorizes the Administrative Agent (on behalf of the Secured Parties), and irrevocably appoints the Administrative Agent as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Borrower, which appointment is coupled with an interest, to take any and all steps in the name of the Borrower and on behalf of the Borrower necessary or desirable, in the reasonable determination of the Administrative Agent, after the occurrence and during the continuation of an Event of Default, to collect any and all amounts or portions thereof due under any and all Collateral, including endorsing the name of the Borrower on checks and other instruments representing Collections and enforcing such Collateral. Notwithstanding anything to the contrary contained in this subsection, none of the powers conferred upon such attorney-in-fact pursuant to the preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.
(c)    The Servicer hereby authorizes the Administrative Agent (on behalf of the Secured Parties), and irrevocably appoints the Administrative Agent as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Servicer, which appointment is coupled with an interest, to take any and all steps in the name of the Servicer and on behalf of the Servicer necessary or desirable, in the reasonable determination of the Administrative Agent, after the occurrence and during the continuation of an Event of Default, to collect any and all amounts or portions thereof due under any and all Collateral, including endorsing the name of the Servicer on checks and other instruments representing Collections and enforcing such Collateral. Notwithstanding anything to the contrary contained in this subsection, none of the powers conferred upon such attorney-in-fact pursuant to the preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.
SECTION 8.05    Responsibilities of the Borrower. Anything herein to the contrary notwithstanding, the Borrower shall perform all of its obligations, if any, under the Contracts related to the Pool Receivables to the same extent as if interests in such Pool Receivables had not been pledged hereunder, and the exercise by the Administrative Agent, or any other Credit Party of their respective rights hereunder shall not relieve the Borrower from such obligations. None

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of the Credit Parties shall have any obligation or liability with respect to any Collateral, nor shall any of them be obligated to perform any of the obligations of the Borrower, the Servicer or any Originator thereunder.
SECTION 8.06    Data Processing Services. Olin hereby irrevocably agrees that if at any time it shall cease to be the Servicer hereunder, it shall act (if the then-current Servicer so requests) as the data-processing agent of the Servicer and, in such capacity, Olin shall conduct the data-processing functions of the administration of the Receivables and the Collections thereon in substantially the same way that Olin conducted such data-processing functions while it acted as the Servicer. In connection with any such processing functions, the Borrower shall pay to Olin its reasonable out-of-pocket costs and expenses from the Borrower’s own funds (subject to the priority of payments set forth in Section 3.01).
SECTION 8.07    Servicing Fee.
Subject to clause (b) below, the Borrower shall pay the Servicer a fee (the “Servicing Fee”) equal to 1.00% per annum (the “Servicing Fee Rate”) of the daily average aggregate Outstanding Balance of the Pool Receivables. Accrued Servicing Fees shall be payable from Collections to the extent of available funds in accordance with Section 3.01.
If the Servicer ceases to be Olin or an Affiliate thereof, the Servicing Fee shall be the greater of: (i) the amount calculated pursuant to clause (a) above and (ii) an alternative amount specified by the successor Servicer not to exceed 110% of the aggregate reasonable costs and expenses incurred by such successor Servicer in connection with the performance of its obligations as Servicer hereunder.
ARTICLE IX

EVENTS OF DEFAULT
SECTION 9.01    Events of Default. If any of the following events (each an “Event of Default”) shall occur:
(a)    (i) the Borrower, any Originator, the Performance Guarantor or the Servicer shall fail to perform or observe any term, covenant or agreement under this Agreement or any other Transaction Document (other than any such failure which would constitute an Event of Default under clause (ii), (iii) or (iv) of this paragraph (a)), and such failure, to the extent capable of cure, shall continue unremedied for ten (10) Business Days after (x) written notice thereof shall have been given to the Borrower, the applicable Originator, the Performance Guarantor or the Servicer by the Administrative Agent or (y) a Financial Officer of such party otherwise becomes aware of such failure (whichever is earlier), (ii) the Borrower, any Originator, the Performance Guarantor or the Servicer shall fail to make when due (x) any payment or deposit to be made by it under this Agreement or any other Transaction Document and such failure shall continue unremedied for two (2) Business Days (unless such failure is related to the Event of Default set forth in Section 9(h)), (iii) Olin shall resign as Servicer, and no successor Servicer reasonably satisfactory to the Administrative Agent shall have been appointed or (iv) the Borrower, any Originator, the Performance Guarantor or the Servicer shall fail to observe the covenants set forth in Sections 7.01(u), 7.01(y), 7.02(n), 7.02(p) or 7.02(q), as applicable;
(b)    any representation or warranty made or deemed made by the Borrower, any Originator, the Performance Guarantor or the Servicer (or any of their respective officers) under or in connection with this Agreement or any other Transaction Document or any information or report delivered by the Borrower, any Originator, the Performance Guarantor or the Servicer pursuant to this Agreement or any other Transaction Document, shall prove to have

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been incorrect or untrue in any material respect when made or deemed made or delivered; provided, that upon the knowledge of the Borrower, any Originator, the Performance Guarantor or the Servicer of a breach of a representation or warranty that gives rise to an obligation under Section 3.01(d), the Borrower or the Servicer (at the Borrower’s direction) shall immediately pay such Deemed Collections to a Collection Account (or as otherwise directed by the Administrative Agent at such time) and, to the extent such payment is immediately made, such breach shall not constitute an Event of Default;
(c)    the Borrower or the Servicer shall fail to deliver an Information Package or Interim Report pursuant to this Agreement, and such failure shall remain unremedied for two (2) Business Days;
(d)    this Agreement or any security interest granted pursuant to this Agreement or any other Transaction Document shall for any reason cease to create, or for any reason cease to be, a valid and enforceable first priority perfected security interest in favor of the Administrative Agent with respect to the Collateral, free and clear of any Adverse Claim;
(e)    the Borrower, any Originator, the Performance Guarantor or the Servicer shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any Insolvency Proceeding shall be instituted by or against the Borrower, any Originator, the Performance Guarantor or the Servicer and, in the case of any such proceeding instituted against such Person (but not instituted by such Person), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) consecutive days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower, any Originator, the Performance Guarantor or the Servicer shall take any corporate or organizational action to authorize any of the actions set forth above in this paragraph;
(f)    (i) the average for three (3) consecutive Fiscal Months of: (A) the Default Ratio shall exceed two percent (2.00%), (B) the Delinquency Ratio shall exceed six and one quarter percent (6.25%) or (C) the Dilution Ratio shall exceed four and three quarters percent (4.75%) or (ii) the Days’ Sales Outstanding shall exceed sixty (60) days;
(g)    a Change in Control shall occur;
(h)    a Borrowing Base Deficit shall occur, and shall not have been cured within two (2) Business Days;
(i)    (i) the Borrower shall fail to pay any principal of or premium or interest on any of its Debt when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; (ii) any Originator, the Performance Guarantor or the Servicer or any of their respective Subsidiaries shall fail to pay any principal of or any premium or interest on any Debt, which is outstanding in a principal amount of at least $50,000,000 in the aggregate (but excluding Debt outstanding hereunder) of such Originator, the Performance Guarantor or the Servicer or any of their respective Subsidiaries (as the case may be) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; (iii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt (as referred to in clause (i) or (ii) of this paragraph) and shall continue after the applicable grace period, if any, specified in such

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agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Debt (as referred to in clause (i) or (ii) of this paragraph), or (iv) any such Debt (as referred to in clause (i) or (ii) of this paragraph) shall, for any reason, be accelerated (it being understood that a mandatory prepayment on the sale of any asset shall be deemed not to be an acceleration of such Debt);
(j)    the Performance Guarantor shall fail to perform any payment obligation required to be performed under the Performance Guaranty, and such failure shall continue unremedied for two (2) Business Days, or the Performance Guarantor shall fail to perform any of its other obligations under the Performance Guaranty, and such failure, to the extent capable of cure, shall continue unremedied for ten (10) Business Days after (x) written notice thereof shall have been given to the Performance Guarantor by the Administrative Agent or (y) a Financial Officer of the Performance Guarantor otherwise becomes aware of such failure (whichever is earlier);
(k)    the Borrower shall fail (x) at any time (other than for ten (10) Business Days following notice of the death or resignation of any Independent Director) to have an Independent Director who satisfies each requirement and qualification of an Independent Director set forth in the Borrower's Limited Liability Company Agreement, on the Borrower’s board of directors or (y) to timely notify the Administrative Agent of any replacement or appointment of any director that is to serve as an Independent Director on the Borrower’s board of directors as required pursuant to Section 7.03(c) of this Agreement;
(l)    either (i) the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Code with regard to any assets of the Borrower, any Originator or the Parent and such lien or any other lien filed thereunder shall not have been released within five (5) Business Days or (ii) the PBGC shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Borrower, the Servicer, any Originator or the Parent and such lien or any other lien filed thereunder shall not have been released within five (5) Business Days;
(m)    (i) the occurrence of a Reportable Event; (ii) the adoption of an amendment to a Pension Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code; (iii) the existence with respect to any Multiemployer Plan of an “accumulated funding deficiency” (as defined in Section 431 of the Code or Section 304 of ERISA), whether or not waived; (iv) the failure to satisfy the minimum funding standard under Section 412 of the Code with respect to any Pension Plan; (v) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Pension Plan or the withdrawal or partial withdrawal of any of the Borrower, any Originator, the Servicer, the Parent or any of their respective ERISA Affiliates from any Multiemployer Plan; (vi) the receipt by any of the Borrower, any Originator, the Servicer, the Parent or any of their respective ERISA Affiliates from the PBGC or any plan administrator of any notice relating to the intention to terminate any Pension Plan or Multiemployer Plan or to appoint a trustee to administer any Pension Plan or Multiemployer Plan; (vii) the receipt by the Borrower, any Originator, the Servicer, the Parent or any of their respective ERISA Affiliates of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (viii) the occurrence of a prohibited transaction with respect to any of the Borrower, any Originator, the Servicer, the Parent or any of their respective ERISA Affiliates (pursuant to Section 4975 of the Code); or (ix) the occurrence or existence of any other similar event or condition with respect to a Pension Plan or a Multiemployer Plan, with respect to each of clause (i) through (ix), either individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect;

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(n)    a Material Adverse Effect shall occur with respect to the Borrower, any Originator, the Performance Guarantor or the Servicer;
(o)    a Purchase and Sale Termination Event shall occur under either Purchase and Sale Agreement;
(p)    the Borrower shall be required to register as an “investment company” within the meaning of the Investment Company Act;
(q)    any material provision of this Agreement or any other Transaction Document shall cease to be in full force and effect or any of the Borrower, any Originator, the Performance Guarantor or the Servicer (or any of their respective Affiliates) shall so state in writing; or
(r)    one or more judgments or decrees in excess of (x) solely with respect to the Borrower, twelve thousand five hundred dollars ($12,500) and (y) with respect to any Originator, the Performance Guarantor or the Servicer and any Affiliate of any of the foregoing, fifty million dollars ($50,000,000) shall be entered, as applicable, against the Borrower, any Originator, the Performance Guarantor or the Servicer, or any Affiliate of any of the foregoing involving in the aggregate a liability (not paid or to the extent not covered by a reputable and solvent insurance company) and either (i) enforcement proceedings for such judgments or decrees shall have been commenced by any creditor upon such judgment or decree and, within sixty (60) days of the commencement of such proceedings, such judgment or decree shall not have been satisfied or (subject to clause (ii) below) shall have been stayed or (ii) there shall be any period of sixty (60) consecutive days during which a stay of enforcement of such judgment or decree, by reason of a pending appeal or otherwise, shall not be in effect;
then, and in any such event, the Administrative Agent may (or, at the direction of the Majority Group Agents shall) by notice to the Borrower (x) declare the Termination Date to have occurred (in which case the Termination Date shall be deemed to have occurred), (y) declare the Final Maturity Date to have occurred (in which case the Final Maturity Date shall be deemed to have occurred) and (z) declare the Aggregate Capital and all other Borrower Obligations to be immediately due and payable (in which case the Aggregate Capital and all other Borrower Obligations shall be immediately due and payable); provided that, automatically upon the occurrence of any event (without any requirement for the giving of notice) described in subsection (e) of this Section 9.01, the Termination Date shall occur and the Aggregate Capital and all other Borrower Obligations shall be immediately due and payable. Upon any such declaration or designation or upon such automatic termination, the Administrative Agent and the other Secured Parties shall have, in addition to the rights and remedies which they may have under this Agreement and the other Transaction Documents, all other rights and remedies provided after default under the UCC and under other Applicable Law, which rights and remedies shall be cumulative. Any proceeds from liquidation of the Collateral shall be applied in the order of priority set forth in Section 3.01.

ARTICLE X
THE ADMINISTRATIVE AGENT
SECTION 10.01    Authorization and Action. Each Credit Party hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction

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Document, or otherwise exist, against the Administrative Agent. The Administrative Agent does not assume, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with, the Borrower or any Affiliate thereof or any Credit Party except for any obligations expressly set forth herein. Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall the Administrative Agent ever be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to any provision of any Transaction Document or Applicable Law.
SECTION 10.02    Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement (including, without limitation, the Administrative Agent’s servicing, administering or collecting Pool Receivables in the event it replaces the Servicer in such capacity pursuant to Section 8.01(a)), in the absence of its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Administrative Agent: (a) may consult with legal counsel (including counsel for any Credit Party or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Credit Party (whether written or oral) and shall not be responsible to any Credit Party for any statements, warranties or representations (whether written or oral) made by any other party in or in connection with this Agreement; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of any Credit Party or to inspect the property (including the books and records) of any Credit Party; (d) shall not be responsible to any Credit Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (e) shall be entitled to rely, and shall be fully protected in so relying, upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties.
SECTION 10.03    Administrative Agent and Affiliates. With respect to any Credit Extension or interests therein owned by any Credit Party that is also the Administrative Agent, such Credit Party shall have the same rights and powers under this Agreement as any other Credit Party and may exercise the same as though it were not the Administrative Agent. The Administrative Agent and any of its Affiliates may generally engage in any kind of business with the Borrower or any Affiliate thereof and any Person who may do business with or own securities of the Borrower or any Affiliate thereof, all as if the Administrative Agent were not the Administrative Agent hereunder and without any duty to account therefor to any other Secured Party.
SECTION 10.04    Indemnification of Administrative Agent. Each Committed Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower or any Affiliate thereof), ratably according to the respective Percentage of such Committed Lender, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent, in its capacity as Administrative Agent and not as a Lender, in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by the Administrative Agent under this Agreement or any other Transaction Document; provided that no Committed Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct.

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SECTION 10.05    Delegation of Duties. The Administrative Agent may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
SECTION 10.06    Action or Inaction by Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take action under any Transaction Document unless it shall first receive such advice or concurrence of the Group Agents or the Majority Group Agents, as the case may be, and assurance of its indemnification by the Committed Lenders, as it deems appropriate. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or at the direction of the Group Agents or the Majority Group Agents, as the case may be, and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon all Credit Parties. The Credit Parties and the Administrative Agent agree that unless any action to be taken by the Administrative Agent under a Transaction Document (i) specifically requires the advice or concurrence of all Group Agents or (ii) may be taken by the Administrative Agent alone or without any advice or concurrence of any Group Agent, then the Administrative Agent may take action based upon the advice or concurrence of the Majority Group Agents.
SECTION 10.07    Notice of Events of Default; Action by Administrative Agent. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Unmatured Event of Default or Event of Default unless the Administrative Agent has received notice from any Credit Party or the Borrower stating that an Unmatured Event of Default or Event of Default has occurred hereunder and describing such Unmatured Event of Default or Event of Default. If the Administrative Agent receives such a notice, it shall promptly give notice thereof to each Group Agent, whereupon each Group Agent shall promptly give notice thereof to its respective Conduit Lender(s) and Related Committed Lender(s). The Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, concerning an Unmatured Event of Default or Event of Default or any other matter hereunder as the Administrative Agent deems advisable and in the best interests of the Secured Parties.
SECTION 10.08    Non-Reliance on Administrative Agent and Other Parties. Each Credit Party expressly acknowledges that neither the Administrative Agent nor any of its directors, officers, agents or employees has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each Credit Party represents and warrants to the Administrative Agent that, independently and without reliance upon the Administrative Agent or any other Credit Party and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower, each Originator, the Performance Guarantor or the Servicer and the Pool Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items expressly required to be delivered under any Transaction Document by the Administrative Agent to any Credit Party, the Administrative Agent shall not have any duty or responsibility to provide any Credit Party with any information concerning the Borrower, any Originator, the Performance Guarantor or the Servicer that comes into the possession of the Administrative Agent or any of its directors, officers, agents, employees, attorneys-in-fact or Affiliates.
SECTION 10.09    Successor Administrative Agent.

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(a)    The Administrative Agent may, upon at least thirty (30) days’ notice to the Borrower, the Servicer and each Group Agent, resign as Administrative Agent. Except as provided below, such resignation shall not become effective until a successor Administrative Agent is appointed by the Majority Group Agents and, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, approved by the Borrower, as a successor Administrative Agent and has accepted such appointment. If no successor Administrative Agent shall have been so appointed by the Majority Group Agents, within thirty (30) days after the departing Administrative Agent’s giving of notice of resignation and, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, upon the approval of the Borrower, the departing Administrative Agent may, on behalf of the Secured Parties, appoint a successor Administrative Agent as successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Group Agents within sixty (60) days after the departing Administrative Agent’s giving of notice of resignation, the departing Administrative Agent may, on behalf of the Secured Parties, petition a court of competent jurisdiction to appoint a successor Administrative Agent.
(b)    Upon such acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights and duties of the resigning Administrative Agent, and the resigning Administrative Agent shall be discharged from its duties and obligations under the Transaction Documents. After any resigning Administrative Agent’s resignation hereunder, the provisions of this Article X and Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent.
SECTION 10.10    Structuring Agent. Each of the parties hereto hereby acknowledges and agrees that the Structuring Agent shall not have any right, power, obligation, liability, responsibility or duty under this Agreement, other than the Structuring Agent’s right to receive fees pursuant to Section 2.03 and expenses (if any) pursuant to Section 13.04. Each Credit Party acknowledges that it has not relied, and will not rely, on the Structuring Agent in deciding to enter into this Agreement and to take, or omit to take, any action under any Transaction Document.
Erroneous Payments.
(a)    Servicing and Costs. If the Administrative Agent notifies a Lender or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent

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in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)    Without limiting immediately preceding clause (a), each Lender or any Person who has received funds on behalf of a Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:
(i)    (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)    (such Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 10.11(b).
(c)    Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Lender from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.
(d)    In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance Agreement with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender,

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as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender under the Transaction Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”).
(e)    The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Borrower Obligations, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making a payment to satisfy such Borrower Obligations and is not otherwise repaid or returned to the Borrower by the Administrative Agent, any Lender or any of their respective Affiliates, whether pursuant to a legal proceeding or otherwise.
(f)    To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(g)    Each party’s obligations, agreements and waivers under this Section 10.11 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Borrower Obligations (or any portion thereof) under any Transaction Document.

ARTICLE XI
THE GROUP AGENTS
SECTION 11.01    Authorization and Action. Each Credit Party that belongs to a Group hereby appoints and authorizes the Group Agent for such Group to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Group Agent by the terms hereof, together with such powers as are reasonably incidental thereto. No Group Agent shall have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against any Group Agent. No Group Agent assumes, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with the Borrower or any Affiliate thereof, any Lender except for any obligations expressly set forth herein. Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall any Group Agent ever be required to take any action which exposes such Group

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Agent to personal liability or which is contrary to any provision of any Transaction Document or Applicable Law.
SECTION 11.02    Group Agent’s Reliance, Etc. No Group Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as a Group Agent under or in connection with this Agreement or any other Transaction Documents in the absence of its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, a Group Agent: (a) may consult with legal counsel (including counsel for the Administrative Agent, the Borrower or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Credit Party (whether written or oral) and shall not be responsible to any Credit Party for any statements, warranties or representations (whether written or oral) made by any other party in or in connection with this Agreement or any other Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of the Borrower or any Affiliate thereof or any other Person or to inspect the property (including the books and records) of the Borrower or any Affiliate thereof; (d) shall not be responsible to any Credit Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Transaction Documents or any other instrument or document furnished pursuant hereto; and (e) shall be entitled to rely, and shall be fully protected in so relying, upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties.
SECTION 11.03    Group Agent and Affiliates. With respect to any Credit Extension or interests therein owned by any Credit Party that is also a Group Agent, such Credit Party shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not a Group Agent. A Group Agent and any of its Affiliates may generally engage in any kind of business with the Borrower or any Affiliate thereof and any Person who may do business with or own securities of the Borrower or any Affiliate thereof or any of their respective Affiliates, all as if such Group Agent were not a Group Agent hereunder and without any duty to account therefor to any other Secured Party.
SECTION 11.04    Indemnification of Group Agents. Each Committed Lender in any Group agrees to indemnify the Group Agent for such Group (to the extent not reimbursed by the Borrower or any Affiliate thereof), ratably according to the proportion of the Percentage of such Committed Lender to the aggregate Percentages of all Committed Lenders in such Group, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Group Agent in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by such Group Agent under this Agreement or any other Transaction Document; provided that no Committed Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Group Agent’s gross negligence or willful misconduct.
SECTION 11.05    Delegation of Duties. Each Group Agent may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Group Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

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SECTION 11.06    Notice of Events of Default. No Group Agent shall be deemed to have knowledge or notice of the occurrence of any Unmatured Event of Default or Event of Default unless such Group Agent has received notice from the Administrative Agent, any other Group Agent, any other Credit Party, the Servicer or the Borrower stating that an Unmatured Event of Default or Event of Default has occurred hereunder and describing such Unmatured Event of Default or Event of Default. If a Group Agent receives such a notice, it shall promptly give notice thereof to the Credit Parties in its Group and to the Administrative Agent (but only if such notice received by such Group Agent was not sent by the Administrative Agent). A Group Agent may take such action concerning an Unmatured Event of Default or Event of Default as may be directed by Committed Lenders in its Group representing a majority of the Commitments in such Group (subject to the other provisions of this Article XI), but until such Group Agent receives such directions, such Group Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as such Group Agent deems advisable and in the best interests of the Conduit Lenders and Committed Lenders in its Group.
SECTION 11.07    Non-Reliance on Group Agent and Other Parties. Each Credit Party expressly acknowledges that neither the Group Agent for its Group nor any of such Group Agent’s directors, officers, agents or employees has made any representations or warranties to it and that no act by such Group Agent hereafter taken, including any review of the affairs of the Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by such Group Agent. Each Credit Party represents and warrants to the Group Agent for its Group that, independently and without reliance upon such Group Agent, any other Group Agent, the Administrative Agent or any other Credit Party and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower or any Affiliate thereof and the Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items expressly required to be delivered under any Transaction Document by a Group Agent to any Credit Party in its Group, no Group Agent shall have any duty or responsibility to provide any Credit Party in its Group with any information concerning the Borrower or any Affiliate thereof that comes into the possession of such Group Agent or any of its directors, officers, agents, employees, attorneys-in-fact or Affiliates.
SECTION 11.08    Successor Group Agent. Any Group Agent may, upon at least thirty (30) days’ notice to the Administrative Agent, the Borrower, the Servicer and the Credit Parties in its Group, resign as Group Agent for its Group. Such resignation shall not become effective until a successor Group Agent is appointed by the Lender(s) in such Group and, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, approved by the Borrower. Upon such acceptance of its appointment as Group Agent for such Group hereunder by a successor Group Agent, such successor Group Agent shall succeed to and become vested with all the rights and duties of the resigning Group Agent, and the resigning Group Agent shall be discharged from its duties and obligations under the Transaction Documents. After any resigning Group Agent’s resignation hereunder, the provisions of this Article XI and Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Group Agent.
SECTION 11.09    Reliance on Group Agent. Unless otherwise advised in writing by a Group Agent or by any Credit Party in such Group Agent’s Group, each party to this Agreement may assume that (i) such Group Agent is acting for the benefit and on behalf of each of the Credit Parties in its Group, as well as for the benefit of each assignee or other transferee from any such Person and (ii) each action taken by such Group Agent has been duly authorized and approved by all necessary action on the part of the Credit Parties in its Group.

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ARTICLE XII
INDEMNIFICATION
SECTION 12.01    Indemnities by the Borrower.
(a)    Without limiting any other rights that the Administrative Agent, the Credit Parties, the Affected Persons and their respective assigns, officers, directors, agents and employees (each, a “Borrower Indemnified Party”) may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify each Borrower Indemnified Party from and against any and all claims, losses and liabilities (including Attorney Costs) (all of the foregoing being collectively referred to as “Borrower Indemnified Amounts”) arising out of or resulting from this Agreement or any other Transaction Document or the use of proceeds of the Credit Extensions or the security interest in respect of any Pool Receivable or any other Collateral. Subject to the provisions of this Section 12.01, including the exclusions and qualifications set forth herein, the Borrower shall pay on demand (it being understood that if any portion of such payment obligation is made from Collections, such payment will be made at the time and in the order of priority set forth in Section 3.01), to each Borrower Indemnified Party any and all amounts necessary to indemnify such Borrower Indemnified Party from and against any and all Borrower Indemnified Amounts relating to or resulting from any of the following:
(i)    any Pool Receivable which the Borrower or the Servicer includes as an Eligible Receivable as part of the Net Receivables Pool Balance but which is not an Eligible Receivable at such time;
(ii)    any representation, warranty or statement made or deemed made by the Borrower (or any of its respective officers) under or in connection with this Agreement, any of the other Transaction Documents, any Information Package, Interim Report or any other information or report delivered by or on behalf of the Borrower pursuant hereto which shall have been untrue or incorrect when made or deemed made;
(iii)    the failure by the Borrower to comply with any Applicable Law with respect to any Pool Receivable or the related Contract; or the failure of any Pool Receivable or the related Contract to conform to any such Applicable Law;
(iv)    the failure to vest in the Administrative Agent a first priority perfected security interest in all or any portion of the Collateral, in each case free and clear of any Adverse Claim; provided, that, with respect to any Borrower Indemnified Amounts arising as a result of an Adverse Claim related to the Affected Filings prior to Borrower’s (or Servicer’s on Borrower’s behalf) compliance with the covenants set forth in Section 7.01(y), the definition of Adverse Claim shall be deemed to exclude the last clause of the definition of Adverse Claim;
(v)    the failure to have filed, or any delay in filing, financing statements, financing statement amendments, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Laws with respect to any Pool Receivable and the other Collateral and Collections in respect thereof, whether at the time of any Credit Extension or at any subsequent time;
(vi)    any dispute, claim or defense of an Obligor (not arising from the bankruptcy or insolvency, lack of creditworthiness or other financial default or inability to pay of the related Obligor) to the payment of any Pool Receivable (including, without limitation, a defense based on such Pool Receivable or the related Contract not being a

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legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from or relating to collection activities with respect to such Pool Receivable;
(vii)    any failure of the Borrower to perform any of its duties or obligations in accordance with the provisions hereof and of each other Transaction Document related to Pool Receivables or to timely and fully comply with the Credit and Collection Policy in regard to each Pool Receivable;
(vii)    any products liability, environmental or other claim arising out of or in connection with any Pool Receivable or other merchandise, goods or services which are the subject of or related to any Pool Receivable;
(viii)    the commingling of Collections of Pool Receivables at any time with other funds;
(ix)    any investigation, litigation or proceeding (actual or threatened) related to this Agreement or any other Transaction Document or the use of proceeds of any Credit Extensions or in respect of any Pool Receivable or other Collateral or any related Contract;
(x)    any failure of the Borrower to comply with its covenants, obligations and agreements contained in this Agreement or any other Transaction Document;
(xi)    any offset, setoff, adjustment, or other non-cash reduction of any Pool Receivable (including Deemed Collections) not arising from the bankruptcy or insolvency, lack of creditworthiness or other financial default or inability to pay of the related Obligor;
(xii)    any claim brought by any Person other than a Borrower Indemnified Party arising from any activity by the Borrower or any Affiliate of the Borrower in servicing, administering or collecting any Pool Receivable;
(xiii)    any failure of a Collection Account Bank to comply with the terms of the applicable Account Control Agreement, the termination by a Collection Account Bank prior to the appointment of a successor collection account bank or any amounts payable by the Administrative Agent to a Collection Account Bank under any Account Control Agreement;
(xiv)    any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Pool Receivable (including, without limitation, a defense based on such Pool Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of goods or the rendering of services related to such Pool Receivable or the furnishing or failure to furnish any such goods or services or other similar claim or defense not arising from the financial inability of any Obligor to pay undisputed indebtedness;
(xv)    any action taken by the Administrative Agent as attorney-in-fact for the Borrower, any Originator or the Servicer pursuant to this Agreement or any other Transaction Document;
(xvii)    the use of proceeds of any Credit Extension;

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(xviii)    any reduction in Capital as a result of the distribution of Collections if all or a portion of such distributions shall thereafter be rescinded or otherwise must be returned for any reason; or
(xix)    any failure by any Originator to provide an Obligor with an invoice evidencing indebtedness related to a Pool Receivable.
(b)    Notwithstanding anything to the contrary in this Agreement, solely for purposes of the Borrower’s indemnification obligations in clauses (ii), (iii), (vii) and (xi) of this Article XII, any representation, warranty or covenant qualified by the occurrence or non-occurrence of a Material Adverse Effect or similar concepts of materiality shall be deemed to be not so qualified.
(c)    The indemnities in Section 12.01(a) shall not apply to any claims for indemnification of any Borrower Indemnified Party to the extent such claims (i) are found in a final and non-appealable judgment of a court of competent jurisdiction to have resulted from the willful misconduct, bad faith or gross negligence of such Borrower Indemnified Party, (ii) result from a claim brought by the Borrower, any Originator, the Servicer or the Performance Guarantor, or any of their respective Subsidiaries, against such Borrower Indemnified Party for material breach of such Borrower Indemnified Party’s obligations under this Agreement if the Borrower, such Originator, the Servicer, the Performance Guarantor or such Subsidiary has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction, (iii) result from a proceeding that does not involve an act or omission by the Borrower, any Originator, the Servicer, the Performance Guarantor or any of their respective Subsidiaries and that is brought by a Borrower Indemnified Party against any other Borrower Indemnified Party (other than Borrower Indemnified Amounts against any agent in its capacity or in fulfilling its roles as an agent hereunder or any similar role with respect to this Agreement or any Commitments), (iv) are for Borrower Indemnified Amounts to the extent the same includes losses in respect of Pool Receivables that are uncollectible on account of the bankruptcy or insolvency, lack of creditworthiness or other financial default or inability to pay of the related Obligor or (v) are for Taxes (which are covered by Section 4.03). In the case of an investigation, litigation or other proceeding to which the indemnity in Section 12.01(a) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, the Servicer, the Performance Guarantor, or any of their respective Subsidiaries, directors, equityholders or creditors or a Borrower Indemnified Party or any other Person, whether or not any Borrower Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated.
(d)    If for any reason the foregoing indemnification is unavailable to any Borrower Indemnified Party or insufficient to hold it harmless, then the Borrower shall contribute to such Borrower Indemnified Party the amount paid or payable by such Borrower Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of the Borrower and its Affiliates on the one hand and such Borrower Indemnified Party on the other hand in the matters contemplated by this Agreement as well as the relative fault of the Borrower and its Affiliates and such Borrower Indemnified Party with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Borrower under this Section shall be in addition to any liability which the Borrower may otherwise have, shall extend upon the same terms and conditions to each Borrower Indemnified Party, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Borrower and the Borrower Indemnified Parties.
(e)    Any indemnification or contribution under this Section shall survive the termination of this Agreement.

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SECTION 12.02    Indemnification by the Servicer. The Servicer hereby agrees to indemnify and hold harmless the Borrower, the Administrative Agent, the Credit Parties, the Affected Persons and their respective assigns, officers, directors, agents and employees (each, a “Servicer Indemnified Party”), from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Servicer pursuant to this Agreement or any other Transaction Document, including any judgment, award, settlement, Attorney Costs and other reasonable and documented costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim (all of the foregoing being collectively referred to as, “Servicer Indemnified Amounts”). Subject to the provisions of this Section 12.02, including the exclusions and qualifications set forth herein, the Servicer shall pay on demand, to each Servicer Indemnified Party any and all amounts necessary to indemnify such Servicer Indemnified Party from and against any and all Servicer Indemnified Amounts relating to or resulting from any of the following:
(i)    any representation, warranty or statement made or deemed made by the Servicer (or any of its respective officers) under or in connection with this Agreement, any of the other Transaction Documents, any Information Package, Interim Report or any other information or report delivered by or on behalf of the Servicer pursuant hereto which shall have been untrue or incorrect when made or deemed made;
(ii)    the failure by the Servicer to comply with any Applicable Law with respect to any Pool Receivable or the related Contract; or the failure of any Pool Receivable or the related Contract to conform to any such Applicable Law;
(iii)    the commingling of Collections of Pool Receivables at any time with other funds; or
(iv)    any failure of the Servicer to comply with its covenants, obligations and agreements contained in this Agreement or any other Transaction Document.
(b)    The indemnities in this Section 12.02(b) shall not apply to any claims of any Servicer Indemnified Party to the extent such claims (i) are found in a final and non-appealable judgment of a court of competent jurisdiction to have resulted from the willful misconduct, bad faith or gross negligence of such Servicer Indemnified Party, (ii) result from a claim brought by the Borrower, any Originator, the Servicer or the Performance Guarantor, or any of their respective Subsidiaries, against such Servicer Indemnified Party for material breach of such Servicer Indemnified Party’s obligations under this Agreement if the Borrower, such Originator, the Servicer, the Performance Guarantor or such Subsidiary has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction, (iii) result from a proceeding that does not involve an act or omission by the Borrower, any Originator, the Servicer, the Performance Guarantor or any of their respective Subsidiaries and that is brought by a Servicer Indemnified Party against any other Servicer Indemnified Party (other than Servicer Indemnified Amounts against any agent in its capacity or in fulfilling its roles as an agent hereunder or any similar role with respect to this Agreement or any Commitments), (iv) are for Servicer Indemnified Amounts to the extent the same includes losses in respect of Pool Receivables that are uncollectible on account of the bankruptcy or insolvency, lack of creditworthiness or other financial default or inability to pay of the related Obligor or (v) are for Taxes (which are covered by Section 4.03). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 12.02(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, the Servicer, the Performance Guarantor, or any of their respective Subsidiaries, directors, equityholders or creditors or a Servicer Indemnified Party or any other

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Person, whether or not any Servicer Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated.
(c)    If for any reason the foregoing indemnification is unavailable to any Servicer Indemnified Party or insufficient to hold it harmless, then the Servicer shall contribute to the amount paid or payable by such Servicer Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of the Servicer and its Affiliates on the one hand and such Servicer Indemnified Party on the other hand in the matters contemplated by this Agreement as well as the relative fault of the Servicer and its Affiliates and such Servicer Indemnified Party with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Servicer under this Section shall be in addition to any liability which the Servicer may otherwise have, shall extend upon the same terms and conditions to Servicer Indemnified Party, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Servicer and the Servicer Indemnified Parties.
(d)    Any indemnification or contribution under this Section shall survive the termination of this Agreement.

ARTICLE XIII
MISCELLANEOUS
SECTION 13.01    Amendments, Etc.
(a)    No failure on the part of any Credit Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No amendment or waiver of any provision of this Agreement or consent to any departure by any of the Borrower or any Affiliate thereof shall be effective unless in a writing signed by the Administrative Agent and the Majority Group Agents (and, in the case of any amendment, also signed by the Borrower), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (A) no amendment, waiver or consent shall, unless in writing and signed by the Servicer, affect the rights or duties of the Servicer under this Agreement; (B) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent and each Group Agent:
(i)    change (directly or indirectly) the definitions of, Borrowing Base Deficit, Defaulted Receivable, Delinquent Receivable, Eligible Receivable, Facility Limit, Final Maturity Date, Net Receivables Pool Balance or Total Reserves contained in this Agreement, or increase the then existing Concentration Percentage for any Obligor or change the calculation of the Borrowing Base;
(ii)    reduce the amount of Capital or Interest or Fees that is payable on account of any Loan or with respect to any other Credit Extension or delay any scheduled date for payment thereof;
(iii)    change any Event of Default;
(iv)    release all or a material portion of the Collateral from the Administrative Agent’s security interest created hereunder;

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(v)    release the Performance Guarantor from any of its obligations under the Performance Guaranty or terminate the Performance Guaranty;
(vi)    change any of the provisions of this Section 13.01 or the definition of “Majority Group Agents”; or
(vii)(    change the order of priority or pro rata sharing of Collections pursuant to Section 3.01.
Notwithstanding the foregoing, (A) no amendment, waiver or consent shall increase any Committed Lender’s Commitment hereunder without the consent of such Committed Lender and (B) no amendment, waiver or consent shall reduce any Fees payable by the Borrower to any member of any Group or delay the dates on which any such Fees are payable, in either case, without the consent of the Group Agent for such Group and (C) no consent with respect to any amendment, waiver or other modification of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clauses (i) through (vii) above and then only in the event such Defaulting Lender shall be directly affected by such amendment, waiver or other modification.
SECTION 13.02    Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and faxed or delivered, to each party hereto, at its address set forth under its name on Schedule III or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received.
SECTION 13.03    Assignability; Addition of Lenders.
(a)     Assignment by Conduit Lenders. This Agreement and the rights of each Conduit Lender hereunder (including each Loan made by it hereunder) shall be assignable by such Conduit Lender and its successors and permitted assigns (i) to any Program Support Provider of such Conduit Lender without prior notice to or consent from the Borrower or any other party, or any other condition or restriction of any kind, (ii) to any other Lender with prior notice to the Borrower but without consent from the Borrower or (iii) with the prior written consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that such consent shall not be required if an Event of Default or Unmatured Event of Default has occurred and is continuing), to any other Eligible Assignee. Each assignor of a Loan or any interest therein may, in connection with the assignment or participation, disclose to the assignee or Participant any information relating to the Borrower and its Affiliates, including the Receivables, furnished to such assignor by or on behalf of the Borrower and its Affiliates or by the Administrative Agent; provided that, prior to any such disclosure, the assignee or Participant agrees to preserve the confidentiality of any confidential information relating to the Borrower and its Affiliates received by it from any of the foregoing entities in a manner consistent with Section 13.06(b).
(b)    Assignment by Committed Lenders. Each Committed Lender may assign to any Eligible Assignee all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and any Loan or interests therein owned by it); provided, however, that
(i)    except for an assignment by a Committed Lender to either an Affiliate of such Committed Lender or any other Committed Lender, each such assignment shall require the prior written consent of the Borrower (such consent not to be

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unreasonably withheld, conditioned or delayed; provided, however, that such consent shall not be required if an Event of Default or an Unmatured Event of Default has occurred and is continuing; provided, further, that the Borrower shall be deemed to have consent to such assignment unless the Borrower provides a written objection to such assignment to the Administrative Agent within ten (10) Business Days of receiving notice thereof);
(ii)    each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement;
(iii)    the amount being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance Agreement with respect to such assignment) shall in no event be less than the lesser of (x) $5,000,000 and (y) all of the assigning Committed Lender’s Commitment; and
(iv)    the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance Agreement.
Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance Agreement, (x) the assignee thereunder shall be a party to this Agreement, and to the extent that rights and obligations under this Agreement have been assigned to it pursuant to such Assignment and Acceptance Agreement, have the rights and obligations of a Committed Lender hereunder and (y) the assigning Committed Lender shall, to the extent that rights and obligations have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish such rights and be released from such obligations under this Agreement (and, in the case of an Assignment and Acceptance Agreement covering all or the remaining portion of an assigning Committed Lender’s rights and obligations under this Agreement, such Committed Lender shall cease to be a party hereto).
(c)    Register. The Administrative Agent shall, acting solely for this purpose as an agent of the Borrower, maintain at its address referred to on Schedule III (or such other address of the Administrative Agent notified by the Administrative Agent to the other parties hereto) a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Committed Lenders and the Conduit Lenders, the Commitment of each Committed Lender and the aggregate outstanding Capital (and stated interest) of the Loans of each Conduit Lender and Committed Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Servicer, the Administrative Agent, the Group Agents, and the other Credit Parties may treat each Person whose name is recorded in the Register as a Committed Lender or Conduit Lender, as the case may be, under this Agreement for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Servicer, any Group Agent, any Conduit Lender or any Committed Lender at any reasonable time and from time to time upon reasonable prior notice.
(d)    Procedure. Upon its receipt of an Assignment and Acceptance Agreement executed and delivered by an assigning Committed Lender and an Eligible Assignee or assignee Committed Lender, the Administrative Agent shall, if such Assignment and Acceptance Agreement has been duly completed, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and the Servicer.
(e)    Participations. Each Committed Lender may sell participations to one or more Eligible Assignees (each, a “Participant”) in or to all or a portion of its rights and/or

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obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the interests in the Loans owned by it); provided, however, that
(i)    such Committed Lender’s obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, and
(ii)    such Committed Lender shall remain solely responsible to the other parties to this Agreement for the performance of such obligations.
The Administrative Agent, the Group Agents, the Conduit Lenders, the other Committed Lenders, the Borrower and the Servicer shall have the right to continue to deal solely and directly with such Committed Lender in connection with such Committed Lender’s rights and obligations under this Agreement.
(f)    Participant Register. Each Committed Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided, that no Committed Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any this Agreement) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Committed Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(g)    Assignments by Agents. This Agreement and the rights and obligations of the Administrative Agent and each Group Agent herein shall be assignable by the Administrative Agent or such Group Agent, as the case may be, and its successors and assigns; provided, that in the case of an assignment to a Person that is not an Affiliate of the Administrative Agent or such Group Agent, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, such assignment shall require the Borrower’s consent (not to be unreasonably withheld, conditioned or delayed).
(h)    Assignments by the Borrower or the Servicer. Neither the Borrower nor, except as provided in Section 8.01, the Servicer may assign any of its respective rights or obligations hereunder or any interest herein without the prior written consent of the Administrative Agent and each Group Agent (such consent to be provided or withheld in the sole discretion of such Person).
(i)    Addition of Lenders or Groups. The Borrower may, with written notice to the Administrative Agent and each Group Agent, add additional Persons as Lenders (by creating a new Group) or cause an existing Lender to increase its Commitment; provided, however, that the Commitment of any existing Lender may only be increased with the prior written consent of such Lender; provided, further, that at all times after the addition of any additional Lender each existing Lender will receive Fees at least equal to the Fees to be received by such additional Lender and with respect to any Fees to be received by any such additional Lender, other than the Undrawn Fees and the Drawn Fees (each as defined in the applicable Fee Letter) (the “Additional Lender Upfront Fees”), any such Additional Lender Upfront Fees will be based on

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the period of time beginning with the date that such additional Lender becomes a party hereto and ending on the Scheduled Termination Date and any Fees received by any such existing Lender other than the Undrawn Fees and the Drawn Fees will be netted against such Additional Lender Upfront Fees. Each new Lender (or Group) shall become a party hereto, by executing and delivering to the Administrative Agent and the Borrower, an assumption agreement (each, an “Assumption Agreement”) in the form of Exhibit C hereto (which Assumption Agreement shall, in the case of any new Lender, be executed by each Person in such new Lender’s Group).
(j)    Pledge to a Federal Reserve Bank. Notwithstanding anything to the contrary set forth herein, (i) any Lender, Program Support Provider or any of their respective Affiliates may at any time pledge or grant a security interest in all or any portion of its interest in, to and under this Agreement (including, without limitation, rights to payment of Capital and Interest) and any other Transaction Document to secure its obligations to a Federal Reserve Bank or Bank of Canada, without notice to or the consent of the Borrower, the Servicer, any Affiliate thereof or any Credit Party; provided, however, that that no such pledge shall relieve such assignor of its obligations under this Agreement.
(k)    Pledge to a Security Trustee. Notwithstanding anything to the contrary set forth herein, (i) any Lender, Program Support Provider or any of their respective Affiliates may at any time pledge or grant a security interest in all or any portion of its interest in, to and under this Agreement (including, without limitation, rights to payment of Capital and Interest) and any other Transaction Document to a security trustee  in connection with the funding by such Person of Loans, without notice to or the consent of the Borrower, the Servicer, any Affiliate thereof or any Credit Party; provided, however, that that no such pledge shall relieve such assignor of its obligations under this Agreement.
SECTION 13.04    Costs and Expenses. In addition to the rights of indemnification granted under Section 12.01 hereof, the Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses in connection with the preparation, negotiation, execution, delivery and administration of this Agreement, any Program Support Agreement (or any supplement or amendment thereof) related to this Agreement and the other Transaction Documents (together with all amendments, restatements, supplements, consents and waivers, if any, from time to time hereto and thereto), including (i) the reasonable Attorney Costs for the Administrative Agent, the Structuring Agent and the other Credit Parties and any of their respective Affiliates with respect thereto and with respect to advising the Administrative Agent, the Structuring Agent and the other Credit Parties and their respective Affiliates as to their rights and remedies under this Agreement and the other Transaction Documents and (ii) reasonable accountants’, auditors’ and consultants’ fees and expenses for the Administrative Agent, the Structuring Agent and the other Credit Parties and any of their respective Affiliates and the fees and charges of any nationally recognized statistical rating organization incurred in connection with the administration and maintenance of this Agreement or advising the Administrative Agent or any other Credit Party as to their rights and remedies under this Agreement or as to any actual or reasonably claimed breach of this Agreement or any other Transaction Document. In addition, the Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses (including reasonable Attorney Costs), of the Administrative Agent, the Structuring Agent and the other Credit Parties and their respective Affiliates, incurred in connection with the enforcement of any of their respective rights or remedies under the provisions of this Agreement and the other Transaction Documents.
SECTION 13.04    No Proceedings; Limitation on Payments.
(a)    Each of the Borrower, the Administrative Agent, the Servicer, each Group Agent, each Lender and each assignee of a Loan or any interest agrees that it will not institute against, or join any other Person in instituting against, any Conduit Lender any Insolvency

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Proceeding so long as any Notes or other senior indebtedness issued by such Conduit Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Notes or other senior indebtedness shall have been outstanding.
(b)    Each of the Servicer, each Group Agent, each Lender and each assignee of a Loan or any interest therein, hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Borrower any Insolvency Proceeding until one year and one day after the Final Payout Date; provided, that the Administrative Agent may take any such action in its sole discretion following the occurrence of an Event of Default.
(c)    Notwithstanding any provisions contained in this Agreement to the contrary, a Conduit Lender shall not, and shall be under no obligation to, pay any amount, if any, payable by it pursuant to this Agreement or any other Transaction Document unless (i) such Conduit Lender has received funds which may be used to make such payment and which funds are not required to repay such Conduit Lender’s Notes when due and (ii) after giving effect to such payment, either (x) such Conduit Lender could issue Notes to refinance all of its outstanding Notes (assuming such outstanding Notes matured at such time) in accordance with the program documents governing such Conduit Lender’s securitization program or (y) all of such Conduit Lender’s Notes are paid in full. Any amount which any Conduit Lender does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Section 101 of the Bankruptcy Code) against or company obligation of such Conduit Lender for any such insufficiency unless and until such Conduit Lender satisfies the provisions of clauses (i) and (ii) above. The provisions of this Section 13.05 shall survive any termination of this Agreement.
SECTION 13.06    Confidentiality.
(a)    Each of the Borrower and the Servicer covenants and agrees to hold in confidence, and not disclose to any Person, the terms of any Fee Letter (including any fees payable in connection with this Agreement, such Fee Letters or any other Transaction Document), except as the Administrative Agent and each Group Agent may have consented to in writing prior to any proposed disclosure; provided, however, that it may disclose such information (i) to its Related Parties, (ii) to the extent such information has become available to the public other than as a result of a disclosure by or through the Borrower, the Servicer or their Related Parties or (iii) to the extent it should be (A) required by Applicable Law, or in connection with any legal or regulatory proceeding or (B) requested by any Governmental Authority to disclose such information; provided, that, in the case of clause (iii) above, the Borrower and the Servicer will use reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by Applicable Law) notify the Administrative Agent and the affected Credit Party of its intention to make any such disclosure prior to making such disclosure. Each of the Borrower and the Servicer agrees to be responsible for any breach of this Section by its Related Parties and agrees that its Related Parties will be advised by it of the confidential nature of such information and shall agree to comply with this Section. Notwithstanding the foregoing, it is expressly agreed that each of the Borrower, the Servicer and their respective Affiliates may publish a press release or otherwise publicly announce the existence and principal amount of the Commitments under this Agreement and the transactions contemplated hereby; provided, that the Administrative Agent shall be provided a reasonable opportunity to review such press release or other public announcement prior to its release and provide comment thereon; and provided, further, that no such press release shall name or otherwise identify the Administrative Agent, any other Credit Party or any of their respective Affiliates without such Person’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, the Borrower consents to the publication by the Administrative Agent or any other Credit Party of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement.

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(b)    Each of the Administrative Agent and each other Credit Party, severally and with respect to itself only, agrees, for the benefit of the Borrower, any Originator, Olin and the Performance Guarantor, to maintain the confidentiality of the Confidential Information, except that Confidential Information may be disclosed (a) to its Affiliates, their Related Parties and any Program Support Provider (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (b) to any rating agency (including any nationally recognized statistical rating organization in connection with obtaining or maintaining the rating of any Conduit Lender’s Notes or as otherwise contemplated by 17 C.F.R. 240.17g-5(a)(3)), or regulatory or similar authority having, or purporting to have, jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), or in connection with any regulatory examination of the Administrative Agent or any Credit Party or in accordance with the Administrative Agent’s or any Credit Party’s regulatory compliance policy if the Administrative Agent or such Credit Party deems disclosure necessary for the mitigation of claims by those authorities against the Administrative Agent or such Credit Party or any of its Subsidiaries or Affiliates, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an express agreement for the benefit of the Borrower, any Originator, Olin and the Performance Guarantor containing provisions substantially the same as those of this Section, to any Eligible Assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower and Olin, (h) on a confidential basis to (i) any rating agency in connection with rating the Borrower or this Agreement or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers, (i) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications, (j) to data service providers, including league table providers, that serve the lending industry, such information to consist of information customarily provided to such data service providers or (k) to the extent such Confidential Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Credit Party on a nonconfidential basis from a source other than the Borrower, any Originator, Olin, the Performance Guarantor or any of their respective Subsidiaries. For the purposes of this Section 13.06, “Confidential Information” means all information, including material nonpublic information with the meaning of Regulation FD promulgated by the SEC (“Regulation FD”), received from the Borrower, any Originator, Olin, the Performance Guarantor or any of their respective Subsidiaries relating to such entities or their respective businesses, other than any such information that is available to the Administrative Agent or any Credit Party on a nonconfidential basis prior to disclosure by such entities; provided, that such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person customarily accords to its own confidential information; provided, however, that with respect to disclosures pursuant to clauses (b) and (c) of this Section, unless prohibited by law or applicable court order, each Credit Party and the Administrative Agent shall attempt to notify the Borrower and Olin of any request by any governmental agency or representative thereof or other Person for disclosure of Confidential Information after receipt of such request, and if reasonable, practicable and permissible, before disclosure of such Confidential Information. It is understood and agreed that the Borrower, Olin, each Originator and the Performance Guarantor and their respective Subsidiaries and Affiliates may rely upon this Section for any purpose, including to comply with Regulation FD.

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(c)    As used in this Section 13.06, “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, managers, officers, employees, members, investors, financing sources, insurers, representatives, controlling persons and agents, including accountants, legal counsel and other advisors of such Person and of such Person’s Affiliates.
(d)    Notwithstanding the foregoing, to the extent not inconsistent with applicable securities laws, each party hereto (and each of its employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as defined in Section 1.6011-4 of the Treasury Regulations) of the transactions contemplated by the Transaction Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such Person relating to such tax treatment and tax structure.
SECTION 13.07    GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
SECTION 13.08    Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 13.09    Integration; Binding Effect; Survival of Termination. This Agreement and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until the Final Payout Date; provided, however, that the provisions of Sections 4.01, 4.02, 4.03, 10.04, 10.06, 11.04, 12.01, 12.02, 13.04, 13.05, 13.06, 13.09, 13.11 and 13.13 shall survive any termination of this Agreement.
SECTION 13.10    CONSENT TO JURISDICTION. (a) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, MAY BE HEARD AND DETERMINED,

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IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 13.10 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(b)    EACH OF THE BORROWER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 13.02. NOTHING IN THIS SECTION 13.10 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
SECTION 13.11    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT.
SECTION 13.12    Ratable Payments. If any Credit Party, whether by setoff or otherwise, has payment made to it with respect to any Borrower Obligations in a greater proportion than that received by any other Credit Party entitled to receive a ratable share of such Borrower Obligations, such Credit Party agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Borrower Obligations held by the other Credit Parties so that after such purchase each Credit Party will hold its ratable proportion of such Borrower Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Credit Party, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
SECTION 13.13    Limitation of Liability.
(a)    No claim may be made by the Borrower or any Affiliate thereof or any other Person against any Credit Party or their respective Affiliates, members, directors, officers, employees, incorporators, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Transaction Document, or any act, omission or event occurring in connection herewith or therewith; and each of the Borrower and the Servicer hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. None of the Credit Parties and their respective Affiliates shall have any liability to the Borrower or any Affiliate thereof or any other Person asserting claims on behalf of or in right of the Borrower or any Affiliate thereof in connection with or as a result of this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Borrower or any Affiliate thereof result from the breach of contract, gross negligence or willful misconduct of

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such Credit Party in performing its duties and obligations hereunder and under the other Transaction Documents to which it is a party.
(b)    The obligations of the Administrative Agent and each of the other Credit Parties under this Agreement and each of the Transaction Documents are solely the corporate obligations of such Person. No recourse shall be had for any obligation or claim arising out of or against any member, director, officer, employee or incorporator of any such Person.
SECTION 13.14    Intent of the Parties. The Borrower has structured this Agreement with the intention that the Loans and the obligations of the Borrower hereunder will be treated under United States federal, and applicable state, local and foreign tax law as debt (the “Intended Tax Treatment”). The Borrower, the Servicer, the Administrative Agent and the other Credit Parties agree to file no tax return, or take any action, inconsistent with the Intended Tax Treatment unless required by law. Each assignee and each Participant acquiring an interest in a Credit Extension, by its acceptance of such assignment or participation, agrees to comply with the immediately preceding sentence.
SECTION 13.15    USA Patriot Act. Each of the Administrative Agent and each of the other Credit Parties hereby notifies the Borrower and the Servicer that pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “PATRIOT Act”), the Administrative Agent and the other Credit Parties may be required to obtain, verify and record information that identifies the Borrower, the Originators, the Servicer and the Performance Guarantor, which information includes the name, address, tax identification number and other information regarding the Borrower, the Originators, the Servicer and the Performance Guarantor that will allow the Administrative Agent and the other Credit Parties to identify the Borrower, the Originators, the Servicer and the Performance Guarantor in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act. Each of the Borrower and the Servicer agrees to provide the Administrative Agent and each other Credit Parties, from time to time, with all documentation and other information required by bank regulatory authorities under “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act.
SECTION 13.16    Right of Setoff. Each Credit Party is hereby authorized (in addition to any other rights it may have), at any time during the continuance of an Event of Default, to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Credit Party (including by any branches or agencies of such Credit Party) to, or for the account of, the Borrower against amounts owing by the Borrower hereunder (even if contingent or unmatured); provided, that such Credit Party shall notify the Borrower promptly following such setoff.
SECTION 13.17    Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 13.18    Mutual Negotiations. This Agreement and the other Transaction Documents are the product of mutual negotiations by the parties thereto and their counsel, and no party shall be deemed the draftsperson of this Agreement or any other Transaction Document or any provision hereof or thereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Agreement or any other Transaction Document, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof.

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SECTION 13.19    Captions and Cross References. The various captions (including the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Schedule or Exhibit are to such Section Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OLIN FINANCE COMPANY, LLC,
as the Buyer
By:
Name:
Title:
OLIN CORPORATION,
as the Servicer and as an Originator
By:
Name:
Title:

S-1

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent
By:
Name:
Title:
PNC BANK, NATIONAL ASSOCIATION,
as Group Agent for the PNC Group
By:
Name:
Title:
PNC BANK, NATIONAL ASSOCIATION,
as a Committed Lender
By:
Name:
Title:

S-2

CCEPTED AND ACKNOWLEDGED SOLELY WITH RESPECT TO SECTION 10.10 HEREOF:
PNC CAPITAL MARKETS LLC,
as the Structuring Agent
By:
Name:
Title:

S-3

THE TORONTO-DOMINION BANK,
as the Group Agent for the TD Bank Group
By:
Name:
Title:
THE TORONTO-DOMINION BANK,
as a Related Committed Lender
By:
Name:
Title:
COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, the TORONTO-DOMINION BANK,
as Conduit Lender for the TD Bank Group
By:
Name:
Title:

S-4